Variable Life Account B--CVUL and CVUL II

Underwritten By:                           Administrative Office:
Aetna Life Insurance and Annuity Company   Lincoln Corporate Specialty Markets
Home Office:                               350 Church Street--MSM1
151 Farmington Avenue                      Hartford, CT 06103-1106
Hartford, Connecticut 06156                (860) 466-1561
(800) 334-7586

Prospectus Dated May 1, 2000
         The Flexible Premium Variable Universal Life Insurance Policy
This Prospectus describes Corporate VUL ("CVUL") and Corporate VUL II ("CVUL II"), two flexible premium variable life insurance contracts (the "Policy" or "Policies") offered by Aetna Life Insurance and Annuity Company (the "Company", "we", "us", "our"). The Policies can be purchased by corporations or other groups where individuals share a common employer or affiliation with the group or sponsoring organization. The Policy features: flexible premium payments; a choice of one of three death benefit options; a choice of life insurance qualification methods; and a choice of underlying investment options.

In October 1998, the Company and life insurance affiliates of Lincoln Financial Group ("Lincoln") entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.

You may allocate net premiums to subaccounts which invest in the funds listed below. Each fund has its own investment objective.

o Aetna Balanced VP, Inc.                                      o Janus Aspen Aggressive Growth Portfolio
o Aetna Income Shares d/b/a Aetna Bond VP                      o Janus Aspen Balanced Portfolio
o Aetna Growth VP                                              o Janus Aspen Flexible Income Portfolio
o Aetna Variable Fund d/b/a Aetna Growth and Income VP         o Janus Aspen Growth Portfolio
o Aetna Index Plus Large Cap VP                                o Janus Aspen Worldwide Growth Portfolio
o Aetna Variable Encore Fund d/b/a Aetna Money                 o MFS Total Return Series
  Market VP                                                    o MFS Global Governments Series
o Aetna Small Company VP                                       o Oppenheimer Aggressive Growth Fund/VA
o Aetna Value Opportunity VP                                   o Oppenheimer Global Securities Fund/VA
o Fidelity Variable Insurance Products Fund (VIP)              o Oppenheimer Main Street Growth & Income Fund/VA
  Equity-Income Portfolio                                      o Oppenheimer Strategic Bond Fund/VA
o Fidelity Variable Insurance Product Fund (VIP)               o Portfolio Partners, Inc. (PPI) MFS Capital Opportunities
  Growth Portfolio                                               Portfolio (formerly PPI MFS Value Equity Portfolio)
o Fidelity Variable Insurance Product Fund (VIP)               o Portfolio Partners, Inc. (PPI) MFS Emerging Equities
  High Income Portfolio                                          Portfolio
o Fidelity Variable Insurance Product Fund (VIP)               o Portfolio Partners, Inc. (PPI) MFS Research Growth
  Overseas Portfolio                                             Portfolio
o Fidelity Variable Insurance Products Fund II (VIP II)        o Portfolio Partners, Inc. (PPI) Scudder International
  Asset Manager Portfolio                                        Growth Portfolio
o Fidelity Variable Insurance Products Fund II (VIP II)        o Portfolio Partners, Inc. (PPI) T. Rowe Price Growth
  Contrafund[RegTM] Portfolio                                    Equity Portfolio

Net premiums allocated to the Fixed Account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.0% a year.

This prospectus and other information about Variable Life Account B filed with the Securities and Exchange Commission ("Commission") can be found in the Commission's web site at http://www.sec.gov. You can get copies of this information by visiting the Commission's Public Reference Room (call 1-800-SEC-0330) or writing the Commission's Public Reference Section, Washington, DC 20549-6009 and paying a duplication fee.

The Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

To be valid, this prospectus must have the current fund prospectuses with it. You should read the Prospectus and the attached prospectus for any available fund if you are considering buying a Policy or exercising elections under a Policy. You should also keep them for future reference. You can obtain any fund's Statement of Additional Information (SAI), which provides more information about a fund, by calling (800) 334-7586.

Table of Contents

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
Policy Summary ....................................   1     Right to Examine the Policy ......................  27
The Company .......................................   5    Payment of Death Benefit ..........................  27
The Separate Account ..............................   5    Policy Settlement .................................  28
The General Account ...............................   6     Settlement Options ...............................  28
Allocation of Premiums ............................   6     Calculation of Variable Payment Settlement
 Fixed Account ....................................   6      Options Values ..................................  30
 Separate Account .................................   6    Term Insurance Rider ..............................  31
 Mixed and Shared Funding .........................  10    Directors & Officers ..............................  32
Charges & Fees ....................................  10    Additional Information ............................  35
 Premium Charge ...................................  10     Reports to Policyowners ..........................  35
 Premium Charge Refund ............................  11     Right to Instruct Voting of Fund Shares ..........  35
Charges and Fees Assessed Against the Total                 Disregard of Voting Instructions .................  35
 Account Value ....................................  12     State Regulation .................................  36
Charges and Fees Associated with the                        Legal Matters and Proceedings ....................  36
 Variable Funding Options .........................  13     The Registration Statement .......................  36
 Mortality and Expense Risk Charge ................  13     Distribution of the Policies .....................  36
 Administrative Charge - Corporate VUL only .......  13     Records and Accounts .............................  37
 Surrender Charge - Corporate VUL only ............  13     Independent Auditors .............................  37
 Surrender Charges on Full and Partial                     Tax Matters .......................................  38
  Surrenders -- Corporate VUL only ................  14     General ..........................................  38
Charges Assessed Against the Underlying                     Federal Tax Status of the Company ................  38
 Funds ............................................  15     Life Insurance Qualification .....................  38
 Reduction of Charges .............................  16     General Rules ....................................  39
Policy Choices ....................................  16     Modified Endowment Contracts .....................  39
 Premium Payments .................................  17     Diversification Standards ........................  40
 Guaranteed Death Benefit -                                 Investor Control .................................  40
  Corporate VUL only ..............................  18     Other Tax Considerations .........................  41
 Life Insurance Qualification .....................  19    Miscellaneous Policy Provisions ...................  41
 Death Benefit Options ............................  19     The Policy .......................................  41
 Initial Allocations to Funding Options ...........  20     Payment of Benefits ..............................  41
 Transfers Between Funding Options ................  20     Age ..............................................  42
 Limits on Frequent Transfers .....................  21     Incontestability .................................  42
Policy Values .....................................  21     Suicide ..........................................  42
 Total Account Value ..............................  21     Coverage Beyond Maturity .........................  42
 Accumulation Unit Value ..........................  22     Nonparticipation .................................  42
 Maturity Value ...................................  22    Appendix A -
 Surrender Value ..................................  22    Illustrations of Death Benefit, Total Account
Policy Rights .....................................  23     Values and Surrender Values, Corporate VUL          43
 Partial Surrenders ...............................  23    Appendix B -
 Avoiding Loss of Coverage ........................  23    Illustrations of Death Benefit, Total Account
 No Lapse Coverage - Corporate VUL only ...........  24     Values and Surrender Values, Corporate
Reinstatement of a Lapsed Policy ..................  24     VUL II .. ........................................  53
 Policy Loans .....................................  24    Financial Statements of the Separate Account ......  S-1
 Policy Changes ...................................  25    Financial Statements of the Company ...............  F-1
 Death Benefit Option Change ......................  26

This Prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this Prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

Policy Summary

This section is an overview of key Policy features of the Corporate VUL and Corporate VUL II Policies. These Policies are administered by The Lincoln National Life Insurance Company.

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. The Policy owner will have all rights and privileges under the Policy. The Policies may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans. These Policies may be used by corporations and other businesses as a means of funding death benefit liabilities incurred under executive retirement plans or as a source for funding cash flow obligations under such plans. The Policies are not designed to be used in an employer's pension or profit sharing plan. (Regulations in your state may vary the provisions of your own Policy.) It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a corporate VUL or Corporate VUL II policy.

Your Policy is a flexible premium variable life insurance policy. Its value may change on a:

 1) fixed basis;

 2) variable basis; or a

 3) combination of both fixed and variable bases.

The value of the Policy and, under one option, the death benefit amount is not guaranteed and depends on the investment results of the funding options you select.

Replacements

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This Prospectus and the prospectus of the Funds should be read carefully to understand the Policy being offered.

Initial Choices to be Made

The Policy Owner (the "Owner" or "you") is the person named in the "policy specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have several important choices to make when the Policy is first purchased. You need to choose:

 1) one of three death benefit options;

 2) the life insurance qualification method;

 3) the amount of premium you want to pay;

 4) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it;

 5) (Corporate VUL only) if you want the guaranteed death benefit provision, and to what age (See "Policy Choices--Guaranteed Death Benefit.")

Death Benefit Options

The death benefit is the amount the Company pays to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable as of the date the Insured died.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit.


Life Insurance Qualification Method

At the time of purchase you must choose which life insurance qualification method best suits your needs--Cash Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to total account value. The guideline premium method may also restrict premiums payable under the Policy. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.


Amount of Premium Payment

When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described in "Policy Choices--Premium Payments." If your Policy lapses because your monthly deduction is larger than the net accumulation value, you may reinstate your Policy. See "Policy Rights--Reinstatement of a Lapsed Policy."

You may use the value of the Policy to pay the monthly deductions due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the Cost of Insurance increase as the Insured gets older. (See "Charges and Fees.")

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the "right-to-examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select unless your state requires a full refund of premiums. If you then decide you do not want your Policy, you will receive a refund. See "Policy Rights--Right to Examine the Policy."


Selection of Funding Vehicles

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. See "Allocation of Premiums."

You must choose the sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A variable sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your net premium payment or part of it into the Fixed Account. Net premium payments put into the Fixed Account become part of the Company's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4.0% per year. For additional information on the Fixed Account, see "Allocation of Premiums--Fixed Account."

Guaranteed Death Benefit Provision (CVUL only)
You may elect to have a guaranteed death benefit provision to age 80 or age
100. This means that your Policy will remain in force even though the cash value is not enough to pay the current monthly deductions as long as the guaranteed death benefit premium test is met. Each year the Company will determine that the sum of premiums to that point in time is sufficient to support the guaranteed death benefit provision. Your total premiums paid to date minus the partial surrenders must be equal to the required monthly guaranteed death benefit premium times the number of months that have passed since the original Policy issue date. See "Policy Choices--Guaranteed Death Benefit."

No-Lapse Coverage Provision (CVUL only)

Your Policy will not terminate during the first five years after the initial issue date or the issue date of any increase in the specified amount if the sum of premiums paid equals or exceeds:

 1) the sum of the minimum monthly premiums for each Policy month from the issue date, including the current month; plus

 2) any partial surrenders; plus

 3) any increase in the loan account value within that same five years, equals or is more than the sum of premiums paid.


Charges and Fees
A Premium Charge deduction will be made from each premium payment. That deduction is, in the first policy year, 7% for Corporate VUL, guaranteed not to exceed 10%, and 10.5% for Corporate VUL II, guaranteed not to exceed 15%; it declines thereafter. This charge represents the expense associated with the startup and maintenance of a Policy. For Corporate VUL, this includes average applicable premium taxes, although the Company is responsible for payment of premium taxes and any other amounts payable with respect to your premium payments to the extent they exceed the premium charge. See the "Charges and Fees" section appearing later in this prospectus for details for the schedule of premium charge percentages.

For Corporate VUL II, except as noted below, an explicit Premium Tax Charge equal to the state and municipal taxes associated with premiums received is also deducted from premium payments.

Upon a full surrender of your Policy within the first 36 months for Corporate VUL and first 24 months for Corporate VUL II if your Policy is not in default, you may be entitled to a credit for some or all of the premium charges which have been deducted from your premium payments. See the "Charges and Fees" section appearing later in this prospectus.

A monthly deduction is made from the total account value on the same day of each month beginning with the date of issue. The monthly deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was delayed due to underwriting requirements or other reasons. The monthly deduction also includes a monthly administrative expense charge during all policy years. For Corporate VUL, this charge is $7. For Corporate VUL II the current monthly charge is $6, guaranteed not to exceed $10. See the "Charges and Fees" section appearing later in this prospectus.

A daily charge is deducted from the assets of Variable Life Account B for mortality and expense risks assumed by the company. The daily deductions from net assets of the Separate Account for

Corporate VUL are at the annual rates of .70% during policy years 1 through 10 and .20% thereafter. For Corporate VUL II, these percentages are .70% during policy years 1 through 10 and .35% thereafter. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that the current charges are no longer adequate. The maximum mortality and expense risk charge is .90% per year.

For Corporate VUL only, a daily administrative charge is deducted equivalent on an annual basis to .30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the policies. The daily administrative charge is guaranteed to never exceed .50% on an annual basis of the average daily net assets of Variable Life Account B.

Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you chose will be affected by the management charges and other expenses. The table in section "Charges and Fees--Charges Assessed Against the Underlying Funds," shows you the charges and other expenses currently in effect for each Fund.

For Corporate VUL only, if you surrender your Policy (in whole or in part) a surrender charge may apply. The maximum initial surrender charge is 30% of the first year's minimum monthly premium for the initial specified amount. Once determined, the surrender charge will decrease annually until it reaches zero after nine years. If you increase the specified amount, a new surrender charge applies, in addition to the then existing surrender charge. See the "Charges and Fees" section appearing later in this prospectus.

Policy Loans

If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the interest rate on loans accrues at an annual rate equal to the greater of 1) the monthly average of the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the policy anniversary month, or 2) 5%.

For Corporate VUL, there are two types of loans, preferred (those taken during policy years 11 and beyond up to 10% of each year's total loan value), and non-preferred (all others). Annual interest is credited on the loan account value at the same rate interest is charged for preferred loans. For non-preferred loans, the rate credited is 1% less than the loan interest rate.

For Corporate VUL II, there are no preferred loans. Annual interest is credited on the loan account value not to exceed .9% less than the loan interest rate. However, in no case will the credited interest rate be less than 4.0% annually. See "Policy Rights--Policy Loans."

Changes in Specified Amount
Within certain limits, you may increase or decrease the specified amount beginning with the second policy year. Increases will require satisfactory evidence of insurability. Decreases in the first five years are subject to approval of the Company. Currently the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See "Policy Rights--Policy Changes."

The Company
Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts. The Company is an indirect wholly owned subsidiary of Aetna Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.

The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Life Account C and Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America, registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940, and as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Life Accounts B and C and Variable Annuity Accounts B, C and G.

The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies.


The Separate Account

Variable Life Account B is the separate account that supports the variable options. If you allocate any of your total account value to the variable options, that value is invested in the separate account. The separate account purchases shares of the Funds to fund the benefits provided by the Policies. We describe the currently available Funds, their investment objectives, and their investment advisers in this Prospectus. Each Fund also has a prospectus, which contains complete descriptions of the Fund's investment objectives, investment restrictions and other material information relating to an investment in the Fund. Any and all Fund distributions for Fund shares held by the separate account will be reinvested in additional Fund shares at net asset value.

We created Variable Life Account B in 1986 under Connecticut law. We hold the separate account assets to satisfy the claims of the Policy Owners to the extent that they have allocated amounts to the Separate Account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account. The Company is responsible for meeting all obligations to Owners under the Policies.

The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. The registration of the separate account involves no approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

The General Account

This is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. These are the fixed account value and the loan account value. The fixed account value is the non-loaned portion, the loan account value is equal to the sum of all unpaid loans.


Allocation of Premiums
You may allocate all or a part of your net premiums to the Fixed Account (part of the Company's General Account) or to the subaccounts currently available through the Separate Account in connection with the Policy. Each subaccount invests in a specific fund. Not all funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. Substitute funds may have higher charges than the funds being replaced.

The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institutions, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all Funds are diversified, as defined under the Investment Company Act of 1940. Refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge from our Administrative Office at the address and phone number listed on the cover of this Prospectus, or by contacting the SEC Public Reference Room. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any allocation to a sub-account if the sub-account's investment in the corresponding Fund is not accepted by the Fund for any reason.

Fixed Account

Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% per year may be credited to the fixed account value beginning in policy year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Separate Account

The Separate Account subaccounts invest in the following funds

Each fund described below is an investment vehicle for one or more insurance company separate accounts. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables we cannot guarantee that there will be any correlation between the two investments. Even through the management strategy and the objectives of the funds may be similar, the investment results may vary.

o Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

o Aetna Variable Portfolios, Inc.--Aetna Growth VP seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

o Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

o Aetna Variable Portfolios, Inc.--Aetna Small Company VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

o Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.(1)

o Fidelity Variable Insurance Products Fund Equity--Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(2)

o Fidelity Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing primarily in common stocks of companies the investment adviser believes have above-average growth potential.(2)

o Fidelity Variable Insurance Products Fund--High Income Portfolio seeks a high level of current income while also considering growth of capital.(2)(a)

o Fidelity Variable Insurance Products Fund--Overseas Portfolio seeks long-term growth of capital by investing in foreign securities, primarily in common stocks.(2)(b)

o Fidelity Variable Insurance Products Fund II--Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.(2)(c)

o Fidelity Variable Insurance Products Fund II--Contrafund[RegTM] Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(2)(a)

o Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.(3)

o Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(3)

o Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its investment objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/ high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.(3)

o Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(3)

o Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(3)

o MFS Total Return Series seeks primarily to provide above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income. The series is a "balanced fund." Under normal market conditions, the series invests (i) at least 40%, but not more than 75%, of its net assets in equity securities; and
  (ii) at least 25% of its net assets in non-convertible fixed income securities.(4)

o MFS Global Governments Series is a non-diversified series that seeks to provide income and capital appreciation. Under normal market conditions, the series invests at least 65% of its total assets in U.S. government securities and foreign government securities, including emerging market governments.(4)

o Oppenheimer Aggressive Growth Fund/VA seeks to achieve long-term capital appreciation by investing in "growth-type" companies.(5)

o Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries, and special situations which are considered to have appreciation possibilities.(5)

o Oppenheimer Main Street Growth & Income Fund/VA seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.(5)

o Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(5)

o Portfolio Partners, Inc. (PPI)--MFS Capital Opportunities Portfolio (formerly known as PPI MFS Value Equity Portfolio) seeks capital appreciation.(6)(a)

o Portfolio Partners, Inc. (PPI)--MFS Emerging Equities Portfolio seeks long-term growth of capital.(6)(a)

o Portfolio Partners, Inc. (PPI)--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(6)(a)


o Portfolio Partners, Inc. (PPI)--Scudder International Growth Portfolio seeks long-term growth of capital.(6)(b)

o Portfolio Partners, Inc. (PPI)--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.(6)(c)



Investment Adviser:

 (1) Investment Adviser: Aeltus Investment Management, Inc.

 (2) Investment Adviser: Fidelity Management & Research Company

     (a) Fidelity Management & Research (U.K.) Inc. (subadviser)
         Fidelity Management & Research Far East Inc. (subadviser) Fidelity Investments Japan Limited (subadviser)

     (b) Fidelity Management & Research (U.K.) Inc. (subadviser)
         Fidelity Management & Research Far East Inc. (subadviser)
         Fidelity International Investment Advisors (subadviser)
         Fidelity International Investment Advisors (U.K.) Limited (subadviser) Fidelity Investments Japan Limited (subadviser)

     (c) Fidelity Management & Research (U.K.) Inc. (subadviser)
         Fidelity Management & Research Far East Inc. (subadviser) Fidelity Investments Money Management, Inc. (subadviser)
         Fidelity Investments Japan Limited (subadviser)

 (3) Investment Adviser: Janus Capital Corporation

 (4) Investment Adviser: Massachusetts Financial Services Company

 (5) Investment Adviser: OppenheimerFunds, Inc.

 (6) Investment Adviser: Aetna Life Insurance and Annuity Company

     (a) Massachusetts Financial Services Company (subadviser)

     (b) Scudder Kemper Investments, Inc. (subadviser)

     (c) T. Rowe Price Associates, Inc. (subadviser)

The availability of the Funds listed above is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies.

There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.


Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.



Charges & Fees


Premium Charge

A deduction, called the premium charge, will be made from each premium payment. This charge represents administrative expenses associated with the startup and maintenance of a Policy, and, for Corporate VUL, includes average applicable state premium taxes. For Corporate VUL, the Company is responsible for payment of actual premium taxes and other amounts payable with respect to your premium payments to the extent they exceed the premium charge. DAC taxes are paid by the Company.

For Corporate VUL II, an amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments.

Corporate VUL

1. Guaranteed Premium Charge


The premium charge is guaranteed to be no higher than the percentages shown in the following table.

                   Premiums Paid up to the     Premiums Paid over the
                   first year's Guaranteed     first year's Guaranteed
                   Death Benefit Premium       Death Benefit Premium
Policy Year(s)     to age 80                   to age 80
----------------   -------------------------   ------------------------
1                  10%                         5%
2 and after         5%                         5%


2. Current Premium Charge

The premium charge is currently set at the percentages shown in the following table.

                   Premiums Paid up to the     Premiums Paid over the
                   first year's Guaranteed     first year's Guaranteed
                   Death Benefit Premium       Death Benefit Premium
Policy Year(s)     to age 80                   to age 80
----------------   -------------------------   ------------------------
1                  7%                          2%
2 and after        2%                          2%


Corporate VUL II

1. Guaranteed Premium Charge

The premium charge is guaranteed to be no higher than the percentages shown in the following table.

                   Premiums Paid up to     Premiums Paid greater than
Policy Year(s)     Target Premium          Target Premium
----------------   ---------------------   ---------------------------
1                  15%                     6%
2-5                10%                     6%
6 and after         6%                     6%


2. Current Premium Charge

The premium charge is currently set at the amounts shown in the following table.

                   Premiums Paid up to     Premiums Paid greater than
Policy Year(s)     Target Premium          Target Premium
----------------   ---------------------   ---------------------------
1                  10.5%                   2.5%
2-5                 7.5%                   1.5%
6-7                 3.5%                   1.5%
8 and after         1.5%                   1.5%


Premium Charge Refund

Upon a full surrender of your Policy within the first 36 months of the Policy for Corporate VUL and first 24 months for Corporate VUL II if your Policy is not in default you may be entitled to a credit for some or all of the premium charges which have been deducted from your premium payments although a surrender charge will also apply for Corporate VUL. To determine the surrender value during the premium charge refund period the total account value will be reduced by the applicable surrender charge (Corporate VUL only) and the amount of any loan account value, including accrued interest. That amount would be increased by the applicable credit for the premium charge. For Corporate VUL II, a decrease in the specified amount in policy years 1 or 2 will proportionately decrease the amount of the premium charge refund.

Calculation of the Premium Charge Refund Amount

Corporate VUL

For Policies which are surrendered during the first twelve months after the date of issue, the credit will be the sum of all premium charges deducted. For policy months 13 through 36, the credit will be equal to the sum of all premium charges deducted since the date of issue multiplied by twelve and then divided by the number of policy months since the date of issue of the Policy. For example, during policy month 24, the credit would be equal to the total of all premium charges deducted since the date of issue multiplied by 12/24, or half of all premium charges paid. No credits apply if a Policy is in default.


Corporate VUL II

For Policies surrendered during the first twelve months after the date of issue, the refund is 7% of premium paid in the first policy year up to the target premium and 3% of premium paid in the first policy year above target premium. For months 13 through 24, the refund is 75% of the first policy year refund amount.


Charges and Fees Assessed Against the Total Account Value

The total account value is the sum of the separate account value, the fixed account value and the loan account value.

A monthly deduction is made from the total account value. The monthly deduction is made as of the same day each month, beginning with the date of issue. This day is called the monthly deduction day. The monthly deduction includes the Cost of Insurance attributable to the basic insurance coverage, and any charges for supplemental riders or benefits. The Cost of Insurance for Corporate VUL depends on the attained age, risk class of the Insured and specified amount of the Policy and number of policy years elapsed. Attained age is the issue age of the Insured increased by the number of policy years elapsed. For Corporate VUL II, the Cost of Insurance depends on the issue age, risk class of the Insured and the number of policy years elapsed and specified amount of the Policy.

Once a Policy is issued, the monthly deductions, including Cost of Insurance charges, will begin as of the date of issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount.

The monthly deduction also includes a monthly administrative expense charge during all policy years as follows:

   Corporate VUL - $7
   Corporate VUL II - $6 currently, guaranteed not to exceed $10.

The monthly administrative expense charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs. The monthly deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating accumulation units and withdrawing the value of the liquidated accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values.

Charges and Fees Associated with the Variable Funding Options

Mortality and Expense Risk Charge

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risks assumed by it in connection with the Policy.

The amount of this charge is a percentage of the average daily net assets of the Separate Account based on policy years as follows.

  1. Corporate VUL

                   Percentage of Separate Account
  Policy Years        Average Daily Net Assets
  1-10                          0.70%
  11 and later                  0.20%

   2. Corporate VUL II

                   Percentage of Separate Account
  Policy Years        Average Daily Net Assets
  1-10                          0.70%
  11 and later                  0.35%

The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that the current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.


Administrative Charge - Corporate VUL only

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policies. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The daily administrative charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.


Surrender Charge - Corporate VUL only

If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is retained by the Company and is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the surrender charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's minimum monthly premium. (Any surrenders may result in tax implications; see "Tax Matters.")

The initial surrender charge, as specified in your Policy, is based on the specified amount. It also depends on the Insured's attained age and risk class. Once determined, the surrender charge will decrease annually until it reaches zero after nine years.

If you increase the specified amount, a new surrender charge will be applicable, in addition to the then existing surrender charge. This charge will be determined based on the Insured's attained age and risk class. The surrender charge applicable to the increase will be equal to the surrender charge on a new Policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also decrease annually until it reaches zero after nine years.

If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same as it was before the decrease.

Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.


Surrender Charges on Full and Partial Surrenders - Corporate VUL only

Full Surrender: All applicable surrender charges are imposed.

Partial Surrender: A proportional percentage of all surrender charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the fixed account Value and the separate account value less full surrender charges. When a partial surrender is made, any applicable remaining surrender charges will be reduced in the same proportion.

No surrender charge applies to Corporate VUL II.

Charges Assessed Against the Underlying Funds
The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1999 unless otherwise indicated. Expenses of the Funds are not fixed or specified under the terms of the Policies, and actual expenses may vary.

                                                                                   Total Fund                      Net Fund
                                                                                     Annual                         Annual
                                                                                    Expenses                       Expenses
                                                       Investment                    Without         Total          After
                                                        Advisory        Other      Waivers or     Waivers and     Waivers or
Fund Name                                                Fees(1)      Expenses     Reductions      Reductions     Reductions
---------                                              ----------     --------     ----------     ------------    ----------
Aetna Balanced VP, Inc.                                    0.50%         0.09%         0.59%            --           0.59%
Aetna Bond VP                                              0.40%         0.09%         0.49%            --           0.49%
Aetna Growth VP(2)                                         0.60%         0.11%         0.71%          0.00%          0.71%
Aetna Growth and Income VP                                 0.50%         0.08%         0.58%            --           0.58%
Aetna Index Plus Large Cap VP(2)                           0.35%         0.10%         0.45%          0.00%          0.45%
Aetna Money Market VP                                      0.25%         0.09%         0.34%            --           0.34%
Aetna Small Company VP(2)                                  0.75%         0.13%         0.88%          0.00%          0.88%
Aetna Value Opportunity VP(2)                              0.60%         0.13%         0.73%          0.00%          0.73%
Fidelity VIP Equity-Income Portfolio(3)                    0.48%         0.09%         0.57%            --           0.57%
Fidelity VIP Growth Portfolio(3)                           0.58%         0.08%         0.66%            --           0.66%
Fidelity VIP High Income Portfolio(3)                      0.58%         0.11%         0.69%            --           0.69%
Fidelity VIP Overseas Portfolio(3)                         0.73%         0.18%         0.91%            --           0.91%
Fidelity VIP II Asset Manager Portfolio(3)                 0.53%         0.10%         0.63%            --           0.63%
Fidelity VIP II Contrafund[RegTM] Portfolio(3)             0.58%         0.09%         0.67%            --           0.67%
Janus Aspen Aggressive Growth Portfolio(4)                 0.65%         0.02%         0.67%          0.00%          0.67%
Janus Aspen Balanced Portfolio(4)                          0.65%         0.02%         0.67%          0.00%          0.67%
Janus Aspen Flexible Income Portfolio(4)                   0.65%         0.07%         0.72%          0.00%          0.72%
Janus Aspen Growth Portfolio(4)                            0.65%         0.02%         0.67%          0.00%          0.67%
Janus Aspen Worldwide Growth Portfolio(4)                  0.65%         0.05%         0.70%          0.00%          0.70%
MFS Total Return Series(5)                                 0.75%         0.15%         0.90%          0.00%          0.90%
MFS Global Governments Series(6)                           0.75%         0.30%         1.05%          0.14%          0.91%
Oppenheimer Aggressive Growth Fund/VA                      0.66%         0.01%         0.67%            --           0.67%
Oppenheimer Global Securities Fund/VA                      0.67%         0.02%         0.69%            --           0.69%
Oppenheimer Main Street Growth and Income Fund/VA          0.73%         0.05%         0.78%            --           0.78%
Oppenheimer Strategic Bond Fund/VA                         0.74%         0.04%         0.78%            --           0.78%
PPI MFS Capital Opportunities Portfolio(7)                 0.65%         0.25%         0.90%          0.00%          0.90%
PPI MFS Emerging Equities Portfolio(7)                     0.67%         0.13%         0.80%          0.00%          0.80%
PPI MFS Research Growth Portfolio(7)                       0.70%         0.15%         0.85%          0.00%          0.85%
PPI Scudder International Growth Portfolio(7)              0.80%         0.20%         1.00%          0.00%          1.00%
PPI T. Rowe Price Growth Equity Portfolio(7)               0.60%         0.15%         0.75%          0.00%          0.75%

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the Investment Advisory Fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund's "Total Fund Annual Expenses Without Waivers or Reductions" do not exceed the percentage reflected under "Net Fund Annual Expenses After Waivers or Reductions."

(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or the investment adviser on behalf of certain funds', custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. These credits are not included under Total Waivers and Reductions. If these credits had been included, the amounts shown under Net Fund Annual Expenses After Waivers or Reductions presented in the table would have been 0.56% for Fidelity VIP Equity-Income Portfolio; 0.65% for Fidelity VIP Growth Portfolio; 0.87% for Fidelity VIP Overseas Portfolio; 0.62% for Fidelity VIP II Asset Manager Portfolio; and 0.65% for Fidelity VIP II Contrafund[RegTM] Portfolio.

(4) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

(5) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The "Other Expenses" shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Fund Annual Expenses After Waivers or Reductions would be lower and would equal 0.89% for the series.

(6) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The "Other Expenses" shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Fund Annual Expenses After Waivers or Reductions would be lower and would equal 0.90% for the series. In addition, MFS has contractually agreed, subject to reimbursement, to bear expenses for the series such that the series' actual Other Expenses (which were 0.29% after taking into account the expense offset arrangement), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. This contractual fee arrangement will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

(7) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2001, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.


Reduction of Charges

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium charges or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policy owners.


Policy Choices

When you buy a Policy, you make several important choices:

o Which life insurance qualification method best suits your needs - cash value accumulation or guideline premium;

o Which one of the three death benefit options you would like;

o The premium accumulation rate you would like if you choose death benefit Option 3;

o The way your premiums will be allocated to the Funds and/or the Fixed
  Account;

o The amount of premium you intend to pay. For Corporate VUL only, you must decide whether you want to pay the amount necessary to guarantee your death benefit to age 80 or 100.

Each of these choices is described in detail below:


Premium Payments

Planned premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional premiums are any premiums you pay in addition to planned premiums.


Corporate VUL only

During the first five policy years, payment of the minimum monthly premium assures that the Policy will remain in force, as long as there are no partial surrenders or loans taken during that time. The minimum monthly premium is stated in the Policy. If minimum monthly premiums are not paid, or there are partial surrenders or loans taken during the first five policy years, the Policy will lapse if the surrender value is less than the next monthly deduction.

Minimum monthly premiums are current if premiums paid, minus loans and partial surrenders, are greater than or equal to the minimum monthly premium multiplied by the number of months the Policy has been in force.


Corporate VUL and Corporate VUL II

Payment of minimum monthly premiums, planned premiums, or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. For Corporate VUL, not paying your planned premiums can, however, cause the guaranteed death benefit provision to terminate. (See "Guaranteed Death Benefit.") The Policy's surrender value must be sufficient to cover the next monthly deduction or, for Corporate VUL only, the no lapse coverage must be in effect to keep the policy in force.

At any time, you may increase your planned premium by written notice to us, or pay additional premiums, except that:

o We may require evidence of insurability if the additional premium or the new planned premium during the current policy year increases the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

o If you have chosen the guideline premium method for life insurance qualification in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policy Owners.")

o If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

o If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

o After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments received during a valuation period at the Administrative Office will be allocated as you have directed and amounts allocated to the Funds will be credited at the accumulation unit value determined at the end of the valuation period after each payment is received in the Administrative Office.

You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a date of issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular policy specified amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the date of issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with accumulation units. You cannot be credited with accumulation units until your net premium is actually deposited in the Separate Account. (See "Policy Values.")

If we decline an application for a policy we will refund all premium payments made.


Guaranteed Death Benefit - Corporate VUL only

The guaranteed death benefit assures that as long as the guaranteed death benefit premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover current monthly deductions. The guaranteed death benefit premium is a specified amount of premium required to keep the Policy in force to either age 80 or age 100 of the Insured.

By paying the specified guaranteed death benefit premium, you can choose which guaranteed Death Benefit will be in effect. This benefit may not be available to all risk classes

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit then in effect. In order for the guaranteed death benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the Policy's date of issue.

If these premiums are deficient, the Policy owner will be notified and given 61 days to pay the amount deficient. If the guaranteed death benefit to age 100 had been in place, and the amount deficient is not received within the 61-day period, the guaranteed death benefit to age 80 will be substituted. If the cumulative premium test is satisfied based on the guaranteed death benefit premium to age 80, the guaranteed death benefit to age 80 will then be in effect. Otherwise the guaranteed death benefit will terminate. If the guaranteed death benefit to age 80 had been in effect and the amount deficient is not received within the 61-day period, the guaranteed death benefit will terminate.


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

If the guaranteed death benefit is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and death benefit option changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit test has been met.


Life Insurance Qualification

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose a Policy which uses either the guideline premium test or the cash value accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to total account value. We refer to the ratios as applicable percentages. We refer to required life insurance coverage in excess of the total account value as the death benefit corridor.

The applicable percentages for the guideline premium test are 250% through attained age 40, decreasing over time to 100% at attained age 95 and above. The guideline premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified death benefit. The cash value accumulation test does not limit premiums which may be paid but has higher required applicable percentages. For example, applicable percentages for Corporate VUL non-smokers range from 716% at attained age 20, 372% at attained age 40 to 100% at attained age 100. Applicable percentages for Corporate VUL II non-smokers range from 730% at attained age 20, 380% at attained age 40 to 100% at attained age 100.

If your primary objective were to pay as much premium as possible into the Policy to target a cash value funding objective, generally a cash value accumulation method policy would best meet your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher death benefit corridor. In addition, the payment of higher premiums which would be associated with choosing the cash value accumulation method, increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners.")

If your primary objective were to maximize the potential for growth in total account value, or to conserve total account value, generally a guideline premium Policy would best meet your needs. This is because the applicable percentages are lower, resulting in lower Cost of Insurance charges for the smaller required death benefit corridor coverage.

If your primary objective were to provide a specified death benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the guideline premium test and additional death benefit insurance coverage may not be necessary under either testing method to comply with the death benefit corridor requirements.


Death Benefit Options

At the time of purchase, you must choose from three available death benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The death benefit may be affected by partial surrenders. The death benefit for all three options will be reduced by the loan account value plus any accrued interest.

Under Option 1, the death benefit will be the greater of the specified amount or target face amount if a term insurance rider is attached to the Policy (see "Term Insurance Rider"), or the applicable percentage of the total account value. Option 1 generally provides a level death benefit.

Under Option 2, the death benefit will be the greater of the specified amount, plus the total account value or the target face amount if a term insurance rider is attached to the Policy (see "Term Insurance Rider"), or the applicable percentage of the total account value. Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under Option 3, the death benefit will be the greater of the specified amount plus the accumulated premium(s) accumulated at the premium accumulation rate or target face amount if a term insurance rider is attached to the Policy (see "Term Insurance Rider"), or the applicable percentage of the total account value but will not exceed the total death benefit paid under Option 2. This option may only be selected at issue.

The choice of death benefit option should be based upon the pattern of death benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total death benefit need. Option 2 would be chosen to provide a level death benefit in addition to the policy total account value, and Option 3 would provide a level death benefit for the specified amount plus a return of accumulated premiums.

Choosing the option which provides the lowest pattern of death benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the total account value. Other than providing the appropriate pattern of desired death benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options is based upon the amount at risk, the difference between the death benefit and the total account value each month.

The same is true for the choice of a premium accumulation rate under Option 3. Choice of a higher premium accumulation rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in total account value.

Initial Allocations to Funding Options

At purchase, you must decide how to allocate your net premiums among the Funds and/or the Fixed Account. Net premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Funds.


Transfers Between Funding Options
Before the maturity date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. For Corporate VUL II, the Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each policy anniversary, and before the maturity date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next valuation period after your request is received at our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the fixed account value during the prior 5 years or $1000.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values determined at the end of the valuation period after your request is received by us at our Administrative Office. (See "Accumulation Unit Value.")

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

You should carefully consider current market conditions and each Fund's investment policies and related risks before transferring values among the Funds.

Limits on Frequent Transfers

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on Fund performance. Accordingly, corporations and individuals who use market-timing investment strategies and make frequent transfers should not purchase the Policy.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy owners. Such restrictions could include:

(1) Not accepting transfer instructions from an agent acting on behalf of more than one Policy owner; and

(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions or transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners.



Policy Values


Total Account Value

The net premium is the premium paid, less the premium charge (Corporate VUL) or the premium paid, less the premium charge, less a premium tax charge (Corporate VUL II).

Once your Policy has been issued, each net premium allocated to a funding option through the Separate Account is credited in the form of accumulation units for the funding option based on that funding option's accumulation unit value (see below). Each net premium received after the date of issue will be credited to your Policy at the accumulation unit value(s) determined for the valuation period in which it is received by us at our Administrative Office following the date of issue of the Policy. (See "Premium Payments.") The number of accumulation units credited is determined by dividing the net premium by the value of an accumulation unit computed at the end of the valuation period during which we receive the premium. Shares in each Fund elected by you will be purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the net premium by the Company. Since each Fund has its own accumulation unit value, a Policy owner who has elected a combination of funding options will have accumulation units credited for each funding option.

The total account value of your Policy is the sum of the fixed account value, separate account value and loan account value. It is determined by:

 (a) multiplying the total number of accumulation units credited to the Policy for each applicable funding option by its appropriate current accumulation unit value;

 (b) if you have elected a combination of funding options, totaling the resulting values;

 (c) adding any values attributable to the Fixed Account; and

 (d) any values attributable to the Loan Account.

The number of accumulation units credited to a Policy for each funding option will not be changed by any subsequent change in the value of an accumulation unit. The number is increased by subsequent contributions or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

There is no assurance that the separate account value of the Policy will equal or exceed the premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of accumulation units which remain credited to the Policy for each Fund, the current accumulation unit values, the separate account value, the fixed account value, and the total account value.

Accumulation Unit Value

The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund. It is computed according to a formula that is equivalent to the following:

 (a) the net assets of the Fund held in Variable Life Account B at the end of a valuation period, minus

 (b) the net assets of the Fund held in Variable Life Account B at the beginning of that valuation period, plus or minus

 (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by

 (d) the value of the accumulation units held by Variable Life Account B at the beginning of the valuation period, minus

 (e) a daily charge for mortality and expense risk and for administrative expenses in connection with these Policies.

(See "Charges and Fees Associates with the Variable Funding Options.")

Maturity Value

The maturity value of the Policy is the total account value on the maturity date, less the loan account value and any unpaid accrued interest. The maturity date is the policy anniversary on which the Insured reaches attained age 100.

Surrender Value

The surrender value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the total account value (minus the applicable surrender charge for Corporate VUL), the loan account value and any accrued interest, plus any credit for premium charges paid. All or part of the surrender value may be applied to one or more of the settlement options. (See "Surrender Charge.")

Policy Rights


Partial Surrenders

A partial surrender may be made at any time after the first policy year. If, at the time of a partial surrender your total account value is attributable to more than one funding option, the surrender charge (Corporate VUL only), transaction charge and the amount paid to you upon the surrender will be taken proportionately from the accumulation unit values in each funding option.

The amount of a partial surrender may not exceed the surrender value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a settlement option.

For an Option 1 Policy (see "Death Benefit Options"):

A partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit Options"):

A partial surrender will reduce the total account value and the death benefit, but it will not reduce the specified amount.

For an Option 3 Policy (see "Death Benefit Options"):

A partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

Payment of any amount due from the separate account values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Administrative Office in a form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Additionally, for Corporate VUL II, payment may be postponed when trading on the New York Stock Exchange is restricted, when an emergency exists so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or during any other period when the Commission, by order, so permits for the protection of securityholders. Payment from the fixed account values may be deferred up to 6 months, except when used to pay premiums to the Company.

The specified amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the specified amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

Avoiding Loss of Coverage

Take note: The following explanations of the No-Lapse Coverage Provisions and the Reinstatement of a Lapsed Policy should be read together with the Guaranteed Death Benefit Provision (Corporate VUL only), discussed earlier under Policy Choices. These three provisions and the interrelationship between them determine whether you keep or lose your insurance. [If you have any questions about how they operate and how each provision affects the others, please contact the Administrative Office.]

No Lapse Coverage - Corporate VUL only

A Corporate VUL Policy will not terminate during the five-year period after its date of issue or the date of issue of any increase if, on each monthly deduction day within that period, the sum of premiums paid equals or exceeds:
1) the sum of the minimum monthly premiums for each Policy month from the date of issue, including the current month; plus, 2) any partial surrenders; plus 3) any increase in loan account value since the Policy's date of issue or the effective date of any increase.

If, on each monthly deduction day within the five-year period, the sum of premiums paid is less than the sum of items 1, 2, and 3 above, and the surrender value is insufficient to cover the current monthly deduction, the grace period provision will apply. The 61-day grace period begins on the monthly deduction day on which the surrender value is insufficient to cover the current monthly deduction. The Policy will terminate without value at the end of the 61-day period unless sufficient payment described in the notification letter is received by the Company.

After the five-year period expires, and depending on the investment performance of the Funds, the total account value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the guaranteed death benefit provision is in effect.


Reinstatement of a Lapsed Policy

A lapse occurs if your monthly deduction is greater than the Policy's surrender value and no payment to cover the deduction is made within the 61 days of our notifying you.

You can apply for reinstatement within five years after the date of lapse and before the maturity date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions.

For Corporate VUL only, if the Policy is reinstated within five years of the Policy's date of issue, or while the no lapse coverage provision (see "No Lapse Coverage") would be in effect if this Policy had not lapsed, all values, including the loan account value, will be reinstated to the point they were on the date of lapse. However, the guaranteed death benefit provision will not be reinstated.

For Corporate VUL II, and Corporate VUL when the no lapse coverage provision (see "No Lapse Coverage") has expired, the Policy will be reinstated on the monthly deduction day following our approval. The Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated, and the guaranteed death benefit will not be reinstated.

If the Policy's surrender value less any loan account value plus accrued interest is not sufficient to cover the full surrender charge at the time of lapse, the remaining portion of the surrender charge will also be reinstated at the time of Policy reinstatement.


Policy Loans

Unless otherwise required by state law, the maximum loan amount is 90% of the sum of the fixed account value and the separate account value less the surrender charge applicable at the time of the loan.

An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the loan account value.

Corporate VUL only

Loans taken during the first ten policy years are considered nonpreferred loans. Beginning in the eleventh policy year, up to 10% of the maximum loan amount available at the beginning of a policy year can be taken as a preferred loan during that policy year at zero net cost to the Policy owner. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan.


Corporate VUL and Corporate VUL II

If a policy loan is requested, the amount to be borrowed will be withdrawn by us from the funding options and fixed account value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. For Corporate VUL II and, subject to state approval for Corporate VUL, repayments on the loan will be allocated in proportion to the value withdrawn from the Fixed Account, if any, and to the variable funding options according to the Policy owner's then current premium allocations. If state approval has not been received for Corporate VUL, repayments on the loan will be allocated among the funding options in the same proportion as the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment.

Interest on loans will accrue at an annual rate which will be the greater of:

1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the policy anniversary occurs, or

2) 5.0%.

Increases to the current interest rate may occur only when the maximum annual interest rate is at least .5% higher than the interest rate in effect for the prior policy year.

Decreases to the current interest rate will occur only when the maximum annual interest rate is at least .5% lower than the interest rate in effect for the prior policy year.

We will notify you of the current interest rate charged for a loan at the time the loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.

Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.

We will credit interest on the loan account value. The loan account value for nonpreferred loans under Corporate VUL, and all loans under Corporate VUL II will be credited interest, during any policy year, at an annual rate that is the interest rate charged on the loan minus 1% for Corporate VUL, and minus a rate not to exceed .90% for Corporate VUL II. However, in no case will the credited interest rate be less than 4.0% annually.

For Corporate VUL only, the loan account value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.0% annually.


Policy Changes

You may make changes to your Policy as described below by submitting a written request to our Administrative Office in a form satisfactory to us.

Increases: You may increase the specified amount of your Policy any time subject to the following conditions:

o Satisfactory evidence of insurability may be required.

For Corporate VUL,

o An increase in the specified amount will increase the surrender charge.

o The minimum monthly premium will be increased when the specified amount is increased.

o An Increase in the specified amount will increase the guaranteed death benefit amount and will increase the guaranteed death benefit premium.

o The 5 year period as described in the no lapse coverage provision will restart on the date of issue of an increase.

Decreases: Generally, you may decrease the specified amount of your Policy; however, no decrease may reduce the specified amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the sixth policy year for Corporate VUL and before the eighth policy year for Corporate VUL II is subject to approval of this feature by state regulatory agencies and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the policy owner.

The following additional rules apply to Corporate VUL policies only:

o Any decrease in the specified amount will cause a decrease in the guaranteed death benefit premium. The guaranteed death benefit premium will be based on the new specified amount.

o Subject to state regulatory approval, at the time of a decrease, we will deduct a surrender charge from the total account value. For this purpose, the surrender charge will be prorated according to the percentage the decrease amount bears to the specified amount before the decrease.


Death Benefit Option Change

A death benefit option change will be allowed, subject to the following conditions:

o The change will take effect on the monthly deduction day on or next following the date on which our Administrative Office receives your written request.

o Evidence of insurability may be required.

o For Corporate VUL only, the change in death benefit option will not change the surrender charge, but will affect the guaranteed death benefit amount and the guaranteed death benefit premium.

We will not allow a change in the death benefit option if the specified amount will be reduced below the minimum.

o Changes from Option 1 to Option 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth policy year. The new specified amount will equal the specified amount less the total account value at the time of the change.

o Changes from Option 2 to Option 1 are allowed at any time. The new specified amount will equal the specified amount plus the total account value as of the time of the change.

o Changes from Option 3 to 1 are allowed at any time. The specified amount will be increased to equal the specified amount prior to the change plus the lesser of the accumulated premiums or the total account value at the time of the change.

o Changes from Option 3 to 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth policy year. The specified amount will be reduced to equal the specified amount prior to the change minus the difference between the total account value and the sum of the accumulated premiums at the time of the change.

o Changes from Options 1 or 2 to Option 3 are not allowed.


Right to Examine the Policy

The Policy has a period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy and any written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs later. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If you return (cancel) the Policy, we will pay a refund of

 (1) the difference between payments made and amounts allocated to the Separate Account, plus

 (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus

 (3) any fees imposed on the amounts allocated to the Separate Account.

Some state laws require a refund equal to all premiums paid, without interest. In states which require a full refund of premiums during the right-to-examine period, the first net premium will be allocated in its entirety to Aetna Money Market VP, regardless of the policy owner's premium allocation percentages until the day following the expiration of the right-to-examine period. Any other net premium received prior to that day will also be allocated to Aetna Money Market VP. On the day following the expiration of the right-to-examine period, the policy value and future net premiums will be allocated in accordance with the policy owner's selected premium allocation percentages.

If the policy is issued, any monies received prior to policy issue will be credited with the return attributable to Aetna Money Market VP from the date of receipt until the day the policy is issued or, for states which require the full premium refund, until the day following the right-to-examine period on the issued policy.

Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.


Payment of Death Benefit
The death benefit is the amount payable to the beneficiary upon the death of the Insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit payable.

The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the settlement options or such options as we may choose to make available in the future. Payment of the death benefit may be delayed if the Policy is being contested. (See "Settlement Options.")

While the Insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected settlement option 1 may elect another option within two years after the Insured's death.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit due will be paid as elected.


Policy Settlement


Settlement Options

There are several ways in which a beneficiary may receive annuity payments due from a death benefit, if elected upon maturity, or which the insured may choose to receive annuity payments from the surrender value of the Policy.

Proceeds in the form of settlement options are payable by the Company upon the Insured's death, upon maturity of the Policy, or upon election of one of the settlement options (after any applicable surrender charges have been deducted).

A written request may be made to elect, change, or revoke a settlement option before payments begin under any settlement option. This request must be in a form satisfactory to us, and will take effect upon its filing at the Administrative Office. If no settlement option has been elected by the Policy owner when the death benefit becomes payable to the beneficiary, that beneficiary may make the election. If the Policy has been assigned, we must consent to the election of any settlement option. We may refuse to permit a settlement option if the payee is not a natural person. Also, the annuitant's age plus the number of years for which payments are guaranteed under a settlement option may not exceed 95.

The amount of the first payment for settlement options other than payment of interest on a sum left with us (whether on a fixed or variable basis) is determined, based on the option chosen, using the annuity rates specified in the Policy. This rate is the same regardless of whether an annuitant is male or female.

There may be different tax consequences associated with the various settlement options.

The following are the currently available settlement options (others may become available). Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period of time.

Settlement Options For Corporate VUL

Option 1 - Payment of interest on the sum left with us;

Option 2 - Payments for a stated number of years, at least three but no more than thirty. If variable payments are selected for this option, you may withdraw all or a portion of the remaining payments at any time.

Option 3 - Payments for the lifetime of the payee. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months; or

Option 4 - Payments during the joint lifetimes of two payees. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

 a) 100% of the payment to continue to the survivor;

 b) 66 2/3% of the payment to continue to the survivor;

 c) 50% of the payment to continue to the survivor;

 d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

 e) 100% of the payment to continue to the survivor if the survivor is the payee, and 50% of the payment to continue to the survivor if the survivor is the second payee.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.0%. We may add interest daily at any higher rate.

Under Option 1, the payee may later tell the Company to (a) pay to him or her a portion of all of the sum held by the Company; or (b) apply a portion of all of the sum held by the Company to another Settlement Option.

Proceeds applied under settlement options 2, 3 and 4 will be held at the election of you or your beneficiary: (a) in a fixed annuity using the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.


Settlement Options For Corporate VUL II

Options 1, 2 and 3 described below are available on either a fixed payment or a variable payment basis.

For a fixed settlement option, the amount of the first and each subsequent payment is the same. That amount will be based on an interest rate of at least 3%.

If our then current settlement option rate would provide higher payments on a comparable fixed payment annuity at the time payments commence, we also will use the higher rate for fixed settlement options under a Policy.

Except to the extent noted below for Option 1, no withdrawals from or changes of a settlement option may be made under Options 1, 2 and 3 once payments begin.

Option 1 - Payments for a stated number of years, but no more than thirty. The period must be for at least five years, but if variable payments are selected, you may withdraw all or a portion of the remaining payments at any time.

Option 2 - Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for a number of years from 5 to 30 or a "cash refund" upon the annuitant's death. The cash refund election is available only if all amounts allocated to this Option 2 are on a fixed basis and are subject to that election. The amount of the cash refund is the difference between the amount applied to this annuity option at the time of settlement and the total amount of payments received under the option prior to the annuitant's death.

Option 3 - Life income based upon the lives of two annuitants - payments during the joint lifetimes of two annuitants. Payments will continue until both annuitants have died. When this option is chosen, a choice must be made of (a) 100%, 66 2/3% or 50% of the payment to continue after the first death; (b) payments for a minimum of 5 to 30 years, with 100% of the payment to continue after the first death; (c) 100% of the payment to continue to the surviving annuitant if the survivor is the original payee, and 50% of the payment to continue to the survivor if the surviving annuitant is the second payee; or (d) 100% of the payment to continue after the first death, with a "cash refund" feature comparable to that described for Option 2 above.

Option 4 - Payment of interest on the sum left with us at 3% or such higher rate as we may, in our sole discretion, declare. After commencement of this option, the payee may make a written request to receive all or a portion of the amount held under this option as a lump sum or have it applied to one or more of the other available settlement options.

Upon the death of the annuitant(s), any remaining guaranteed payments will continue to the Beneficiary unless the beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. Such payments will be paid at least as rapidly as under the method of distribution then in effect. If the beneficiary dies while receiving payments, the present value of any remaining guaranteed payments will be paid in one sum to the beneficiary's estate.

Although the foregoing discussion of settlement options is in terms of monthly payments, you or your beneficiary may elect to receive quarterly, semi-annual or annual payments instead.

No fixed or variable settlement option may be elected that would result in a first payment of less than $50 or that would result in total yearly payments of less than $250. If the proceeds payable are insufficient to elect an option for these minimum amounts, a lump-sum payment must be elected.


Calculation of Variable Payment Settlement Options Values

Variable settlement options will be supported by the then available Funds of the Company's Variable Annuity Account B (Account B), a separate account very similar to the Separate Account, except that Account B supports variable annuity benefits, rather than variable life insurance benefits. We reserve the right to impose a maximum limit of four Funds that can be used at any one time for a Settlement Option. We will provide an Account B prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account B. The available Funds may be, and the charges imposed on Account B are expected to be, different from those that relate to the Separate Account prior to commencement of a settlement option. Accordingly, you should review the Account B prospectus, as well as the prospectuses for Account B's underlying Funds, prior to selecting any variable payment settlement option.

You make transfers among Funds under our administrative procedures in effect at the time. Currently, we limit the number of transfers to four per calendar year, but we can change this limit in the future.

For a variable settlement option, the first payment is determined using an assumed interest rate of 3.5% or 5% as selected by the Policy owner or payee, as the case may be. Subsequent payments will vary based on Fund performance as discussed below. The initial payment will be higher if 5% is elected as the assumed interest rate; but subsequent payments will increase less with favorable fund performance (and decrease more with unfavorable Fund performance) than if 3.5% is elected.

The amount of each variable annuity payment after the first is determined pursuant to a formula described in the Policies that is generally used by actuaries for making such calculations. Generally speaking, if the total return of the Fund for any month, less a deduction currently equivalent to an annual rate of 1.25% for mortality and expense risks which we expect to result in a profit to us, exceeds the settlement option's assumed interest rate (3.5% or 5%, as discussed above), the next variable payment will be larger than the previous one. On the other hand, if the Fund's total return for any month, as so adjusted, is less than the assumed rate, the next variable payment will be smaller than the previous one.


Term Insurance Rider

The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in total account value to fund life insurance coverage in later policy years. The amount of coverage provided under the rider's benefit amount, varies from month to month.


Corporate VUL

The benefit amount is the greater of (a) or (b), where (a) is the target face amount, which is an amount selected by you, or a percentage of the total account value as described in the Policy if that percentage is greater than the target face amount; less (i) the greater of the Policy's specified amount and total account value, if death benefit option 1 is in effect; or (ii) the Policy's specified amount plus the total account value, if death benefit option 2 is in effect; or (iii) the Policy's specified amount plus the accumulated premiums, if death benefit option 3 is in effect; (b) is zero. The result of death benefit option 3 will never be greater than the result of death benefit option 2. We may limit the target face amount selected.


Corporate VUL II

The benefit amount is the target face amount minus the specified amount. However, if the death benefit of the Policy is defined as a percentage of the total account value, the benefit amount is zero.

The cost of the rider is added to the monthly deductions, and is based on the Insured's premium class and attained age for Corporate VUL, or the Insured's premium class, issue age and the number of policy years elapsed for Corporate VUL II. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. For Corporate VUL only, the cost for this rider is added to our calculation of the minimum monthly premium for no lapse protection and to our calculation of the guaranteed death benefit premium.

If the Policy's death benefit increases as a result of an increase in total account value (see "Life Insurance Qualification"), the rider's target death benefit will be reduced by an equivalent amount to maintain the total desired death benefit.

The rider's death benefit is included in the total death benefit paid under the Policy. (See "Death Benefit Options.")


Directors & Officers

Name and Address*
Position with Company                       Business Experience During Past 5 Years
---------------------------------------------------------------------------------------------------
Thomas J. McInerney        President (since October 1998) Aetna Investment Adviser Holding
Director, President and    Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services
Chairman, Executive        Holding Company, Inc.; President (since September 1997) Aetna Life
Committee (Principal       Insurance and Annuity Company; President (since September 1997)
Executive Officer)         Aetna Insurance Company of America; President (since September 1997)
                           Aetna Retirement Holdings, Inc.; President (since August 1997) Aetna
                           Retirement Services, Inc.; Executive Vice President (since August 1997)
                           Aetna Inc., Aetna Services, Inc. and Aetna Life Insurance Company;
                           Vice President, Strategy (March 1997 -- August 1997) Aetna Inc., Aetna
                           Services, Inc. and Aetna Life Insurance Company; Vice President, Sales
                           (December 1996 -- March 1997) and Vice President, National Accounts
                           (April 1996 -- March 1997) Aetna US Healthcare Inc.; Vice President,
                           Strategy, Finance, & Administration (July 1995 - April 1996) Aetna Inc.;
                           Vice President, Guaranteed Products (November 1992 - July 1995) Aetna
                           Life Insurance Company.

Shaun P. Mathews           President (January 1998 -- February 1999) Aetna Investment Services,
Director and Senior Vice   Inc; Senior Vice President (since June 1999) Aetna Retirement Holdings,
President                  Inc.; Senior Vice President (since June 1999) Aetna Retirement Holdings,
                           Inc.; Senior Vice President (since October 1998) Aetna Investment
                           Adviser Holding Company, Inc., Aetna Retail Holding Company, Inc.,
                           Aetna Services Holding Company, Inc.; Senior Vice President, Product
                           and Brand Management (since September 1998), Senior Vice President,
                           Product Management (September 1997 -- September 1998), Vice
                           President, Products Group (February 1996 -- September 1997), Senior
                           Vice President, Strategic Markets and Products (February 1993 --
                            February 1996) Aetna Life Insurance and Annuity Company.

Name and Address*
Position with Company                        Business Experience During Past 5 Years
---------------------------------------------------------------------------------------------------
Catherine Hale Smith        Senior Vice President (since October 1998) Aetna Investment Adviser
Director, Chief Financial   Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
Officer and Senior Vice     Services Holding Company, Inc.; Chief Financial Officer and Senior Vice
President                   President, Business Strategy and Finance (since February 1998) Aetna
                            Life Insurance and Annuity Company; Senior Vice President (since
                            March 1999), Chief Financial Officer (since February 1998) Aetna
                            Retirement Services, Inc.; Vice President, Strategy, Finance and
                            Administration, Financial Relations (September 1996 -- February 1998),
                            Aetna Inc.; Chief of Staff, Health/Group Life, Strategy and
                            Communication (April 1993 -- September 1996) Aetna Life Insurance
                            Company.

Kirk P. Wickman             Senior Vice President, General Counsel and Corporate Secretary (since
Senior Vice President,      June 1999) Aetna Retirement Holdings, Inc., Aetna Investment Adviser
General Counsel and         Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
Corporate Secretary         Services Holding Company, Inc.; Senior Vice President, General Counsel
                            and Corporate Secretary (since April 1999) Aetna Retirement Services,
                            Inc.; Vice President, General Counsel and Corporate Secretary (October
                            1998 -- June 1999) Aetna Investment Advisor Holding Company, Inc.,
                            Aetna Retail Holding Company, Inc., Aetna Services Holding Company,
                            Inc.; Vice President, General Counsel and Assistant Secretary (April
                            1997 -April 1999) Aetna Retirement Services, Inc.; Vice President,
                            General Counsel and Corporate Secretary (December 1996 -- June 1999)
                            Aetna Retirement Holdings, Inc.; Senior Vice President (since March
                            1999), General Counsel and Corporate Secretary (since November 1996),
                            Vice President (November 1996 -- March 1999) Aetna Life Insurance
                            and Annuity Company; Vice President and Counsel (June 1992 --
                             November 1996) Aetna Life Insurance Company.

Name and Address*
Position with Company                      Business Experience During Past 5 Years
---------------------------------------------------------------------------------------------------
Deborah Koltenuk         Vice President, Corporate Controller, and Assistant Treasurer (since July
Vice President,          1999) Aetna Retirement Services, Inc.; Vice President, Corporate
Corporate Controller,    Controller, and Assistant Treasurer (since June 1999) Aetna Investment
and Assistant            Adviser Holding Company, Inc., Aetna Retail Holding Company, Inc.,
Treasurer                Aetna Services Holding Company, Inc., Aetna Life Insurance and
                         Annuity Company, Aetna Insurance Company of America; Vice President,
                         Corporate Controller and Assistant Treasurer, (April 1999 -- July 1999)
                         Aetna Retirement Services, Inc.; Vice President, Treasurer and
                         Corporate Controller (October 1998 -- June 1999) Aetna Investment
                         Adviser Holding Company, Inc., Aetna Retail Holding Company, Inc.,
                         Aetna Services Holding Company, Inc.; Vice President and Controller
                         (April 1997 -- April 1999) Aetna Retirement Services, Inc.; Vice
                         President, Treasurer and Corporate Controller (July 1996 - June 1999)
                         Aetna Life Insurance and Annuity Company; Vice President, Treasurer
                         and Corporate Controller (September 1996 -- June 1999) Aetna
                         Retirement Holdings, Inc.; Vice President and Treasurer, Corporate
                         Controller (April 1997 -- June 1999) Aetna Insurance Company of
                         America; Vice President, Investment Financial Reporting and Securities
                         Operations (April 1996 -- July 1996) Aetna Life Insurance Company; Vice
                         President, Investment Planning and Financial Reporting (October 1994 --
                          April 1996) The Aetna Casualty and Surety Company and The Standard
                         Fire and Insurance Company.

Therese A. Squillacote   Vice President and Chief Compliance Officer (since February 1999)
Vice President and       Aetna Insurance Company of America; Vice President and Chief
Chief Compliance         Compliance Officer (since December 1998) Aetna Life Insurance and
Officer                  Annuity Company; Vice President and Chief Compliance Officer (since
                         December 1998) Aetna Investment Services, Inc.; Chief Compliance
                         Officer (since December 1998) Systematized Benefits Administrators,
                         Inc.; Vice President, Compliance (since March 1998) Aetna Financial
                         Services, Inc.; Compliance Manager (May 1997 to December 1998)
                         Aetna Life Insurance and Annuity Company; Registered Principal (since
                         July 1997) Aetna Investment Services, Inc.; Director, Compliance
                         (December 1995 to May 1997) Connecticut General Life Insurance
                         Company; Registered Principal (December 1995 to May 1997) CIGNA
                         Financial Advisors, Inc.; Chief Compliance Officer (September 1989 to
                         December 1995) G.R. Phelps & Co., Inc.; Chief Compliance Officer
                         (December 1992 to December 1995) Connecticut Mutual Financial
                         Services, Inc.

* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut. These individuals may also be directors and/or officers of other affiliates of the Company.

These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Travelers Casualty and Surety Company of America.

Additional Information


Reports to Policyowners
Within 30 days after each policy anniversary and before proceeds are applied to a settlement option, we, or our designees will send you a report containing the following information:

 1) A statement of changes in the total account value and surrender value since the prior report or since the date of issue, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

 2) surrender value, death benefit, and any loan account value as of the policy anniversary;

 3) A projection of the total account value, loan account value and surrender value as of the succeeding policy anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.


Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each separate account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.
To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct. During the settlement option period, the number of votes is determined by dividing the valuation reserve (as defined below) attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the total account value or the valuation reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The valuation reserve is established pursuant to the insurance laws of Connecticut to measure voting rights during the settlement option period and the value of a commutation right, if available, under settlement option 2 when elected on a variable basis.
The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B.

Policyowners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.


Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund.

In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the separate accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.


State Regulation

We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.


Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

In recent years, several life insurance and annuity companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A purported class action complaint was filed in the Circuit Court of Lauderdale County, Alabama on March 28, 2000 by Loretta Shaner against the Company (the "Shaner Complaint"). The Shaner Complaint seeks unspecified compensatory damages from the Company and unnamed affiliates of the Company. The Shaner Complaint claims that the Company's sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (e.g., IRAs) is improper. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.


The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.


Distribution of the Policies

We offer the Policies through life insurance salespersons and certain home office sales employees. Such persons are registered representatives of Aetna Investment Services, Inc., a wholly owned subsidiary of the Company, (which is a registered broker-dealer), or of other registered broker-dealers which have entered into distribution agreements with the Company. For Corporate VUL, the maximum commission payable by the Company to salespersons and their supervising broker-dealers for Policy distribution is 50% of the guaranteed death benefit premium to age 80, or, in the event of an increase in the specified amount, 50% of the guaranteed death benefit premium to age 80, attributable to the increase.

For Corporate VUL II, maximum commission will equal 15% of the sum of first-year premiums up to target premium. In policy years two through five, maximum commission will equal 10% of the sum of premiums paid for each policy year up to the target premium. During policy years one through five, we will also pay a maximum of 3% of the sum of premiums paid each year in excess of the target premium. For each of policy years six and seven, maximum commission will equal 3% of the premiums paid, and an amount equal to .10% of the total account value less any loan account value as of the end of each month. For policy year eight and each year thereafter, maximum commission will equal .20% of total account value less any loan account value as of the end of each month.

In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be in accordance with NASD rules. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability of the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may be deemed to be an underwriter for purposes of the federal securities laws.

The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.

Corporate VUL Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

We expect to offer Corporate VUL II Policies for sale in all jurisdictions where we are authorized to do business except New York, and where the Policies are approved by state regulators except Guam, Puerto Rico and the Virgin Islands.


Records and Accounts

Andesa, TPA, Inc., Suite 502, 1605 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a transfer agent on behalf of the Company as it relates to the policies described in this Prospectus. In the role of a transfer agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the separate account and the Funds will be maintained by the Company or its designee. All financial transactions will be handled by the Company or its designee. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

Independent Auditors

KPMG LLP, CityPlace II, Hartford, Connecticut, were the independent auditors for the Separate Account for the years ended December 31, 1997 and 1998, and continue to be the independent auditors for the Company. Ernst & Young LLP, Ft. Wayne, Indiana, were the independent auditors for the Separate Account for the year ended December 31, 1999. The independent auditors provide services to the Separate Account that include primarily the examination of the Separate Account's financial statements and review of filings made with the SEC.

Tax Matters


General

The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.


Federal Tax Status of the Company

The Company is taxed as a life insurance company under the Code. The separate account is not a separate entity from the Company. Therefore, the separate account is not taxed separately as a "regulated investment company", but is taxed as part of the Company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policy. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to the policy) to set aside provisions to pay such taxes.


Life Insurance Qualification

As described more fully on page 18, Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policy owner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's total account value, and Policy owners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the death benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected policy owners and will be made only after advance written notice.


General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a modified endowment contract, the Policy owner will be taxed on the surrender value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid policy loans will, upon surrender, be added to the surrender value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a modified endowment contract, the proceeds of any partial surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed partial surrender amounts. However, partial surrenders made within the first 15 policy years may be taxable in certain limited instances where the surrender value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior partial surrenders. This result may occur even if the total amount of any partial surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the policy owner, and assuming the Policy is not considered a modified endowment contract, policy loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."


Modified Endowment Contracts

A class of contracts known as "modified endowment contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a partial surrender of any Policy that is considered to be a modified endowment contract will differ from the general rules noted above.

A contract will be considered a modified endowment contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven policy years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy owner if the Policy is a modified endowment Contract.

In addition, each Policy is subject to the 7-pay test during the first seven policy years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first seven policy years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven policy years may also cause a Policy to be considered a modified endowment contract.

If the Policy is considered to be a modified endowment contract, the proceeds of any partial surrenders, any policy loans and most assignments will be currently taxable to the extent that the Policy's total account value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to policy loans or partial surrender proceeds received during the two-year period prior to the time that a Policy becomes a modified endowment contract. If the Policy becomes a modified endowment contract, it may be aggregated with other modified endowment contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any policy surrender or policy loan received by any policy owner of a modified endowment contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 59 1/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).


Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.


Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable policy owner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policy owners may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy owners were not owners of separate account assets. For example, a policy owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a policy owner being treated as the owner of a pro rata portion of the assets of the separate account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary or to limit the number of variable options available to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the separate account.


Other Tax Considerations

Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's total account value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the policy owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the policy owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the policy owner's trade or business and are considered key persons.

Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rate. Section 264(f) denies a deduction for a portion of a policy owner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash values of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the policy owner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

Depending on the circumstances, the exchange of a policy, a change in the Policy's death benefit option, a policy loan, a full or partial surrender, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy owner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction.



Miscellaneous Policy Provisions


The Policy

The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.


Payment of Benefits

All benefits are payable at the Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.


Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's date of issue. Our right to contest coverage is not affected by the guaranteed death benefit provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.


Suicide

In most states, if the Insured commits suicide within two years from the date of issue, the only benefit paid will be the sum of:

 a) premiums paid less amounts allocated to the separate account; and

 b) the separate account value on the date of suicide, plus the portion of the monthly deduction from the separate account value, minus

 c) the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the fixed account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.


Coverage Beyond Maturity

You may, by written request at any time before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At Age 100, the separate account value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a Cost of Insurance rate equal to zero.

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")


Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                  Appendix A


Illustrations of Death Benefit, Total Account Values and Surrender Values, Corporate VUL

The following tables illustrate how the death benefit, total account values and surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, V and VI illustrate Policies issued on a unisex basis, age 45, in the nonsmoker rate class for simplified issue underwriting. Tables III, IV, VII and VIII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables I through IV show values under the guideline premium test for the definition of life insurance, and Tables V through VIII show values under the cash value accumulation test for the definition of life insurance. The death benefit, total account values, and surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the surrender values of each Policy over the designated period. Tables I, III, V and VII assume that the maximum Cost of Insurance allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 10% up to the first year's guaranteed death benefit premium to age 80 and 5% over the guaranteed death benefit premium to age 80, are assessed in the first policy year and 5% on all premium in all policy years thereafter. Tables II, IV, VI and VIII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 policy years and 0.20% for policy years 11 and thereafter, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 7% up to the first year's guaranteed death benefit premium to age 80 and 2% over the guaranteed death benefit premium to age 80 are assessed in the first policy year and 2% on all premium in all policy years thereafter.

The amounts shown for death benefit, surrender values, and total account values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

The investment advisory fees and other Fund expenses vary by Fund from 0.34% to 1.00%. A simple average of 0.71% has been used for the illustrations.


In addition, these values reflect the application of the mortality and expense risk charge, premium load and administrative expense charge described above. After deduction of these amounts, the illustrated net annual return is -2.11%, 3.89% and 9.89% on the maximum charge basis for all years.

The illustrated net annual return on a current charge basis is -1.71%, 4.29% and 10.29% for policy years 1-10 and -1.21%, 4.79% and 10.79% for policy years 11 and thereafter.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and surrender values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums were allocated to Variable Life Account B, and if no policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                   GUIDELINE PREMIUM TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,073    500,000    500,000    500,000       3,362      3,618       3,875      3,085      3,341      3,598
 2                12,460    500,000    500,000    500,000       6,822      7,560       8,332      6,486      7,224      7,996
 3                19,146    500,000    500,000    500,000      10,081     11,526      13,099      9,782     11,228     12,800
 4                26,176    500,000    500,000    500,000      13,130     15,506      18,196     12,532     14,907     17,598
 5                33,558    500,000    500,000    500,000      15,971     19,496      23,656     15,458     18,983     23,143

 6                41,309    500,000    500,000    500,000      18,579     23,470      29,490     18,152     23,043     29,063
 7                49,448    500,000    500,000    500,000      20,936     27,409      35,718     20,596     27,067     35,376
 8                57,994    500,000    500,000    500,000      23,020     31,279      42,353     22,763     31,023     42,097
 9                66,967    500,000    500,000    500,000      24,799     35,049      49,412     24,628     34,878     49,241
10                76,388    500,000    500,000    500,000      26,253     38,690      56,920     26,253     38,690     56,920

15               131,051    500,000    500,000    500,000      27,676     53,890     102,482     27,878     53,690    102,482
20               200,816    500,000    500,000    500,000      16,045     58,957     165,484     16,045     58,957    165,484
25               289,856          0    500,000    500,000           0     40,357     255,461          0     40,357    255,461
30               403,496          0          0    500,000           0          0     399,454          0          0    399,454

20 (Age 65)      200,816    500,000    500,000    500,000      16,045     58,957     165,484     16,045     58,957    165,484

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                   GUIDELINE PREMIUM TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,073    500,000    500,000    500,000       3,550      3,817       4,084      3,100      3,366      3,634
 2                12,450    500,000    500,000    500,000       7,210      7,982       8,789      6,701      7,473      8,280
 3                19,146    500,000    500,000    500,000      10,680     12,198      13,848     10,208     11,726     13,376
 4                26,176    500,000    500,000    500,000      13,951     16,455      19,289     13,352     15,856     18,690
 5                33,558    500,000    500,000    500,000      17,071     20,801      25,200     16,558     20,288     24,687

 6                41,309    500,000    500,000    500,000      20,012     25,212      31,604     19,585     24,784     31,176
 7                49,448    500,000    500,000    500,000      25,329     29,700      38,585     22,444     29,358     38,223
 8                57,994    500,000    500,000    500,000      25,329     34,204      46,079     25,072     33,948     45,823
 9                66,967    500,000    500,000    500,000      27,736     38,821      54,305     27,565     38,650     54,134
10                76,388    500,000    500,000    500,000      29,893     43,439      63,207     29,893     43,439     63,207

15               131,051    500,000    500,000    500,000      37,672     67,984     123,603     37,672     67,984    123,603
20               200,616    500,000    500,000    500,000      37,977     92,486     221,226     37,977     92,486    221,226
25               289,856    500,000    500,000    500,000      29,827    116,944     388,487     29,827    116,944    388,487
30               403,496    500,000    500,000    725,917       3,804    134,299     678,427      3,804    134,299    678,427

20 (Age 65)      200,816    500,000    500,000    500,000      37,977     92,486     221,226     37,977     92,486    221,226

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III

          FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
                                    POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                   GUIDELINE PREMIUM TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,766    500,000    500,000    500,000       3,945      4,237       4,530      3,636      3,927      4,220
 2                13,671    500,000    500,000    500,000       8,011      8,860       9,746      7,636      8,484      9,370
 3                21,330    500,000    500,000    500,000      11,865     13,536      15,350     11,532     13,202     15,017
 4                29,163    500,000    500,000    500,000      15,501     18,256      21,373     14,834     17,588     20,705
 5                37,388    500,000    500,000    500,000      18,919     23,020      27,855     18,347     22,448     27,283

 6                46,023    500,000    500,000    500,000      22,097     27,805      34,820     21,620     27,328     34,343
 7                55,090    500,000    500,000    500,000      25,017     32,592      42,299     24,635     32,210     41,918
 8                64,611    500,000    500,000    500,000      27,654     37,351      50,322     27,368     37,065     50,035
 9                74,608    500,000    500,000    500,000      29,982     42,054      58,919     29,791     41,863     58,728
10                85,105    500,000    500,000    500,000      31,981     46,675      68,136     31,981     46,675     68,136

15               146,005    500,000    500,000    500,000      36,308     67,655     125,662     38,308     67,655    125,662
20               223,781    500,000    500,000    500,000      27,314     80,641     210,002     27,314     80,641    210,002
25               322,831          0    500,000    500,000           0     73,956     340,972          0     73,956    340,972
30               448,539          0    500,000    605,807           0     21,964     567,109          0     21,984    567,109

20 (Age 65)      223,731    500,000    500,000    500,000      27,314     80,641     210,002     27,314     80,641    210,002

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                   GUIDELINE PREMIUM TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,766    500,000    500,000    500,000       4,155      4,459       4,763      3,652      3,956      4,260
 2                13,871    500,000    500,000    500,000       8,445      9,332      10,257      7,876      8,763      9,688
 3                21,330    500,000    500,000    500,000      12,537     14,288      16,190     12,010     13,761     15,663
 4                29,163    500,000    500,000    500,000      16,423     19,321      22,598     15,755     18,653     21,931
 5                37,388    500,000    500,000    500,000      20,149     24,481      29,583     19,577     23,908     29,011

 6                46,023    500,000    500,000    500,000      23,692     29,746      37,178     23,215     29,269     36,701
 7                55,090    500,000    500,000    500,000      27,060     35,131      45,461     26,678     34,749     45,079
 8                64,611    500,000    500,000    500,000      30,192     40,577      54,444     29,906     40,291     54,157
 9                74,608    500,000    500,000    500,000      33,183     46,183      64,300     32,992     45,993     64,109
10                85,105    500,000    500,000    500,000      35,919     51,844      75,017     25,919     51,844     75,017

15               146,005    500,000    500,000    500,000      46,762     82,849     148,658     46,762     82,849    148,658
20               223,731    500,000    500,000    500,000      49,204    115,204     269,270     49,204    115,204    269,270
25               322,931    500,000    500,000    553,576      39,719    147,407     477,221     39,719    147,407    477,221
30               449,539    500,000    500,000    886,168       6,898    172,512     828,195      6,698    172,512    886,188

20 (Age 65)      223,731    500,000    500,000    500,000      49,204    115,204     269,270     49,204    115,204    269,270

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table V

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                CASH VALUE ACCUMULATION TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,073    500,000    500,000    500,000       3,362      3,618       3,875      3,065      3,341      3,598
 2                12,450    500,000    500,000    500,000       6,822      7,560       8,332      6,486      7,224      7,996
 3                19,146    500,000    500,000    500,000      10,081     11,526      13,099      9,782     11,228     12,800
 4                26,176    500,000    500,000    500,000      13,130     15,506      18,196     12,532     14,907     17,598
 5                33,558    500,000    500,000    500,000      15,971     19,496      23,656     15,458     18,983     23,143

 6                41,309    500,000    500,000    500,000      18,579     23,470      29,490     18,152     23,043     29,063
 7                49,448    500,000    500,000    500,000      20,938     27,409      35,718     20,596     27,067     35,376
 8                57,994    500,000    500,000    500,000      23,020     31,279      42,353     22,763     31,023     42,097
 9                66,967    500,000    500,000    500,000      24,799     35,049      49,412     24,626     34,878     49,241
10                76,388    500,000    500,000    500,000      26,253     38,690      56,920     26,253     38,690     56,920

15               131,051    500,000    500,000    500,000      27,878     53,890     102,482     27,878     53,890    102,482
20               200,816    500,000    500,000    500,000      16,045     58,957     165,484     16,045     58,957    165,484
25               289,856          0    500,000    500,000           0     40,357     255,461          0     40,357    255,461
30               403,496          0          0    570,511           0          0     396,188          0          0    396,188

20 (Age 65)      200,816    500,000    500,000    500,000      16,045     58,957     165,484     16,045     58,057    165,484

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table VI

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                CASH VALUE ACCUMULATION TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,073    500,000    500,000    500,000       3,550      3,817       4,084      3,100      3,366      3,634
 2                12,450    500,000    500,000    500,000       7,210      7,982       8,789      6,701      7,473      8,280
 3                19,146    500,000    500,000    500,000      10,680     12,198      13,848     10,208     11,726     13,376
 4                26,176    500,000    500,000    500,000      13,951     16,455      19,289     13,352     15,856     18,690
 5                33,558    500,000    500,000    500,000      17,071     20,801      25,200     16,558     20,288     24,687

 6                41,309    500,000    500,000    500,000      20,012     25,212      31,604     19,585     24,784     31,176
 7                49,448    500,000    500,000    500,000      22,786     29,700      38,565     22,444     29,358     38,223
 8                57,994    500,000    500,000    500,000      25,329     34,204      46,079     25,072     33,948     45,823
 9                66,967    500,000    500,000    500,000      27,736     38,821      54,305     27,565     38,650     54,134
10                76,388    500,000    500,000    500,000      29,893     43,439      63,207     29,893     43,439     63,207

15               131,051    500,000    500,000    500,000      37,672     67,984     123,603     37,672     67,984    123,603
20               200,816    500,000    500,000    500,000      37,977     92,486     221,226     37,977     92,486    221,226
25               289,856    500,000    500,000    617,864      29,827    116,944     386,178     29,627    116,944    386,178
30               403,496    500,000    500,000    933,059       3,804    134,299     647,958      3,804    134,299    647,958

20 (Age 65)      200,816    500,000    500,000    500,000      37,977     92,486     221,226     37,977     92,486    221,226

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII

          FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
                                    POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                CASH VALUE ACCUMULATION TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,766    500,000    500,000    500,000       3,945      4,237       4,530      3,636      3,927      4,220
 2                13,871    500,000    500,000    500,000       8,011      8,860       9,746      7,636      8,484      9,370
 3                21,330    500,000    500,000    500,000      11,865     13,536      15,350     11,532     13,202     15,017
 4                29,163    500,000    500,000    500,000      15,501     18,256      21,373     14,834     17,588     20,705
 5                37,388    500,000    500,000    500,000      18,919     23,020      27,855     18,347     22,448     27,283
 6                46,023    500,000    500,000    500,000      22,097     27,805      34,820     21,620     27,328     34,343
 7                55,090    500,000    500,000    500,000      25,017     32,592      42,299     24,635     32,210     41,918
 8                64,611    500,000    500,000    500,000      27,654     37,351      50,322     27,368     37,065     50,035
 9                74,608    500,000    500,000    500,000      29,982     42,054      58,919     29,791     41,863     58,728
10                85,105    500,000    500,000    500,000      31,981     46,876      68,136     31,981     46,675     68,136
15               146,005    500,000    500,000    500,000      36,308     67,655     125,662     36,308     67,855    125,662
20               223,731    500,000    500,000    500,000      27,314     80,841     210,002     27,314     80,641    210,002
25               322,931          0    500,000    544,406           0     73,956     340,255          0     73,956    340,255
30               449,539          0    500,000    763,805           0     21,984     530,421          0     21,984    530,241
20 (Age 65)      223,731    500,000    500,000    500,000      27,314     80,641     210,002     27,314     80,641    210,002

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VIII

          FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
                                    POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                CASH VALUE ACCUMULATION TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest  -------------------------------   -------------------------------   -------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
 1                 6,766    500,000    500,000      500,000     4,155      4,459       4,763      3,652      3,956      4,260
 2                13,871    500,000    500,000      500,000     8,445      9,332      10,257      7,876      8,763      9,688
 3                21,330    500,000    500,000      500,000    12,537     14,288      16,190     12,010     13,761     15,663
 4                29,163    500,000    500,000      500,000    16,423     19,321      22,596     15,755     18,653     21,931
 5                37,386    500,000    500,000      500,000    20,149     24,481      29,583     19,577     23,908     29,011

 6                46,023    500,000    500,000      500,000    23,692     29,748      37,178     23,215     29,269     36,701
 7                55,090    500,000    500,000      500,000    27,060     35,131      45,461     26,578     34,749     45,079
 8                64,611    500,000    500,000      500,000    30,192     40,577      54,444     29,906     40,291     54,157
 9                74,606    500,000    500,000      500,000    33,183     46,183      64,300     32,992     45,993     64,109
10                85,105    500,000    500,000      500,000    35,919     51,844      75,017     25,919     51,844     75,017

15               146,005    500,000    500,000      500,000    46,762     82,849     148,658     46,762     82,849    148,658
20               223,731    500,000    500,000      500,000    49,204    115,204     269,270     49,204    115,204    269,270
25               322,931    500,000    500,000      746,308    39,719    147,407     466,442     39,719    147,407    466,442
30               449,539    500,000    500,000    1,110,294     6,898    172,512     771,037      6,698    172,512    771,037

20 (Age 65)      223,731    500,000    500,000      500,000    49,204    115,204     269,270     49,204    115,204    269,270

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Appendix B


ILLUSTRATION OF DEATH BENEFIT, TOTAL ACCOUNT VALUES, AND SURRENDER VALUES,


Corporate VUL II.

The following tables illustrate how the death benefit, total account values and surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwriting issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the guideline premium test for the definition of life insurance, and Tables VII through XII show values under the cash value accumulation test for the definition of life insurance. The death benefit, total account values, and surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the surrender values of each Policy over the designated period. Tables I, III, V, VII, IX and XI assume that the maximum Cost of Insurance allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable premium load of 15% up to the first year's target premium and 6% over the target premium, are assessed in the first policy year; the maximum allowable premium load of 10% up to the second year's target premium and 6% over the target premium, are assessed in the second through fifth policy year and 6% on all premium in all policy years thereafter, and an assumed premium tax charge of 2.05% on all premium in all policy years.


Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 policy years and 0.35% for policy years 11 and thereafter, the current premium load of 10.5% up to the first year's target premium and 2.5% over the target premium are assumed in the first policy year, the current premium load of 7.5% up to the second through the fifth years' target premiums and 1.5% over the target premiums are assumed in the second through the fifth policy years, the current premium load of 3.5% up to the sixth and the seventh years' target premiums and 1.5% over the target premiums are assumed in the sixth and the seventh policy years, 1.5% on all premium in all policy years thereafter, and an assumed premium tax charge of 2.20% on all premium in all policy years.


The amounts shown for death benefit, surrender values, and total account values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

In addition, these values reflect application of the mortality and expense risk charge, premium load and assumed premium tax charge described above. After deduction of these amounts, the illustrated net annual return is -1.61%, 4.39% and 10.39% on a maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.41%, 4.59% and 10.59% for policy years 1-10 and -1.06%, 4.94% and 10.94% for policy years 11 and thereafter.


The investment advisory fees and other Fund expenses vary by Fund from 0.34% to 1.00%. A simple average of 0.71% has been used for the illustrations.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                           $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                10,500    542,188    542,188      542,188     6,029      6,449        6,871     6,729      7,149        7,571
 2                21,525    542,188    542,188      542,188    12,343     13,593       14,895    12,868     14,118       15,420
 3                33,101    542,188    542,188      542,188    18,437     20,932       23,637    18,437     20,932       23,637
 4                45,256    542,188    542,188      542,188    24,298     28,460       33,157    24,298     28,460       33,157
 5                58,019    542,188    542,188      542,188    29,926     36,185       43,541    29,926     36,185       43,541

 6                71,420    542,188    542,188      542,188    35,708     44,527       55,318    35,708     44,527       55,318
 7                85,491    542,188    542,188      542,188    41,217     53,067       68,170    41,217     53,067       68,170
 8               100,266    542,188    542,188      542,188    46,436     61,796       82,201    46,435     61,796       82,201
 9               115,779    542,188    542,188      542,188    51,338     70,701       97,523    51,338     70,701       97,523
10               132,068    542,188    542,188      542,188    55,894     79,761      114,259    55,894     79,761      114,259

15               226,575    542,188    542,188      542,188    72,878    127,234      225,515    72,876    127,234      225,516
20               347,193    542,188    542,188      542,188    76,940    177,003      408,271    76,940    177,003      408,271
25               501,136    542,188    542,188      827,838    58,847    225,039      713,653    58,847    225,039      713,653
30               697,610    542,188    542,188    1,289,748        66    265,777    1,205,372        65    265,777    1,205,372

20 (Age 65)      347,193    542,188    542,188      542,188    76,940    177,003      408,271    76,940    177,003      408,271

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                10,500    542,188    542,188      542,188     7,647      8,140        8,634     8,347      8,840        9,334
 2                21,525    542,188    542,188      542,188    15,276     16,757       18,297    15,801     17,262       18,822
 3                33,101    542,188    542,188      542,188    22,605     25,573       28,787    22,605     25,573       28,787
 4                45,256    542,188    542,188      542,188    29,661     34,625       40,220    29,661     34,625       40,220
 5                58,019    542,188    542,188      542,188    36,478     43,955       52,734    36,478     43,956       52,734

 6                71,420    542,188    542,188      542,188    43,479     54,029       66,922    43,479     54,029       66,922
 7                85,491    542,188    542,188      542,188    50,287     64,481       82,548    50,287     64,481       62,548
 8               100,266    542,188    542,188      542,188    57,107     75,549      100,002    57,107     75,549      100,002
 9               115,779    542,188    542,188      542,188    63,730     87,045      119,260    63,730     87,045      119,260
10               132,068    542,188    542,188      542,188    70,134     98,971      140,506    70,134     98,971      140,506

15               226,575    542,188    542,188      542,188    99,272    167,397      289,052    99,272    167,397      289,052
20               347,193    542,188    542,188      661,391   120,979    251,019      542,124   120,979    251,019      542,124
25               501,136    542,188    542,188    1,122,224   138,205    359,669      967,434   138,205    359,669      967,434
30               697,610    542,188    542,188    1,794,448   144,268    502,786    1,677,054   144,288    502,786    1,677,054

20 (Age 65)      347,193    542,188    542,188      661,391   120,979    251,019      542,124   120,979    251,019      542,124

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III

        FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE
                                     POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                           $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                10,500    542,188    542,188      542,188     6,029      6,449        6,871     6,729      7,149        7,571
 2                21,525    542,188    542,188      542,188    12,343     13,593       14,895    12,868     14,116       15,420
 3                33,101    542,188    542,188      542,188    18,437     20,932       23,637    18,437     20,932       23,637
 4                45,256    542,188    542,188      542,188    24,298     28,460       33,157    24,298     28,460       33,157
 5                58,019    542,188    542,188      542,188    29,926     36,185       43,541    29,926     36,185       43,541

 6                71,420    542,188    542,188      542,188    35,708     44,527       55,318    35,708     44,527       55,318
 7                85,491    542,188    542,188      542,188    41,217     53,067       68,170    41,217     53,067       68,170
 8               100,266    542,188    542,188      542,188    46,436     61,796       82,201    46,436     61,796       82,201
 9               115,779    542,188    542,188      542,188    51,338     70,701       97,523    51,338     70,701       97,523
10               132,068    542,188    542,188      542,188    55,894     79,761      114,259    55,894     79,761      114,259

15               226,575    542,188    542,188      542,188    72,878    127,234      225,515    72,878    127,234      225,515
20               347,193    542,188    542,188      542,188    76,940    177,003      408,271    76,940    177,003      408,271
25               501,136    542,188    542,188      827,838    58,847    225,039      713,653    68,847    225,039      713,653
30               697,610    542,188    542,188    1,289,748        66    265,777    1,205,372        66    265,777    1,205,372

20 (Age 65)      347,193    542,188    542,188      542,188    76,940    177,003      408,271    76,940    177,003      408,271

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY

                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                           $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                10,500    542,188    542,188      542,188     7,297      7,779        8,261     7,997      8,479        8,961
 2                21,525    542,188    542,188      542,188    14,682     16,122       17,622    15,207     16,647       16,147
 3                33,101    542,188    542,188      542,188    21,864     24,749       27,875    21,864     24,749       27,876
 4                45,256    542,188    542,188      542,188    28,850     33,661       39,126    28,850     33,681       39,126
 5                58,019    542,188    542,188      542,188    35,647     42,937       51,491    35,647     42,937       51,491

 6                71,420    542,188    542,188      542,188    42,653     52,954       65,538    42,653     52,954       65,538
 7                85,491    542,188    542,188      542,188    49,462     63,346       81,005    49,462     63,346       81,005
 8               100,266    542,188    542,188      542,188    56,292     74,328       93,261    56,292     74,328       98,261
 9               115,779    542,188    542,188      542,188    62,834     85,704      117,269    62,834     85,704      117,269
10               132,068    542,188    542,188      542,188    69,156     97,473      138,210    69,156     97,473      138,210

15               226,575    542,188    542,188      542,188    97,657    164,747      284,423    97,657    164,747      284,423
20               347,193    542,188    542,188      650,866   117,909    246,207      533,497   117,909    246,207      533,497
25               501,136    542,188    542,188    1,104,100   131,897    351,029      951,811   131,897    351,029      951,811
30               697,610    542,188    542,188    1,764,304   132,509    489,010    1,648,882   132,509    489,010    1,648,882

20 (Age 65)      347,193    542,188    542,188      650,866    86,207    246,207      533,497    88,207    246,207      533,497

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table V

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                           $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                10,500    542,188    542,188      542,188     6,029      6,449        6,871     6,729      7,149        7,571
 2                21,525    542,188    542,188      542,188    12,343     13,593       14,895    12,868     14,118       15,420
 3                33,101    542,188    542,188      542,188    18,437     20,932       23,637    18,437     20,932       23,637
 4                45,256    542,188    542,188      542,188    24,298     28,460       33,157    24,298     28,460       33,157
 5                58,019    542,188    542,188      542,188    29,926     36,185       43,541    29,926     36,185       43,541

 6                71,420    542,188    542,188      542,188    35,708     44,527       55,318    35,708     44,527       55,318
 7                85,491    542,188    542,188      542,188    41,217     53,067       68,170    41,217     53,067       68,170
 8               100,266    542,188    542,188      542,188    46,436     61,796       82,201    46,436     61,796       82,201
 9               115,779    542,188    542,188      542,188    51,338     70,701       97,523    51,338     70,701       97,523
10               132,068    542,188    542,188      542,188    55,894     79,761      114,259    55,894     79,761      114,259

15               226,575    542,188    542,188      542,188    72,878    127,234      225,515    72,878    127,234      225,515
20               347,193    542,188    542,188      542,188    76,940    177,003      408,271    76,940    177,003      408,271
25               501,136    542,188    542,188      827,838    58,847    225,039      713,653    58,847    225,039      713,653
30               697,610    542,188    542,188    1,289,748        66    265,777    1,205,372        66    265,777    1,205,372

20 (Age 65)      347,193    542,188    542,188      542,188    76,940    177,003      408,271    76,940    177,003      408,271

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table VI

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                           $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                10,500    542,188    542,188      542,188     7,495      7,983        8,471     8,195      8,683        9,171
 2                21,525    542,188    542,188      542,188    15,072     16,537       18,061    15,597     17,062       18,586
 3                33,101    542,188    542,188      542,188    22,440     25,379       28,583    22,440     25,379       28,563
 4                45,256    542,188    542,188      542,188    29,603     34,530       40,082    29,603     34,530       40,082
 5                58,019    542,188    542,188      542,188    36,565     44,004       52,731    36,565     44,004       52,731

 6                71,420    542,188    542,188      542,188    43,719     54,236       67,076    43,719     54,236       67,076
 7                85,491    542,188    542,188      542,188    50,658     64,833       82,854    50,658     64,833       82,864
 8               100,266    542,188    542,188      542,188    57,564     76,008      100,430    57,564     76,008      100,430
 9               115,779    542,188    542,188      542,188    64,214     87,558      119,765    64,214     87,558      119,765
10               132,068    542,188    542,188      542,188    70,581     99,477      141,036    70,581     99,477      141,035

15               226,575    542,188    542,188      542,188    98,672    167,023      289,037    98,672    167,023      289,037
20               347,193    542,188    542,188      659,928   117,873    248,298      540,925   117,873    248,293      540,925
25               501,136    542,188    542,188    1,118,303   131,631    353,685      964,054   131,631    363,685      964,054
30               697,610    542,188    542,188    1,786,111   132,260    492,755    1,669,263   132,260    492,755    1,669,263

20 (Age 65)      347,193    542,188    542,188      659,928   117,873    243,298      540,925   117,873    248,298      540,925

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII

        FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE
                                     POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                               FULLY UNDERWRITTEN
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                26,250    497,803    497,803      497,803    18,017     19,165       20,313    19,767     20,915       22,063
 2                53,813    497,803    497,803      497,803    36,923     40,429       44,075    38,235     41,741       45,388
 3                82,754    497,803    497,803      497,803    55,471     62,584       70,276    55,471     62,584       70,276
 4               113,142    497,803    497,803      497,803    73,661     85,668       99,176    73,661     85,668       99,176
 5               145,049    497,803    497,803      497,803    91,503    109,738      131,085    91,503    109,738      131,065

 6               178,551    497,803    497,803      497,803   109,990    135,893      167,448   109,990    135,893      167,448
 7               213,729    497,803    497,803      497,803   128,133    163,183      207,495   128,113    163,183      207,495
 8               224,415    497,803    497,803      497,803   123,859    168,311      226,900   123,859    168,311      226,900
 9               235,636    497,803    497,803      497,803   119,449    173,514      248,041   119,449    173,514      248,041
10               247,418    497,803    497,803      658,103   114,349    178,776      271,051   114,849    178,776      271,051

15               315,775    497,803    497,803      880,790    88,100    205,694      419,962    88,100    205,694      419,962
20               403,017    497,803    497,803    1,177,612    50,834    232,073      643,417    50,834    232,073      643,417
25               514,362          0    497,803    1,572,271         0    253,385      970,416         0    253,385      970,416
30               656,471          0    497,803    2,093,912         0    261,500    1,438,165         0    261,500    1,438,165

20 (Age 65)      403,017    497,803    497,803    1,177,612    50,834    232,073      643,417    50,834    232,073      643,417

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VIII

        FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE
                                     POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                26,250    497,803    497,803      497,803    20,653     21,936       23,219    22,403     23,686       24,969
 2                53,813    497,803    497,803      497,803    41,600     45,508       49,570    42,913     46,820       50,882
 3                82,754    497,803    497,803      497,803    62,121     70,035       78,593    62,121     70,035       76,593
 4               113,142    497,803    497,803      497,803    82,252     95,601      110,616    82,252     95,601      110,616
 5               145,049    497,803    497,803      497,803   102,030    122,293      146,012   102,030    122,293      146,012

 6               178,551    497,803    497,803      511,847   122,479    151,260      186,292   122,479    151,250      186,292
 7               213,729    497,803    497,803      614,008   142,625    181,582      230,592   142,625    181,562      230,592
 8               224,415    497,803    497,803      653,966   139,146    188,567      253,351   139,146    188,557      253,351
 9               235,636    497,803    497,803      696,637   135,607    195,819      278,339   135,607    195,819      278,339
10               247,418    497,803    497,803      742,358   131,985    203,346      305,752   131,985    203,346      305,752

15               315,775    497,803    521,904    1,037,362   113,535    246,844      494,615   113,535    248,844      494,615
20               403,017    497,803    554,345    1,456,044    89,209    302,880      795,545    89,209    302,880      795,545
25               514,362    497,803    599,462    2,080,671    60,512    369,992    1,284,204    60,512    369,992    1,284,204
30               656,471    497,803    655,601    3,006,790    18,610    450,287    2,065,159    18,610    450,287    2,065,159

20 (Age 65)      403,017    497,803    554,345    1,456,044    89,209    302,880      795,545    89,209    302,880      795,545

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IX

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                26,250    497,803    497,803      497,803    18,017     19,165       20,313    19,767     20,915       22,063
 2                53,813    497,803    497,803      497,803    36,923     40,429       44,075    38,235     41,741       45,388
 3                82,754    497,803    497,803      497,803    55,471     62,584       70,276    55,471     62,584       70,276
 4               113,142    497,803    497,803      497,803    73,861     85,668       99,176    73,661     85,668       99,176
 5               145,049    497,803    497,803      497,803    91,503    109,738      131,065    91,503    109,738      131,085

 6               178,551    497,803    497,803      497,803   109,990    135,893      167,448   109,990    135,893      167,448
 7               213,729    497,803    497,803      497,803   128,113    163,183      207,495   126,113    163,183      207,495
 8               224,415    497,803    497,803      497,803   123,859    168,311      226,900   123,859    168,311      226,900
 9               235,636    497,803    497,803      497,803   119,449    173,514      246,041   119,449    173,514      246,041
10               247,418    497,803    497,803      658,103   114,849    178,776      271,051   114,849    178,776      271,051

15               315,775    497,803    497,803      880,790    86,100    205,694      419,962    88,100    205,694      419,962
20               403,017    497,803    497,803    1,177,612    50,834    232,073      643,417    50,834    232,073      643,417
25               514,362          0    497,803    1,572,271         0    253,385      970,416         0    253,385      970,416
30               656,471          0    497,803    2,093,912         0    261,500    1,438,165         0    261,500    1,438,165

20 (Age 65)      403,017    497,803    497,803    1,177,612    50,834    232,073      643,417    50,834    232,073      643,417

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table X

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                26,250    497,803    497,803      497,803    20,341     21,613       22,887    22,091     23,363       24,637
 2                53,813    497,803    497,803      497,803    41,077     44,949       48,976    42,390     46,262       50,289
 3                82,754    497,803    497,803      497,803    61,475     69,319       77,801    61,475     69,319       77,801
 4               113,142    497,803    497,803      497,803    81,549     94,785      109,674    81,549     94,785      109,674
 5               145,049    497,803    497,803      497,803   101,313    121,415      144,945   101,313    121,415      144,945

 6               178,551    497,803    497,803      503,592   121,766    150,325      185,108   121,766    150,325      185,108
 7               213,729    497,803    497,803      610,525   141,914    180,586      229,284   141,914    180,586      229,284
 8               224,415    497,803    497,803      650,196   138,422    187,514      251,891   138,422    187,514      251,891
 9               235,636    497,803    497,803      692,540   134,845    194,684      276,682   134,645    194,684      276,682
10               247,418    497,803    497,803      737,732   131,160    202,094      303,847   131,160    202,094      303,847

15               315,775    497,803    517,628    1,029,055   112,181    246,805      490,655   112,161    246,805      490,655
20               403,017    497,803    548,082    1,439,872    86,490    299,458      786,709    86,490    299,458      786,709
25               514,362    497,803    589,495    2,046,492    54,423    363,840    1,263,108    54,423    363,840    1,263,108
30               656,471    497,803    640,487    2,938,113     6,224    439,907    2,017,990     6,224    439,907    2,017,990

20 (Age 65)      403,017    407,803    546,082    1,439,872    86,490    299,458      786,709    86,490    299,458      786,709

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table XI

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS ANS MAXIMUM CHARGES ASSUMED
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest  -------------------------------   -------------------------------   --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                26,250    497,803    497,803      497,803    18,017     19,165       20,313    19,767     20,915       22,063
 2                53,813    497,803    497,803      497,803    36,923     40,429       44,075    38,235     41,741       45,388
 3                82,754    497,803    497,803      497,803    55,471     62,584       70,276    55,471     62,584       70,276
 4               113,142    497,803    497,803      497,803    73,661     85,668       99,176    73,661     85,668       99,176
 5               145,049    497,803    497,803      497,803    91,503    109,738      131,085    91,503    109,738      131,085

 6               178,551    497,803    497,803      497,803   109,990    135,893      167,448   109,990    135,893      167,448
 7               213,729    497,803    497,803      497,803   128,113    163,183      207,495   128,113    163,183      207,495
 8               224,415    497,803    497,803      497,803   123,859    168,311      226,900   123,859    168,311      225,900
 9               235,636    497,803    497,803      497,803   119,449    173,514      248,041   119,449    173,514      246,041
10               247,418    497,803    497,803      658,103   114,849    178,776      271,051   114,849    178,776      271,051

15               315,775    497,803    497,803      880,790    88,100    205,694      419,962    88,100    205,694      419,962
20               403,017    497,803    497,803    1,177,612    50,834    232,073      643,417    50,834    232,073      643,417
25               514,362          0    497,803    1,572,271         0    253,385      970,416         0    253,385      970,416
30               656,471          0    497,803    2,093,912         0    261,500    1,438,165         0    261,500    1,438,165

20 (Age 65)      403,017    497,803    497,803    1,177,612    50,834    232,073      643,417    50,834    232,073      643,417

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table XII

        FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE
                                     POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------         -----------  --------   --------   ---------   --------   --------   ---------   --------   --------    ---------
 1                26,250    497,803    497,803      497,803    20,517     21,795       23,074    22,267     23,545       24,824
 2                53,813    497,803    497,803      497,803    41,420     45,313       49,361    42,732     46,626       50,674
 3                82,754    497,803    497,803      497,803    61,973     69,862       78,392    61,973     69,862       78,392
 4               113,142    497,803    497,803      497,803    82,190     95,505      110,480    82,190     95,505      110,480
 5               145,049    497,803    497,803      497,803   102,082    122,304      145,971   102,082    122,304      145,971

 6               178,551    497,803    497,803      512,012   122,647    151,373      186,353   122,647    151,373      183,353
 7               213,729    497,803    497,803      614,464   142,887    181,781      230,763   142,887    181,781      230,763
 8               224,415    497,803    497,803      654,646   139,472    188,848      253,615   139,472    188,848      253,615
 9               235,636    497,803    497,803      697,481   135,963    196,145      278,656   135,953    196,145      278,656
10               247,418    497,803    497,803      743,128   132,302    203,667      306,070   132,302    203,667      306,070

15               315,775    497,803    521,291    1,035,573   112,975    248,552      493,762   112,975    246,552      493,762
20               403,017    497,803    550,706    1,445,690    86,311    300,391      789,888    88,311    300,391      789,888
25               514,362    497,803    592,075    2,053,914    54,010    365,432    1,267,689    54,010    365,432    1,267,689
30               656,471    497,803    643,318    2,948,835     5,825    441,851    2,025,388     5,825    441,851    2,025,388

20 (Age 65)      403,017    497,803    550,706    1,445,690    86,311    300,891      789,888    86,311    300,891      789,888

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                               FINANCIAL STATEMENTS

                                              VARIABLE LIFE ACCOUNT B

                                                       Index


                                                                                        Page
Statement of Assets and Liabilities.....................................................S-2

Statements of Operations and Changes in Net Assets......................................S-5

Notes to Financial Statements...........................................................S-6

Independent Auditors Report.............................................................S-19

Aetna Life Insurance and Annuity Company Variable Life Account B

Statement of Assets and Liabilities -- December 31, 1999


ASSETS:
Investments, at net asset value: (Note 1)

                                                                                                   Total
                                                                Shares            Cost            Assets
                                                              ---------      ------------      ------------
 Aetna Ascent VP                                                210,193      $  3,021,614      $  3,136,076
 Aetna Balanced VP, Inc.                                      1,840,829        28,411,306        28,661,711
 Aetna Bond VP                                                1,585,677        20,656,384        19,297,688
 Aetna Crossroads VP                                            173,950         2,335,123         2,395,290
 Aetna Growth and Income VP                                   5,612,663       185,527,276       172,252,616
 Aetna Growth VP                                                  3,353            52,285            58,067
 Aetna Index Plus Large Cap VP                                  984,575        18,690,522        20,548,071
 Aetna Legacy VP                                                 89,319         1,115,863         1,115,594
 Aetna Money Market VP                                        2,865,679        38,252,424        38,443,372
 Aetna Small Company VP                                          38,381           525,384           634,048
 Aetna Value Opportunity VP                                       8,229           130,042           135,120
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio                                     1,233,869        30,324,637        31,722,779
  Growth Portfolio                                              370,659        16,510,133        20,360,310
  High Income Portfolio                                          95,391         1,092,091         1,078,868
  Overseas Portfolio                                            165,315         3,310,781         4,536,234
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio                                        92,841         1,602,587         1,733,346
  Contrafund Portfolio                                          996,741        22,982,190        29,054,986
 Janus Aspen Series:
  Aggressive Growth Portfolio                                   962,665        45,420,154        57,461,476
  Balanced Portfolio                                            800,621        18,485,162        22,353,327
  Flexible Income Portfolio                                       5,978            69,472            68,267
  Growth Portfolio                                            1,017,622        26,378,071        34,242,981
  Worldwide Growth Portfolio                                  1,381,919        46,635,796        65,986,620
 MFS Variable Insurance Trust:
  Total Return Series                                               639            11,219            11,344
  World Government Series                                           198             2,000             1,984
 Oppenheimer Funds:
  Aggressive Growth Fund                                          8,969           728,396           738,203
  Global Securities Fund                                         19,315           516,931           645,319
  Growth & Income Fund                                           12,694           303,537           312,661
  Strategic Bond Fund                                           264,204         1,274,694         1,313,094
 Portfolio Partners Inc. (PPI):
  PPI MFS Emerging Equities Portfolio                           419,434        28,129,870        34,741,713
  PPI MFS Research Growth Portfolio                           1,075,876        13,315,190        15,901,444
  PPI MFS Value Equity Portfolio                                 53,473         2,451,631         2,928,730
  PPI Scudder International Growth Portfolio                    959,535        21,745,757        24,458,534
  PPI T. Rowe Price Growth Equity Portfolio                      36,443         1,968,414         2,405,261
                                                                             ------------      ------------
TOTAL ASSETS                                                                 $581,976,936      $638,735,134
                                                                             ============      ============
Net assets represented by:

Policyholders' account values: (Notes 1 and 5)
 Aetna Ascent VP
  Policyholders' account values .........................................................      $  3,136,076
 Aetna Balanced VP, Inc.
  Policyholders' account values .........................................................        28,661,711


See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

 Aetna Bond VP
  Policyholders' account values ........................     $19,297,688
 Aetna Crossroads VP
  Policyholders' account values ........................       2,395,290
 Aetna Growth and Income VP
  Policyholders' account values ........................     172,252,616
 Aetna Growth VP
  Policyholders' account values ........................          58,067
 Aetna Index Plus Large Cap VP
  Policyholders' account values ........................      20,548,071
 Aetna Legacy VP
  Policyholders' account values ........................       1,115,594
 Aetna Money Market VP
  Policyholders' account values ........................      38,443,372
 Aetna Small Company VP
  Policyholders' account values ........................         634,048
 Aetna Value Opportunity VP
  Policyholders' account values ........................         135,120
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio
   Policyholders' account values .......................      31,722,779
  Growth Portfolio
   Policyholders' account values .......................      20,360,310
  High Income Portfolio
   Policyholders' account values .......................       1,078,868
  Overseas Portfolio
   Policyholders' account values .......................       4,536,234
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio
   Policyholders' account values .......................       1,733,346
  Contrafund Portfolio
   Policyholders' account values .......................      29,054,986
 Janus Aspen Series:
  Aggressive Growth Portfolio
   Policyholders' account values .......................      57,461,476
  Balanced Portfolio
   Policyholders' account values .......................      22,353,327
  Flexible Income Portfolio
   Policyholders' account values .......................          68,267
  Growth Portfolio
   Policyholders' account values .......................      34,242,981
 Worldwide Growth Portfolio
   Policyholders' account values .......................      65,986,620
 MFS Variable Insurance Trust:
  Total Return Series
   Policyholders' account values .......................          11,344
  World Government Series
   Policyholders' account values .......................           1,984
 Oppenheimer Funds:
  Aggressive Growth Fund
   Policyholders' account values .......................         738,203

See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

  Global Securities Fund
   Policyholders' account values .........      $    645,319
  Growth & Income Fund
   Policyholders' account values .........           312,661
  Strategic Bond Fund
   Policyholders' account values .........         1,313,094
 Portfolio Partners Inc. (PPI):
  PPI MFS Emerging Equities Portfolio
   Policyholders' account values .........        34,741,713
  PPI MFS Research Growth Portfolio
   Policyholders' account values .........        15,901,444
  PPI MFS Value Equity Portfolio
   Policyholders' account values .........         2,928,730
  PPI Scudder International Growth Portfolio
   Policyholders' account values .........        24,458,534
  PPI T. Rowe Price Growth Equity Portfolio
   Policyholders' account values .........         2,405,261
                                                ------------
                                                $638,735,134
                                                ============


See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                                Year Ended December 31,
                                                                       1999               1998               1997
                                                                       ----               ----               ----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ...................................................    $   48,867,068     $  43,340,466      $  35,222,623
Expenses: (Notes 2 and 5)
 Valuation period deduction ..................................        (5,991,275)       (4,390,578)        (2,713,203)
                                                                  --------------     -------------      -------------
Net Investment Income ........................................        42,875,793        38,949,888         32,509,420
                                                                  --------------     -------------      -------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales .........................................       874,382,151       481,590,756        260,329,704
 Cost of investments sold ....................................       793,957,391       454,360,016        245,858,726
                                                                  --------------     -------------      -------------
  Net realized gain ..........................................        80,424,760        27,230,740         14,470,978
Net unrealized gain on investments: (Note 5)
 Beginning of year ...........................................        29,609,254        16,987,228         14,132,669
 End of year .................................................        56,758,198        29,609,254         16,987,228
                                                                  --------------     -------------      -------------
  Net change in unrealized gain ..............................        27,148,944        12,622,026          2,854,559
                                                                  --------------     -------------      -------------
Net realized and unrealized gain on investments ..............       107,573,704        39,852,766         17,325,537
                                                                  --------------     -------------      -------------
Net increase in net assets resulting from operations .........       150,449,497        78,802,654         49,834,957
                                                                  --------------     -------------      -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM UNIT TRANSACTIONS:
Variable life premium payments ...............................       135,305,924       171,088,399        127,736,110
Transfers to the Company for monthly deductions ..............       (32,799,767)      (29,899,398)       (21,545,914)
Redemptions by policyholders .................................      (162,896,593)      (15,359,273)       (24,062,185)
Transfers on account of policy loans .........................        (4,913,122)       (4,006,080)        (2,875,077)
Other ........................................................           779,888          (342,142)           263,373
                                                                  --------------     -------------      -------------
Net increase (decrease) in net assets resulting from unit
 transactions (Note 5) .......................................       (64,523,670)      121,481,506         79,516,307
                                                                  --------------     -------------      -------------
Net changes in net assets ....................................        85,925,827       200,284,160        129,351,264
NET ASSETS:
Beginning of period ..........................................       552,809,307       352,525,147        223,173,883
                                                                  --------------     -------------      -------------
End of period ................................................    $  638,735,134     $ 552,809,307      $ 352,525,147
                                                                  ==============     =============      =============


See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

Notes to Financial Statements -- December 31, 1999

1. Summary of Significant Accounting Policies & Account Information

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Variable Account consists of eight products which are listed below.

   o Aetna Vest
   o Aetna Vest II
   o Aetna Vest Plus
   o Aetna Vest Estate Protector
   o Aetna Vest Estate Protector II
   o Corporate Specialty Market
   o Corporate Specialty Market II
   o NYSUT Individual Life

   Effective October 1, 1998, Aetna Life Insurance Company and Aetna Life Insurance & Annuity Company contracted the administrative servicing obligations to its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LLANY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LLANY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising out of any other business of Lincoln Life.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.


   a. Valuation of Investments
   Investments in the following funds are stated at the closing net asset value per share as determined by each fund on December 31, 1999:

   Aetna Ascent VP                             Janus Aspen Series:
   Aetna Balanced VP, Inc.                     o Aggressive Growth Portfolio
   Aetna Bond VP                               o Balanced Portfolio
   Aetna Crossroads VP                         o Flexible Income Portfolio
   Aetna Growth and Income VP                  o Growth Portfolio
   Aetna Growth VP                             o Worldwide Growth Portfolio
   Aetna Index Plus Large Cap VP               MFS Variable Insurance Trust:
   Aetna Legacy VP                             o Total Return Series
   Aetna Money Market VP                       o World Government Series
   Aetna Small Company VP                      Oppenheimer Funds:
   Aetna Value Opportunity VP                  o Aggressive Growth Fund
   Fidelity Investments                        o Global Securities Fund
   Insurance Products Fund:                    o Growth & Income Fund
   o Equity-Income Portfolio                   o Strategic Bond Fund
   o Growth Portfolio                          Portfolio Partners Inc. (PPI):
   o High Income Portfolio                     o PPI MFS Emerging Equities Portfolio
   o Overseas Portfolio                        o PPI MFS Research Growth Portfolio
   Fidelity Investments Variable Insurance     o PPI MFS Value Equity Portfolio
   Products Fund II:                           o PPI Scudder International Growth Portfolio
   o Asset Manager Portfolio                   o PPI T. Rowe Price Growth Equity Portfolio
   o Contrafund Portfolio

Aetna Life Insurance and Annuity Company Variable Life Account B

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes
   The operation of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.


2. Mortality & Expense Guarantees & Other Transactions with Affiliates

   The Company charges each variable sub-account for mortality and expense risk. The amount charged is deducted daily at rates per year specified in each policy.

   The Company deducts a premium load from each premium payment to cover administration expenses, state taxes, and Federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy.

   The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy.

   The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class.

   Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

   The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law.


3. Dividend Income

   On an annual basis, the underlying mutual funds in which the Account invests distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the underlying mutual funds. The Account's proportionate share of each underlying mutual fund's undistributed net investment income and accumulated net realized gain
   (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets of the Account.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1999, 1998 and 1997 aggregated $852,734,274 and $874,382,151, $642,022,151 and $481,590,756,
   and $372,335,431 and $260,329,704, respectively.

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets

---------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                                Valuation     Proceeds
                                                                                  Period        from
                                                              Dividends         Deductions      Sales
---------------------------------------------------------------------------------------------------------
Aetna Ascent VP:                                            $    207,334        ($27,423)    $   797,996
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                        4,927,154        (362,224)     24,237,521
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Bond VP                                                  1,443,656        (280,638)     18,417,017
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                              150,412         (21,636)        728,894
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                                    30,198,699      (1,580,938)     32,617,948
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Growth VP(1)                                                 3,015         (34,261)      5,715,725
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                    881,321        (196,915)     14,299,931
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                   62,497          (9,474)        227,116
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                          1,696,087        (398,471)    240,430,804
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                             8,993         (28,237)      4,384,995
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                         6,310            (991)         96,462
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio                                        1,764,504        (369,449)     17,136,392
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Growth Portfolio                                               2,197,635        (205,229)     16,307,193
Policyholders' account values
---------------------------------------------------------------------------------------------------------
High Income Portfolio                                             62,986          (7,432)        326,086
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Overseas Portfolio                                               125,931         (32,249)      1,315,907
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio                                          232,267         (29,020)      2,871,385
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Contrafund Portfolio                                           1,565,873        (381,504)     26,236,688
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio                                    1,087,970        (302,514)    130,280,210
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Balanced Portfolio                                               550,807        (265,810)     17,853,236
Policyholders' account values
=========================================================================================================

---------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                                                    Net Unrealized
                                                                                                      Gain (Loss)
                                                               Cost of           Net                  -----------
                                                             Investments       Realized        Beginning         End
                                                                 Sold        Gain (Loss)       of Period      of Period
---------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:                                            $     774,178   $      23,818        ($53,438)  $      114,462
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                        25,666,801      (1,429,280)        (88,169)         250,405
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                                                  18,670,143        (253,126)        (21,056)      (1,358,696)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                               729,509            (615)        (13,664)          60,167
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                                     29,355,401       3,262,547      (6,059,944)     (13,274,660)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP(1)                                              5,103,503         612,222               -            5,782
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                  11,770,545       2,529,386       1,027,911        1,857,549
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                   226,972             144          (9,107)            (269)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                         240,018,029         412,775         267,256          190,948
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                          3,960,970         424,025         (23,492)         108,664
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                         76,961          19,501          12,485            5,078
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio                                        15,738,454       1,397,938       2,106,941        1,398,142
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                               12,435,135       3,872,058       3,937,336        3,850,177
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
High Income Portfolio                                             352,715         (26,629)        (22,754)         (13,223)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio                                              1,200,968         114,939         190,775        1,225,453
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio                                         2,692,023         179,362         266,952          130,759
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio                                           20,796,590       5,440,098       5,961,343        6,072,796
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio                                   109,911,278      20,368,932       3,818,015       12,041,322
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                             12,910,893       4,942,343       3,434,432        3,868,165
Policyholders' account values
===========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                               Net               Net Increase                  Net Assets
                                                            Change in            (Decrease) in       ------------------------------
                                                            Unrealized        Net Assets Resulting     Beginning          End
                                                            Gain (Loss)      From Unit Transactions    of Period       of Period
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:                                           $     167,900             ($13,121)
Policyholders' account values                                                                        $   2,777,568   $   3,136,076
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                          338,574           (8,902,224)
Policyholders' account values                                                                           34,089,711      28,661,711
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                                                 (1,337,640)         (10,250,586)
Policyholders' account values                                                                           29,976,022      19,297,688
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                               73,831              137,429
Policyholders' account values                                                                            2,055,869       2,395,290
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                                    (7,214,716)          (9,143,942)
Policyholders' account values                                                                          156,730,966     172,252,616
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP(1)                                                 5,782             (528,691)
Policyholders' account values                                                                                    -          58,067
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                    829,638            3,159,014
Policyholders' account values                                                                           13,345,627      20,548,071
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                    8,838               45,676
Policyholders' account values                                                                            1,007,913       1,115,594
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                            (76,308)             143,868
Policyholders' account values                                                                           36,665,421      38,443,372
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                           132,156             (890,290)
Policyholders' account values                                                                              987,401         634,048
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                        (7,407)              61,807
Policyholders' account values                                                                               55,900         135,120
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio                                         (708,799)          (7,091,968)
Policyholders' account values                                                                           36,730,553      31,722,779
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                 (87,159)          (4,688,720)
Policyholders' account values                                                                           19,271,725      20,360,310
-----------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio                                              9,531              804,059
Policyholders' account values                                                                              236,353       1,078,868
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio                                             1,034,678              178,105
Policyholders' account values                                                                            3,114,830       4,536,234
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio                                         (136,193)          (1,643,684)
Policyholders' account values                                                                            3,130,614       1,733,346
-----------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio                                             111,453          (16,110,899)
Policyholders' account values                                                                           38,429,965      29,054,986
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio                                    8,223,307            4,654,782
Policyholders' account values                                                                           23,428,999      57,461,476
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                               433,733           (4,727,822)
Policyholders' account values                                                                           21,420,076      22,353,327
===================================================================================================================================

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

----------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                Valuation         Proceeds
                                                                  Period            from
                                               Dividends        Deductions          Sales
----------------------------------------------------------------------------------------------
Flexible Income Portfolio (2)                 $     5,337            ($658)     $    122,746
Policyholders' account values
----------------------------------------------------------------------------------------------
Growth Portfolio                                  202,497         (257,076)       21,130,544
Policyholders' account values
----------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                         96,897         (512,954)       56,371,577
Policyholders' account values
----------------------------------------------------------------------------------------------
MFS Variable Insurance Trust:
Total Return Series (3)                                26               (6)            1,588
Policyholders' account values
----------------------------------------------------------------------------------------------
World Government Series (4)                            --               (1)               --
Policyholders' account values
----------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund (5)                             --              (45)               22
Policyholders' account values
----------------------------------------------------------------------------------------------
Global Securities Fund                             12,736           (3,636)          751,030
Policyholders' account values
----------------------------------------------------------------------------------------------
Growth & Income Fund                                1,424           (2,052)          710,579
Policyholders' account values
----------------------------------------------------------------------------------------------
Strategic Bond Fund                                40,196          (11,335)        1,349,254
Policyholders' account values
----------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio               329,059         (312,763)       92,317,033
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio                  26,665         (127,616)       11,385,569
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio                     39,629          (11,919)        1,177,567
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio        885,006         (199,531)      134,290,559
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio          54,145          (17,268)          492,577
Policyholders' account values
----------------------------------------------------------------------------------------------
Total Variable Life Account B                 $48,867,068      ($5,991,275)     $874,382,151
==============================================================================================

------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                                   Net Unrealized
                                                                                     Gain (Loss)               Net
                                                 Cost of           Net               -----------            Change in
                                               Investments      Realized      Beginning         End        Unrealized
                                                   Sold        Gain (Loss)    of Period      of Period     Gain (Loss)
------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio (2)                 $    124,997        ($2,251)   $         -        ($1,205)       ($1,205)
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                15,320,528      5,810,016      3,730,121      7,864,910      4,134,789
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                      42,528,486     13,843,091      5,492,542     19,350,824     13,858,282
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust:
Total Return Series (3)                              1,601            (13)            --            125            125
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
World Government Series (4)                             --             --             --            (16)           (16)
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund (5)                              20              2             --          9,807          9,807
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Global Securities Fund                             654,790         96,240         19,272        128,388        109,116
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                               654,333         56,246         11,048          9,124         (1,924)
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                              1,342,562          6,692         16,740         38,400         21,660
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio             82,923,450      9,393,583      3,702,269      6,611,843      2,909,574
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio               10,005,001      1,380,568        974,898      2,586,254      1,611,356
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio                     900,465        277,102         82,622        477,099        394,477
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio     126,685,605      7,604,954        698,227      2,712,777      2,014,550
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio          424,485         68,092        149,693        436,847        287,154
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                 $793,957,391    $80,424,760    $29,609,254    $56,758,198    $27,148,944
========================================================================================================================

---------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                   Net Increase                  Net Assets
                                                   (Decrease) in                 ----------
                                               Net Assets Resulting      Beginning          End
                                             From Unit Transactions      of Period       of Period
---------------------------------------------------------------------------------------------------
Flexible Income Portfolio (2)                      $     67,044
Policyholders' account values                                          $          -    $     68,267
---------------------------------------------------------------------------------------------------
Growth Portfolio                                        950,511
Policyholders' account values                                            23,402,244      34,242,981
---------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                           (4,853,866)
Policyholders' account values                                            43,555,170      65,986,620
---------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust:
Total Return Series (3)                                  11,212
Policyholders' account values                                                    --          11,344
---------------------------------------------------------------------------------------------------
World Government Series (4)                               2,001
Policyholders' account values                                                    --           1,984
---------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund (5)                              728,439
Policyholders' account values                                                    --         738,203
---------------------------------------------------------------------------------------------------
Global Securities Fund                                  113,811
Policyholders' account values                                               317,052         645,319
---------------------------------------------------------------------------------------------------
Growth & Income Fund                                    183,796
Policyholders' account values                                                75,171         312,661
---------------------------------------------------------------------------------------------------
Strategic Bond Fund                                     544,409
Policyholders' account values                                               711,472       1,313,094
---------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio                  (8,310,862)
Policyholders' account values                                            30,733,122      34,741,713
---------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio                     1,275,501
Policyholders' account values                                            11,734,970      15,901,444
---------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio                        1,424,018
Policyholders' account values                                               805,423       2,928,730
---------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio           (2,509,255)
Policyholders' account values                                            16,662,810      24,458,534
---------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio               656,778
Policyholders' account values                                             1,356,360       2,405,261
---------------------------------------------------------------------------------------------------
Total Variable Life Account B                     ($ 64,523,670)       $552,809,307    $638,735,134
===================================================================================================

(1) - Reflects less than a full year of activity. Funds were first received in this option during January 1999.

(2) - Reflects less than a full year of activity. Funds were first received in this option during February 1999.

(3) - Reflects less than a full year of activity. Funds were first received in this option during March 1999.

(4) - Reflects seed money. No funds have been received for this option.

(5) - Reflects less than a full year of activity. Funds were first received in this option during December 1999.

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

---------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                              Valuation      Proceeds
                                                                                Period         from
                                                              Dividends       Deductions      Sales
---------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                        $    129,523        ($22,620)  $     393,522
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.: (2)                                   5,079,318        (289,232)      8,936,646
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                             1,751,860        (257,828)      6,762,101
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                          77,190         (14,622)        473,877
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                               27,303,998      (1,392,329)     39,271,149
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                               591,905         (73,086)      3,515,589
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                              44,001          (8,540)        377,983
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                       940,509        (288,392)    130,650,119
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                        8,723          (5,056)        362,699
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                     298            (130)         44,207
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                      1,381,671        (281,139)      8,873,609
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Growth Portfolio:                                              1,011,596        (128,591)      2,784,250
Policyholders' account values
---------------------------------------------------------------------------------------------------------
High Income Portfolio:                                                --          (1,531)         31,686
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                              141,761         (22,734)        562,478
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                         329,918         (29,778)      2,518,344
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                          1,313,979        (283,258)     12,306,538
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                          --        (142,378)     19,717,643
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                              709,668        (145,407)      5,250,108
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Growth Portfolio:                                              1,062,152        (162,916)      8,751,672
Policyholders' account values
=========================================================================================================

----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                                                Net Unrealized
                                                                                                  Gain (Loss)
                                                               Cost of          Net               -----------
                                                             Investments      Realized     Beginning          End
                                                                 Sold       Gain (Loss)    of Period       of Period
----------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                        $     353,120   $    40,402   $    27,927        ($53,438)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.: (2)                                    7,346,946     1,589,700     1,971,257         (88,169)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                              6,468,168       293,933       (12,114)        (21,056)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                          453,989        19,888         5,069         (13,664)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                                34,639,034     4,632,115     6,207,999      (6,059,944)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                              3,029,008       486,581       (23,927)      1,027,911
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                              360,207        17,776           618          (9,107)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                    130,229,304       420,815        70,857         267,256
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                       395,417       (32,718)           --         (23,492)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                   44,499          (292)           --          12,485
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                       7,588,754     1,284,855     1,523,698       2,106,941
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                               2,517,613       266,637       380,110       3,937,336
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
High Income Portfolio:                                             34,229        (2,543)           --         (22,754)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                               539,506        22,972        (8,270)        190,775
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        2,406,138       112,206       281,699         266,952
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                          10,124,110     2,182,428     1,505,359       5,961,343
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                   17,285,188     2,432,455       844,868       3,818,015
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                             3,955,227     1,294,881       885,469       3,434,432
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                               6,729,863     2,021,809     1,360,430       3,730,121
Policyholders' account values
======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                   Net            Net Increase                  Net Assets
                                                                Change in        (Decrease) in                  ----------
                                                               Unrealized     Net Assets Resulting       Beginning          End
                                                               Gain (Loss)   From Unit Transactions      of Period       of Period
------------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                              ($81,365)       $    909,075
Policyholders' account values                                                                          $   1,802,553   $   2,777,568
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.: (2)                                    (2,059,426)          5,433,280
Policyholders' account values                                                                             24,336,071      34,089,711
------------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                                  (8,942)          7,092,195
Policyholders' account values                                                                             21,104,804      29,976,022
------------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                           (18,733)          1,281,854
Policyholders' account values                                                                                710,292       2,055,869
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                                (12,267,943)          6,076,102
Policyholders' account values                                                                            132,379,023     156,730,966
------------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                               1,051,838           9,326,844
Policyholders' account values                                                                              1,961,545      13,345,627
------------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                                (9,725)            314,262
Policyholders' account values                                                                                650,139       1,007,913
------------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                         196,399          15,075,889
Policyholders' account values                                                                             20,320,201      36,665,421
------------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                        (23,492)          1,039,944
Policyholders' account values                                                                                     --         987,401
------------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                    12,485              43,539
Policyholders' account values                                                                                     --          55,900
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                          583,243          13,578,473
Policyholders' account values                                                                             20,183,450      36,730,553
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                                3,557,226           7,444,713
Policyholders' account values                                                                              7,120,144      19,271,725
------------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:                                             (22,754)            263,181
Policyholders' account values                                                                                     --         236,353
------------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                                199,045             984,072
Policyholders' account values                                                                              1,789,714       3,114,830
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                           (14,747)            198,288
Policyholders' account values                                                                              2,534,727       3,130,614
------------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                            4,455,984          10,540,804
Policyholders' account values                                                                             20,220,028      38,429,965
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                     2,973,147           5,763,410
Policyholders' account values                                                                             12,402,365      23,428,999
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                              2,548,963           8,806,330
Policyholders' account values                                                                              8,205,641      21,420,076
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                                2,369,691           6,131,508
Policyholders' account values                                                                             11,980,000      23,402,244
====================================================================================================================================

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                 Valuation      Proceeds
                                                                  Period          from
                                                Dividends       Deductions        Sales
-------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                    $ 1,360,015       ($344,460)   $ 13,676,121
Policyholders' account values
-------------------------------------------------------------------------------------------
Global Securities Fund                                  --          (1,051)         10,993
Policyholders' account values
-------------------------------------------------------------------------------------------
Growth & Income Fund                                    --            (183)         65,110
Policyholders' account values
-------------------------------------------------------------------------------------------
Strategic Bond Fund                                    104          (2,331)        315,681
Policyholders' account values
-------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                68,284        (239,521)    100,307,103
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                   2,113         (88,033)     22,358,392
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                        628          (2,334)        188,157
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:         27,896        (158,883)     92,935,246
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:           3,356          (4,215)        149,733
Policyholders' account values
-------------------------------------------------------------------------------------------
Total Variable Life Account B                  $43,340,466     ($4,390,578)   $481,590,756
===========================================================================================

-------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                                     Net Unrealized
                                                                                       Gain (Loss)               Net
                                                  Cost of          Net                 -----------            Change in
                                                Investments      Realized        Beginning         End        Unrealized
                                                    Sold        Gain (Loss)      of Period      of Period    Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                    $ 10,222,511     $ 3,453,610     $ 1,817,349    $ 5,492,542   $ 3,675,193
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Global Securities Fund                               12,018          (1,025)             --         19,272        19,272
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                                 66,180          (1,070)             --         11,048        11,048
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                                 319,744          (4,063)             --         16,740        16,740
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:             97,276,639       3,030,464          42,515      3,702,269     3,659,754
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:               21,336,998       1,021,394         (86,245)       974,898     1,061,143
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                     215,959         (27,802)             --         82,622        82,622
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:      90,246,159       2,689,087         192,560        698,227       505,667
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:          163,488         (13,755)             --        149,693       149,693
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                  $454,360,016     $27,230,740     $16,987,228    $29,609,254   $12,622,026
=========================================================================================================================

---------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                     Net Increase                 Net Assets
                                                     (Decrease) in                ----------
                                                 Net Assets Resulting    Beginning         End
                                               From Unit Transactions    of Period      of Period
---------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                         $ 11,107,525
Policyholders' account values                                           $ 24,303,287   $ 43,555,170
---------------------------------------------------------------------------------------------------
Global Securities Fund                                   299,856
Policyholders' account values                                                     --        317,052
---------------------------------------------------------------------------------------------------
Growth & Income Fund                                      65,376
Policyholders' account values                                                     --         75,171
---------------------------------------------------------------------------------------------------
Strategic Bond Fund                                      701,022
Policyholders' account values                                                     --        711,472
---------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                   5,152,269
Policyholders' account values                                             19,061,872     30,733,122
---------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                     2,590,172
Policyholders' account values                                              7,148,181     11,734,970
---------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                          752,309
Policyholders' account values                                                     --        805,423
---------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:             (712,067)
Policyholders' account values                                             14,311,110     16,662,810
---------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:             1,221,281
Policyholders' account values                                                     --      1,356,360
---------------------------------------------------------------------------------------------------
Total Variable Life Account B                       $121,481,506        $352,525,147   $552,809,307
===================================================================================================

(1) - Effective May 1, 1998, Aetna Ascent Portfolio's name changed to Aetna Ascent VP.

(2) - Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced Fund VP.

(3) - Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.

(4) - Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

(5) - Effective May 1, 1998, Aetna Variable Funds' name changed to Aetna Growth and Income VP.

(6) - Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

(7) - Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(8) - Effective May 1, 1998, Aetna Variable Encore Funds' name changed to Aetna Money Market VP.

(9) - Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(10)- Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

--------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                       Valuation        Proceeds
                                                                         Period           from
                                                       Dividends       Deductions        Sales
--------------------------------------------------------------------------------------------------
Aetna Variable Fund:                                  $26,573,304      ($1,085,553)   $11,219,896
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Income Shares:                                    1,087,150         (148,230)     2,358,910
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                               372,968         (144,720)    74,201,538
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                   2,876,287         (185,443)     1,960,106
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                          112,004          (11,360)     1,279,898
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Crossroads Varible Portfolio:                        45,840           (3,290)       198,099
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Legacy Varible Portfolio:                            38,169           (3,596)       225,894
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                       77,848           (4,920)       143,972
Policyholders' account values
--------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)        576,583         (128,523)    53,957,227
Policyholders' account values
--------------------------------------------------------------------------------------------------
American Century VP Capital Apprecition Fund: (2)         132,455          (57,820)    15,197,338
Policyholders' account values
--------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                               1,485,715         (163,582)    14,420,981
Policyholders' account values
--------------------------------------------------------------------------------------------------
Growth Portfolio:                                         192,233          (54,856)     6,814,876
Policyholders' account values
--------------------------------------------------------------------------------------------------
Overseas Portfolio:                                        46,706           (8,253)       359,668
Policyholders' account values
--------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                  175,953          (18,257)       244,742
Policyholders' account values
--------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                     235,708         (110,146)     4,519,164
Policyholders' account values
--------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                   --          (95,697)    18,445,996
Policyholders' account values
--------------------------------------------------------------------------------------------------
Balanced Portfolio:                                       192,757          (52,872)     1,238,408
Policyholders' account values
==================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                                       Net Unrealized
                                                                                         Gain (Loss)                Net
                                                        Cost of        Net              -----------             Change in
                                                      Investments    Realized      Beginning        End         Unrealized
                                                          Sold      Gain (Loss)    of Period     of Period      Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                                  $ 7,857,508   $3,362,388    $7,294,643    $6,207,999      ($1,086,644)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:                                    2,406,924      (48,014)     (190,180)      (12,114)         178,066
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                            73,731,940      469,598       106,394        70,857          (35,537)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                   1,561,449      398,657     1,383,931     1,971,257          587,326
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                        1,184,906       94,992        15,645        27,927           12,282
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Varible Portfolio:                       193,283        4,816          (191)        5,069            5,260
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Legacy Varible Portfolio:                           207,391       18,503            20           618              598
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                      131,418       12,554            --       (23,927)         (23,927)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)     53,285,312      671,915       172,057            --         (172,057)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Apprecition Fund: (2)      15,512,673     (315,335)     (146,911)           --          146,911
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                              11,843,310    2,577,671     1,096,283     1,523,698          427,415
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                       5,870,796      944,080       294,867       380,110           85,243
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                       322,274       37,394        37,941        (8,270)         (46,211)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                  220,690       24,052       134,978       281,699          146,721
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                   3,602,586      916,578       730,883     1,505,359          774,476
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                           17,632,824      813,172       249,074       844,868          595,794
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                     1,021,789      216,619       243,163       885,469          642,306
Policyholders' account values
============================================================================================================================

----------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                           Net Increase                  Net Assets
                                                           (Decrease) in                 ----------
                                                       Net Assets Resulting      Beginning         End
                                                      From Unit Transactions     of Period      of Period
----------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                                      $   11,743,902
Policyholders' account values                                                  $92,871,626    $132,379,023
----------------------------------------------------------------------------------------------------------
Aetna Income Shares:                                           6,856,045
Policyholders' account values                                                   13,179,787      21,104,804
----------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                                   10,565,707
Policyholders' account values                                                    9,092,185      20,320,201
----------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                          4,867,703
Policyholders' account values                                                   15,791,541      24,336,071
----------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                               1,049,257
Policyholders' account values                                                      545,378       1,802,553
----------------------------------------------------------------------------------------------------------
Aetna Crossroads Varible Portfolio:                              533,974
Policyholders' account values                                                      123,692         710,292
----------------------------------------------------------------------------------------------------------
Aetna Legacy Varible Portfolio:                                  582,502
Policyholders' account values                                                       13,963         650,139
----------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                           1,899,990
Policyholders' account values                                                           --       1,961,545
----------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)           (14,034,001)
Policyholders' account values                                                   13,086,083              --
----------------------------------------------------------------------------------------------------------
American Century VP Capital Apprecition Fund: (2)             (6,388,736)
Policyholders' account values                                                    6,482,525              --
----------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                      2,546,018
Policyholders' account values                                                   13,310,213      20,183,450
----------------------------------------------------------------------------------------------------------
Growth Portfolio:                                                900,915
Policyholders' account values                                                    5,052,529       7,120,144
----------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                            1,227,751
Policyholders' account values                                                      532,327       1,789,714
----------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                         796,072
Policyholders' account values                                                    1,410,186       2,534,727
----------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                         11,491,722
Policyholders' account values                                                    6,911,690      20,220,028
----------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                   1,426,169
Policyholders' account values                                                    9,662,927      12,402,365
----------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                            3,632,486
Policyholders' account values                                                    3,574,345       8,205,641
==========================================================================================================

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

--------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                Valuation        Proceeds
                                                                  Period           from
                                                Dividends       Deductions        Sales
--------------------------------------------------------------------------------------------
Growth Portfolio:                              $   309,334         ($90,076)   $  3,312,122
Policyholders' account values
--------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                     101,542          (32,381)      9,071,413
Policyholders' account values
--------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                        325,821         (167,065)      7,022,675
Policyholders' account values
--------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                    --          (17,086)      9,834,242
Policyholders' account values
--------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                      --           (6,128)      1,889,839
Policyholders' account values
--------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:             --          (12,927)      1,858,258
Policyholders' account values
--------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund:
International Portfolio: (4)                       264,246         (110,422)     20,554,442
Policyholders' account values
--------------------------------------------------------------------------------------------
Total Variable Life Account B                  $35,222,623      ($2,713,203)   $260,329,704
============================================================================================

----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                                      Net Unrealized
                                                                                        Gain (Loss)                Net
                                                  Cost of          Net                  -----------             Change in
                                                Investments      Realized       Beginning          End          Unrealized
                                                    Sold        Gain (Loss)     of Period       of Period      Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                              $  2,585,617     $   726,505    $   566,478     $ 1,360,430    $     793,952
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                    8,891,967         179,446         26,773              --          (26,773)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                       5,257,711       1,764,964        872,277       1,817,349          945,072
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:              9,998,952        (164,710)            --          42,515           42,515
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                1,891,124          (1,285)            --         (86,245)         (86,245)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:       1,827,173          31,085             --         192,560          192,560
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund:
International Portfolio: (4)                     18,819,109       1,735,333      1,244,544              --       (1,244,544)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                  $245,858,726     $14,470,978    $14,132,669     $16,987,228    $   2,854,559
============================================================================================================================

----------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                     Net Increase                Net Assets
                                                     (Decrease) in               ----------
                                                 Net Assets Resulting    Beginning          End
                                               From Unit Transactions    of Period       of Period
----------------------------------------------------------------------------------------------------
Growth Portfolio:                                  $    3,065,638
Policyholders' account values                                              7,174,647      11,980,000
----------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                         (4,049,682)
Policyholders' account values                                              3,827,848              --
----------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                            11,519,359
Policyholders' account values                                              9,915,136      24,303,287
----------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                   19,201,153
Policyholders' account values                                                     --      19,061,872
----------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                      7,241,839
Policyholders' account values                                                     --       7,148,181
----------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:            14,100,392
Policyholders' account values                                                     --      14,311,110
----------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund:
International Portfolio: (4)                          (11,259,868)
Policyholders' account values                                             10,615,255              --
----------------------------------------------------------------------------------------------------
Total Variable Life Account B                      $   79,516,307       $223,173,883    $352,525,147
====================================================================================================

(1) - Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.

(2) - Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.

(3) - Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.

(4) - Effective November 28, 1997, assets from this fund were transferred into the PPI Scudder International Growth Portfolio.

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

-------------------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)        Units               Policyholders'
                                         --------              in Value of         Outstanding            Account Values
                                  Beginning     End of         Accumulation           at End                 at End
                                  of Period     Period             Unit               Period                of Period
-------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Aetna Vest                        $  14.535   $  16.480           13.38%               8,108.4              $   133,629
Aetna Vest II                        14.499      16.415           13.21%               4,820.1                   79,120
Aetna Vest Plus                      14.499      16.415           13.21%             152,300.6                2,499,946
Aetna Vest Estate Protector          14.559      16.507           13.38%              19,644.4                  324,275
Aetna Vest Estate Protector II       10.038      11.404           13.61%               8,690.6                   99,106
-------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.:
Aetna Vest                           24.655      27.745           12.53%             101,885.7                2,826,794
Aetna Vest II                        24.909      28.016           12.47%             204,589.9                5,731,870
Aetna Vest Plus                      20.890      23.496           12.47%             506,450.0               11,899,396
Aetna Vest Estate Protector          15.716      17.703           12.64%              27,963.4                  495,026
Aetna Vest Estate Protector II       11.233      12.678           12.87%              72,757.6                  922,452
Corporate Specialty Market           18.186      20.455           12.47%             330,977.4                6,770,020
Corporate Specialty Market II             -      12.667               -                   81.2   (1)              1,028
NYSUT Individual Life                13.516      15.225           12.64%                 993.4                   15,125
-------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Aetna Vest                           25.084      24.650           (1.73%)            238,723.8                5,884,656
Aetna Vest II                        16.865      16.573           (1.73%)             62,569.1                1,036,982
Aetna Vest Plus                      13.505      13.271           (1.73%)            318,545.3                4,227,550
Aetna Vest Estate Protector          12.035      11.845           (1.58%)             43,161.3                  511,251
Aetna Vest Estate Protector II       10.614      10.470           (1.36%)             68,097.4                  712,967
Corporate Specialty Market           13.035      12.810           (1.73%)            527,603.9                6,758,389
Corporate Specialty Market II             -      10.457               -               15,480.3   (4)            161,885
NYSUT Individual Life                11.441      11.260           (1.58%)                355.9                    4,008
-------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Aetna Vest                           14.040      15.343            9.28%               3,856.3                   59,167
Aetna Vest II                        14.005      15.282            9.12%               3,676.4                   56,182
Aetna Vest Plus                      14.005      15.282            9.12%             142,144.1                2,172,206
Aetna Vest Estate Protector          14.063      15.368            9.28%                 419.3                    6,444
Aetna Vest Estate Protector II       10.244      11.217            9.50%               9,029.9                  101,291
-------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Aetna Vest                           50.962      59.274           16.31%           1,158,596.7               68,674,147
Aetna Vest II                        28.434      33.055           16.25%             739,037.9               24,428,941
Aetna Vest Plus                      23.889      27.772           16.25%           2,074,042.4               57,600,081
Aetna Vest Estate Protector          17.070      19.874           16.42%             126,208.8                2,508,237
Aetna Vest Estate Protector II       10.966      12.793           16.66%             150,942.3                1,930,981
Corporate Specialty Market           21.581      25.089           16.25%             679,447.2               17,046,334
Corporate Specialty Market II             -      12.781               -                2,764.0   (4)             35,327
NYSUT Individual Life                13.623      15.860           16.43%               1,801.2                   28,568
-------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP:
Corporate Specialty Market                -      17.615               -                3,234.8   (2)             56,983
Corporate Specialty Market II             -      17.226               -                   62.9   (1)              1,084
-------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Aetna Vest                           17.044      20.975           23.06%              91,316.0                1,915,309
Aetna Vest II                        17.044      20.975           23.06%              32,056.5                  672,369
Aetna Vest Plus                      17.044      20.975           23.06%             412,230.7                8,646,340
Aetna Vest Estate Protector          17.096      21.071           23.25%              74,181.7                1,563,077
Aetna Vest Estate Protector II       12.397      15.310           23.50%             190,679.2                2,919,241
Corporate Specialty Market           17.044      20.975           23.06%             210,675.0                4,418,818
Corporate Specialty Market II             -      15.295               -               22,261.8   (4)            340,501
NYSUT Individual Life                15.850      19.535           23.25%               3,707.1                   72,416
-------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

-------------------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)        Units                Policyholders'
                                         --------              in Value of         Outstanding             Account Values
                                  Beginning     End of         Accumulation          at End                   at End
                                  of Period     Period             Unit             of Period                of Period
-------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Aetna Vest                        $  13.378   $  14.206            6.19%                 854.8              $    12,144
Aetna Vest II                        13.345      14.150            6.03%                 949.2                   13,431
Aetna Vest Plus                      13.345      14.150            6.03%              60,327.0                  853,620
Aetna Vest Estate Protector          13.400      14.230            6.19%               3,283.5                   46,723
Aetna Vest Estate Protector II       10.379      11.044            6.41%              17,050.0                  188,297
NYSUT Individual Life                11.902      12.639            6.19%                 109.1                    1,379
-------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Aetna Vest                           18.074      18.803            4.03%             142,725.6                2,683,604
Aetna Vest II                        13.211      13.744            4.03%              42,777.2                  587,924
Aetna Vest Plus                      12.416      12.917            4.03%           1,113,716.2               14,385,720
Aetna Vest Estate Protector          11.301      11.774            4.18%              66,839.9                  786,966
Aetna Vest Estate Protector II       10.413      10.871            4.40%             128,032.1                1,391,821
Corporate Specialty Market           11.878      12.357            4.04%           1,497,529.1               18,505,645
Corporate Specialty Market II             -      10.861               -                6,736.3   (2)             73,160
NYSUT Individual Life                10.849      11.304            4.19%               2,524.2                   28,532
-------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market           10.085      13.065           29.55%              48,446.2                  632,957
Corporate Specialty Market II             -      12.420               -                   87.8   (1)              1,091
-------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market           12.266      14.521           18.39%               9,236.5                  134,125
Corporate Specialty Market II             -      13.658               -                   72.8   (1)                995
-------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                           15.238      16.041            5.27%              16,109.0                  258,402
Aetna Vest II                        15.238      16.041            5.27%              17,559.9                  281,675
Aetna Vest Plus                      15.238      16.041            5.27%             721,177.1               11,568,312
Aetna Vest Estate Protector          15.301      16.132            5.43%             118,968.5                1,919,142
Aetna Vest Estate Protector II       10.733      11.338            5.64%             115,816.5                1,313,121
Corporate Specialty Market           17.538      18.462            5.27%             875,042.6               16,155,452
Corporate Specialty Market II             -      11.327               -               18,694.6   (5)            211,759
NYSUT Individual Life                13.031      13.739            5.43%               1,085.7                   14,916
-------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market           19.002      25.856           36.07%             787,399.8               20,359,247
Corporate Specialty Market II             -      17.930               -                   59.3   (1)              1,063
-------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market            9.588      10.271            7.12%             104,943.0                1,077,856
Corporate Specialty Market II             -       9.902               -                  102.2   (1)              1,012
-------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market           13.859      19.568           41.19%             231,765.2                4,535,149
Corporate Specialty Market II             -      15.111               -                   71.8   (1)              1,085
-------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market           16.358      17.991            9.98%              96,286.7                1,732,320
Corporate Specialty Market II             -      12.223               -                   83.9   (1)              1,026
-------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                           18.229      22.425           23.02%              50,642.2                1,135,635
Aetna Vest II                        18.229      22.425           23.02%              20,952.5                  469,853
Aetna Vest Plus                      18.229      22.425           23.02%             630,388.5               14,136,214
Aetna Vest Estate Protector          18.305      22.551           23.20%              78,555.6                1,771,520
Aetna Vest Estate Protector II       12.417      15.329           23.45%             131,432.8                2,014,695
Corporate Specialty Market           19.607      24.119           23.01%             385,619.2                9,300,909
Corporate Specialty Market II             -      15.314               -               13,049.1   (4)            199,838
NYSUT Individual Life                15.355      18.918           23.20%               1,391.4                   26,322
-------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

---------------------------------------------------------------------------------------------------------------------------
                                              Value
                                             Per Unit          Increase (Decrease)       Units              Policyholders'
                                             --------              in Value of        Outstanding           Account Values
                                      Beginning     End of         Accumulation         at End                 at End
                                      of Period     Period             Unit            of Period              of Period
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                            $  23.949   $  53.447           123.17%           78,595.7              $ 4,200,721
Aetna Vest II                            23.949      53.447           123.17%           36,544.0                1,953,171
Aetna Vest Plus                          23.949      53.447           123.17%          615,554.6               32,899,806
Aetna Vest Estate Protector              14.569      32.562           123.50%          115,022.2                3,745,343
Aetna Vest Estate Protector II           12.855      28.789           123.95%           92,599.5                2,665,841
Corporate Specialty Market               17.969      40.102           123.17%          292,816.6               11,742,518
Corporate Specialty Market II                 -      28.762                -             8,727.2       (4)        251,013
NYSUT Individual Life                    15.506      34.657           123.50%               88.4                    3,063
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Aetna Vest                               22.446      28.168            25.49%           20,837.1                  586,949
Aetna Vest II                            22.621      28.388            25.50%            7,862.9                  223,214
Aetna Vest Plus                          22.435      28.156            25.50%          463,856.2               13,060,229
Aetna Vest Estate Protector              17.895      22.491            25.68%           39,932.2                  898,116
Aetna Vest Estate Protector II           12.622      15.896            25.94%          136,489.4                2,169,638
Corporate Specialty Market               19.675      24.691            25.50%          207,597.6                5,125,875
Corporate Specialty Market II                 -      15.881                -            17,176.7       (4)        272,785
NYSUT Individual Life                    15.198      19.102            25.68%              864.9                   16,521
---------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio:
Corporate Specialty Market                    -      11.019                -             6,104.4       (3)         67,265
Corporate Specialty Market II                 -      10.678                -                93.8       (1)          1,002
---------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                               24.316      34.664            42.55%           45,552.7                1,579,018
Aetna Vest II                            24.294      34.632            42.55%           66,432.0                2,300,676
Aetna Vest Plus                          24.260      34.583            42.55%          670,451.6               23,186,343
Aetna Vest Estate Protector              17.775      25.376            42.76%           90,466.0                2,295,685
Aetna Vest Estate Protector II           12.564      17.973            43.05%          132,777.4                2,386,410
Corporate Specialty Market               19.965      28.461            42.55%           83,369.6                2,372,762
Corporate Specialty Market II                 -      17.956                -             5,674.5       (5)        101,893
NYSUT Individual Life                    15.384      21.964            42.77%              919.4                   20,194
---------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                               25.260      41.127            62.81%          111,800.0                4,597,968
Aetna Vest II                            25.267      41.138            62.81%           54,942.3                2,260,212
Aetna Vest Plus                          25.235      41.087            62.82%          866,585.5               35,605,247
Aetna Vest Estate Protector              18.286      29.817            63.06%          133,793.7                3,989,387
Aetna Vest Estate Protector II           12.017      19.634            63.39%          175,254.1                3,441,022
Corporate Specialty Market               20.776      33.827            62.82%          468,018.3               15,831,874
Corporate Specialty Market II                 -      19.616                -            12,499.1       (4)        245,183
NYSUT Individual Life                    14.465      23.587            63.06%              666.8                   15,727
---------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust
Total Return Series:
Corporate Specialty Market                    -      11.518                -               897.9       (7)         10,343
Corporate Specialty Market II                 -      11.167                -                89.7       (1)          1,001
---------------------------------------------------------------------------------------------------------------------------
World Government Series:
Corporate Specialty Market                    -      10.192                -                97.3       (1)            992
Corporate Specialty Market II                 -      10.272                -                96.5       (1)            992
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund:
Corporate Specialty Market                    -      19.578                -            37,648.5       (7)        737,069
Corporate Specialty Market II                 -      19.458                -                58.3       (1)          1,134
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund:
Aetna Vest                               10.828      16.991            56.91%              530.2                    9,008
Aetna Vest II                                 -      16.990                -                80.4       (1)          1,366
Aetna Vest Plus                          10.828      16.991            56.91%           28,329.2                  481,330
Aetna Vest Estate Protector              10.842      17.038            57.14%            1,533.3                   26,124
Aetna Vest Estate Protector II           11.082      17.450            57.46%            7,181.2                  125,309
Corporate Specialty Market               10.550      17.971            70.34%               60.7                    1,091
Corporate Specialty Market II                 -      17.532                -                62.2       (1)          1,091
---------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B
Notes to Financial Statements -- December 31, 1999 (continued):
6. Condensed Financial Information


----------------------------------------------------------------------------------------------------------------------------
                                                      Value
                                                     Per Unit          Increase (Decrease)     Units            Policyholder
                                                     --------             in Value of       Outstanding        Account Value
                                              Beginning    End of        Accumulation         at End              at End
                                              of Period    Period             Unit           of Period           of Period
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth & Income Fund:
Corporate Specialty Market                    $        -  $  12.711              -            16,095.7    (4)   $    204,601
Corporate Specialty Market II                          -     12.033              -             8,980.1    (5)        108,060
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund:
Aetna Vest                                        10.027     10.208          1.80%             4,611.8                47,076
Aetna Vest II                                          -     10.207             -                100.3    (1)          1,024
Aetna Vest Plus                                   10.027     10.208          1.80%            62,229.8               635,239
Aetna Vest Estate Protector                       10.040     10.236          1.95%            18,761.9               192,046
Aetna Vest Estate Protector II                    10.036     10.253          2.16%            32,613.6               334,376
Corporate Specialty Market                             -     10.480              -                95.5    (1)          1,001
Corporate Specialty Market II                          -     10.262              -             9,903.4    (4)        101,626
NYSUT Individual Life                             10.040     10.236          1.96%                69.0                   706
----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Aetna Vest                                        22.283     33.285         49.37%            55,607.9             1,850,914
Aetna Vest II                                     22.285     33.288         49.37%            23,443.9               780,405
Aetna Vest Plus                                   22.273     33.270         49.37%           595,667.2            19,817,897
Aetna Vest Estate Protector                       13.899     20.793         49.60%            70,939.0             1,475,019
Aetna Vest Estate Protector II                    11.576     17.352         49.90%            33,469.0               580,761
Corporate Specialty Market                        18.326     27.375         49.38%           373,848.2            10,234,094
Corporate Specialty Market II                         -      17.339              -                66.4    (1)          1,152
NYSUT Individual Life                             14.396     21.537         49.60%                68.3                 1,471
----------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Aetna Vest                                        14.665     18.009         22.80%            53,119.5               956,611
Aetna Vest II                                     14.730     18.089         22.81%            22,767.3               411,846
Aetna Vest Plus                                   14.529     17.843         22.81%           490,083.9             8,744,344
Aetna Vest Estate Protector                       11.161     13.727         22.99%            21,110.1               289,781
Aetna Vest Estate Protector II                    11.518     14.194         23.23%            51,498.0               730,964
Corporate Specialty Market                        13.288     16.318         22.81%           292,084.8             4,766,382
Corporate Specialty Market II                          -     14.182              -                74.7    (1)          1,060
NYSUT Individual Life                             12.394     15.243         22.99%                29.9                   456
----------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Aetna Vest                                        11.408     16.805         47.31%             3,672.2                61,712
Aetna Vest II                                     11.408     16.805         47.31%                76.1                 1,279
Aetna Vest Plus                                   11.408     16.805         47.31%           118,377.4             1,989,331
Aetna Vest Estate Protector                       11.422     16.851         47.53%            13,787.2               232,334
Aetna Vest Estate Protector II                    11.699     17.294         47.83%            36,907.3               638,291
Corporate Specialty Market                             -     18.361              -                59.6    (1)          1,094
Corporate Specialty Market II                          -     17.491              -                62.6    (1)          1,094
NYSUT Individual Life                             11.422     16.851         47.53%               213.3                 3,595
----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Aetna Vest                                        18.503     29.019         56.83%           101,117.4             2,934,330
Aetna Vest II                                     18.389     28.840         56.83%            29,315.3               845,458
Aetna Vest Plus                                   18.286     28.679         56.84%           510,350.3            14,636,580
Aetna Vest Estate Protector                       13.907     21.844         57.07%            44,976.9               982,475
Aetna Vest Estate Protector II                    11.198     17.624         57.39%            11,999.5               211,482
Corporate Specialty Market                        15.323     24.031         56.83%           191,821.0             4,609,695
Corporate Specialty Market II                          -     17.608              -            13,545.9    (6)        238,514
----------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Aetna Vest                                        11.539     13.975         21.11%             8,785.9               122,779
Aetna Vest II                                     11.539     13.974         21.10%               149.0                 2,081
Aetna Vest Plus                                   11.539     13.975         21.11%           107,827.6             1,506,845
Aetna Vest Estate Protector                       11.553     14.013         21.30%             4,053.9                56,808
Aetna Vest Estate Protector II                    11.839     14.388         21.53%            47,493.8               683,338
Corporate Specialty Market                             -     15.481              -             2,040.5    (6)         31,590
----------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

----------------------------------------------------------------------------------------------------------------------------

                                            Value
                                           Per Unit              Increase (Decrease)        Units             Policyholders'
                                           --------                   in Value of        Outstanding          Account Values
                                   Beginning       End of            Accumulation          at End                at End
                                   of Period       Period                Unit             of Period             of Period
----------------------------------------------------------------------------------------------------------------------------
Corporate Specialty Market II      $      -      $  14.536                  -                72.3     (1)        $1,052
NYSUT Individual Life                 11.553        14.013              21.29%               54.8                   768
----------------------------------------------------------------------------------------------------------------------------

(1) - Reflects seed money. No funds have been received for this option.

(2) - Reflects less than a full year of activity. Funds were first received in this option during January 1999.

(3) - Reflects less than a full year of activity. Funds were first received in this option during February 1999.

(4) - Reflects less than a full year of activity. Funds were first received in this option during March 1999.

(5) - Reflects less than a full year of activity. Funds were first received in this option during April 1999.

(6) - Reflects less than a full year of activity. Funds were first received in this option during October 1999.

(7) - Reflects less than a full year of activity. Funds were first received in this option during December 1999.

               Report of Ernst & Young LLP, Independent Auditors


Board of Directors of The Lincoln National Life Insurance Company
    and
Contract Owners of Aetna Life Insurance and Annuity Company Variable Life Account B

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") (comprised of the Aetna Ascent VP, Aetna Balanced VP, Inc., Aetna Bond VP, Aetna Crossroads VP, Aetna Growth and Income VP, Aetna Growth VP, Aetna Index Plus Large Cap VP, Aetna Legacy VP, Aetna Money Market VP, Aetna Small Company VP, Aetna Value Opportunity VP, Fidelity Investments Variable Insurance Products Fund Equity-Income Portfolio, Fidelity Investments Variable Insurance Products Fund Growth Portfolio, Fidelity Investments Variable Insurance Products Fund High Income Portfolio, Fidelity Investments Variable Insurance Products Fund Overseas Portfolio, Fidelity Investments Variable Insurance Products Fund II Asset Manager Portfolio, Fidelity Investments Variable Insurance Products Fund II Contrafund Portfolio, Janus Aspen Series Aggressive Growth Portfolio, Janus Aspen Series Balanced Portfolio, Janus Aspen Series Flexible Income Portfolio, Janus Aspen Series Growth Portfolio, Janus Aspen Series Worldwide Growth Portfolio, MFS Variable Insurance Trust Total Return Series, MFS Variable Insurance Trust World Government Series, Oppenheimer Funds Aggressive Growth Fund, Oppenheimer Funds Global Securities Fund, Oppenheimer Funds Growth & Income Fund, Oppenheimer Funds Strategic Bond Fund, Portfolio Partners Inc. (PPI) MFS Emerging Equities Portfolio, Portfolio Partners Inc.
(PPI) MFS Research Growth Portfolio, Portfolio Partners Inc. (PPI) MFS Value Equity Portfolio, Portfolio Partners Inc. (PPI) Scudder International Growth Portfolio, and Portfolio Partners Inc. (PPI) T. Rowe Price Growth Equity Portfolio subaccounts), as of December 31, 1999, and the related statement of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of the Account for the years ended December 31, 1998 and 1997, were audited by other auditors whose report dated February 26, 1999, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Aetna Life Insurance and Annuity Company Variable Life Account B at December 31, 1999, and the results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Fort Wayne, Indiana
February 28, 2000

                         Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Variable Life Account B

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                       /s/ KPMG LLP

Hartford Connecticut
February 26, 1999

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

                  Index to Consolidated Financial Statements

                                                                                       Page
                                                                                       ----
Independent Auditors' Report........................................................    F-2
Consolidated Financial Statements:
   Consolidated Statements of Income for the Years Ended December 31, 1999,
     1998 and 1997..................................................................    F-3
   Consolidated Balance Sheets as of December 31, 1999 and 1998.....................    F-4
   Consolidated Statements of Changes in Shareholder's Equity for the Years Ended
     December 31, 1999, 1998 and 1997...............................................    F-5
   Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998
     and 1997.......................................................................    F-6
   Notes to Consolidated Financial Statements.......................................    F-7

                         Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


                                                              /s/ KPMG LLP


Hartford, Connecticut
February 7, 2000

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
        (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                       Consolidated Statements of Income
                                   (millions)

                                                               Years Ended December 31,
                                                       -----------------------------------------
                                                           1999          1998           1997
                                                       -----------   ------------   ------------
Revenue:
 Premiums                                               $  107.5       $   79.4      $   69.1
 Charges assessed against policyholders                    388.3          324.3         262.0
 Net investment income                                     886.3          871.8         881.7
 Net realized capital (losses) gains                       (21.5)          10.4          29.7
 Other income                                              129.7          100.2          96.8
                                                        --------       --------      --------
  Total revenue                                          1,490.3        1,386.1       1,339.3
                                                        --------       --------      --------
Benefits and expenses:
 Current and future benefits                               746.2          714.4         720.4
 Operating expenses:
  Salaries and related benefits                            153.0          141.0         133.5
  Other                                                    214.9          200.8         182.8
 Amortization of deferred policy acquisition costs         104.9           91.2          66.3
                                                        --------       --------      --------
  Total benefits and expenses                            1,219.0        1,147.4       1,103.0
                                                        --------       --------      --------
Income from continuing operations before income
  taxes                                                    271.3          238.7         236.3
Income taxes                                                90.1           66.6          68.4
                                                        --------       --------      --------
Income from continuing operations                          181.2          172.1         167.9
Discontinued operations, net of tax:
 Income from operations                                       --           61.8          67.8
 Amortization of deferred gain on sale                       5.7             --            --
 Immediate gain on sale                                       --           59.0            --
                                                        --------       --------      --------
Net income                                              $  186.9       $  292.9      $  235.7
                                                        ========       ========      ========

See Notes to Consolidated Financial Statements

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
        (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                     December 31,    December 31,
                                                                         1999            1998
                                                                    -------------   --------------
                              Assets
Investments:
 Debt securities available for sale, at fair value
  (amortized cost: $11,657.9 and $11,571.3)                            $11,410.1       $12,068.2
 Equity securities, available for sale:
  Nonredeemable preferred stock (cost: $134.7 and $202.6)                  130.9           203.3
  Investment in affiliated mutual funds (cost: $63.5 and $96.8)             64.1           100.1
  Common stock (cost: $6.7 and $1.0)                                        11.5             2.0
 Short-term investments                                                     74.2            48.9
 Mortgage loans                                                              6.7            12.7
 Policy loans                                                              314.0           292.2
 Other investments                                                          13.2            12.7
                                                                     -----------     -----------
    Total investments                                                   12,024.7        12,740.1
Cash and cash equivalents                                                  693.3           628.3
Short-term investments under securities loan agreement                     232.5           277.3
Accrued investment income                                                  150.7           151.6
Premiums due and other receivables                                         298.3            61.1
Reinsurance recoverable                                                  3,001.2         2,959.8
Deferred income taxes                                                      150.4           114.3
Deferred policy acquisition costs                                        1,046.4           893.1
Other assets                                                                96.5            70.4
Separate Accounts assets                                                38,692.6        29,430.2
                                                                     -----------     -----------
    Total assets                                                       $56,386.6       $47,326.2
                                                                     ===========     ===========
                    Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                                $ 3,850.4       $ 3,815.9
 Unpaid claims and claim expenses                                           27.3            18.8
 Policyholders' funds left with the Company                             11,121.7        11,305.6
                                                                     -----------     -----------
    Total insurance reserve liabilities                                 14,999.4        15,140.3
 Payables under securities loan agreement                                  232.5           277.3
 Current income taxes                                                       14.7           279.6
 Other liabilities                                                       1,063.0           805.5
 Separate Accounts liabilities                                          38,692.6        29,430.2
                                                                     -----------     -----------
    Total liabilities                                                   55,002.2        45,932.9
                                                                     -----------     -----------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares
  authorized; 55,000 shares issued and outstanding)                          2.8             2.8
 Paid-in capital                                                           431.8           431.8
 Accumulated other comprehensive (loss) income                             (44.8)          104.8
 Retained earnings                                                         994.6           853.9
                                                                     -----------     -----------
    Total shareholder's equity                                           1,384.4         1,393.3
                                                                     -----------     -----------
     Total liabilities and shareholder's equity                        $56,386.6       $47,326.2
                                                                     ===========     ===========

See Notes to Consolidated Financial Statements

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                        Years Ended December 31,
                                              ---------------------------------------------
                                                   1999            1998            1997
                                              -------------   -------------   -------------
Shareholder's equity, beginning of year          $1,393.3        $1,852.8        $1,618.3
Comprehensive income:
 Net income                                         186.9           292.9           235.7
 Other comprehensive income, net of tax:
   Unrealized (losses) gains on securities
    ($(230.2), $18.2 $49.9, pretax)(1)             (149.6)           11.9            32.4
                                               ----------      ----------      ----------
Total comprehensive income                           37.3           304.8           268.1
                                               ----------      ----------      ----------
Capital contribution                                   --             9.3            (5.0)
Other changes                                         2.8             2.4             5.7
                                               ----------      ----------      ----------
Common stock dividends                              (49.0)         (776.0)          (34.3)
                                               ----------      ----------      ----------
Shareholder's equity, end of year                $1,384.4        $1,393.3        $1,852.8
                                               ==========      ==========      ==========

(1) Net of reclassification adjustments.

See Notes to Consolidated Financial Statements

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                          ---------------------------------------------
                                                                               1999            1998            1997
                                                                          -------------   -------------   -------------
Cash Flows from Operating Activities:
Net income                                                                 $    186.9      $    292.9      $    235.7
Adjustments to reconcile net income to net cash (used for) provided by operating activities:
 Net accretion of discount on investments                                       (26.5)          (29.5)          (66.8)
 Amortization of deferred gain on sale                                          ( 5.7)             --              --
 Immediate gain on sale                                                            --           (59.0)             --
 Net realized capital losses (gains)                                             21.5           (11.1)          (36.0)
 Changes in assets and liabilities:
  Decrease (increase) in accrued investment income                                0.9            11.4           ( 4.0)
  Increase in premiums due and other receivables                                 23.3           (23.7)          (30.0)
  (Increase) decrease in policy loans                                           (21.8)          177.4           (70.3)
  Increase in deferred policy acquisition costs                                (153.3)         (132.8)         (155.8)
  Decrease in reinsurance loan to affiliate                                        --           397.2           231.1
  Net increase in universal life account balances                                55.7           122.9           157.1
  Decrease in other insurance reserve liabilities                               (28.6)          (41.8)         (120.3)
  Decrease in other liabilities and other assets                                (53.9)          (53.6)          (74.0)
  (Decrease) increase in income taxes                                          (259.8)          106.4           (25.8)
                                                                           ----------      ----------      ----------
Net cash (used for) provided by operating activities                           (261.3)          756.7            40.9
                                                                           ----------      ----------      ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                          5,890.1         6,790.2         5,311.4
  Equity securities                                                             111.2           150.1           103.1
  Mortgage loans                                                                  6.1             0.3             0.2
  Life Business                                                                    --           966.5              --
 Investment maturities and collections of:
  Debt securities available for sale                                          1,216.5         1,296.3         1,212.7
  Short-term investments                                                         80.6           135.3           108.4
 Cost of investment purchases in:
  Debt securities available for sale                                         (7,099.7)       (6,706.4)       (6,734.8)
  Equity securities                                                             (13.0)         (125.7)         (113.3)
  Short-term investments                                                       (106.0)          (83.9)         (167.1)
 Increase in property and equipment                                               5.7             9.0            10.0
 Other, net                                                                       3.7        (2,725.9)             --
                                                                           ----------      ----------      ----------
Net cash provided by (used for) investing activities                             95.2          (294.2)         (269.4)
                                                                           ----------      ----------      ----------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                      2,040.2         1,571.1         1,621.2
 Withdrawals of investment contracts                                         (1,680.8)       (1,393.1)       (1,256.3)
 Capital contribution to Separate Account                                          --              --           (25.0)
 Return of capital from Separate Account                                           --             1.7            12.3
Capital contribution from HOLDCO                                                   --             9.3            (5.0)
Dividends paid to shareholder                                                  (255.0)         (570.0)          (34.3)
Other, net                                                                      126.7           (34.3)           26.4
                                                                           ----------      ----------      ----------
Net cash provided by (used for) financing activities                            231.1          (415.3)          339.3
                                                                           ----------      ----------      ----------
Net increase in cash and cash equivalents                                        65.0            47.2           110.8
Cash and cash equivalents, beginning of year                                    628.3           581.1           470.3
                                                                           ----------      ----------      ----------
Cash and cash equivalents, end of year                                     $    693.3      $    628.3      $    581.1
                                                                           ==========      ==========      ==========
Supplemental cash flow information:
Income taxes paid, net                                                     $    316.5      $     60.5      $    130.3
                                                                           ==========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Aetna Life Insurance and Annuity Company ("ALIAC") and its wholly owned subsidiaries (collectively, the "Company") are providers of financial products and services and investment management services in the United States. The Company has two business segments: Financial Products and Investment Management Services. On October 1, 1998, the Company sold its individual life insurance business to Lincoln National Corporation ("Lincoln") and accordingly, it is now classified as Discontinued Operations (refer to note 3).

Financial Products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, nonqualified annuity contracts and mutual funds. Annuity contracts may be deferred or immediate ("payout annuities"). These products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, including mutual funds (both ALIAC and nonaffiliated mutual funds), variable and fixed investment options. Financial Products also include investment advisory services and pension plan administrative services.

Investment Management Services provides: investment advisory services to affiliated and unaffiliated institutional and retail clients on a fee-for-service basis; underwriting services to the Aetna Series Fund Inc.; distribution services for other Aetna products; and trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.

Principles of Consolidation

The consolidated financial statements include ALIAC and its wholly owned subsidiaries, Aetna Insurance Company of America ("AICA") and Aetna Investment Adviser Holding Company, Inc. ("IA Holdco"). ALIAC is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. whose ultimate parent is Aetna Inc. ("Aetna"). On July 1, 1999, HOLDCO contributed IA Holdco to the Company (refer to note 2).

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The contribution of IA Holdco to the Company was accounted for in a manner similar to that of a pooling-of-interests and accordingly, the Company's historical consolidated financial statements have been restated to include the accounts and results of operations of IA Holdco. Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

New Accounting Standards

Accounting by Insurance and Other Enterprises for Insurance-Related Assesments

As of January 1, 1999, the Company adopted Statement of Position ("SOP") 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. The adoption of this standard did not have a material effect on the Company's financial position or results of operations, as the Company had previously accounted for guaranty-fund and other insurance-related assessments in a manner consistent with this standard.

Future Application of Accounting Standards

Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk

In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000. The Company does not expect the adoption of this standard to have a material effect on its financial position and results of operations.

Accounting for Derivative Instruments and Hedging Activities

In June 1998, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard ("FAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. As amended by FAS No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, this standard is effective for the Company's financial statements beginning January 1, 2001, with early adoption permitted. The impact of FAS No. 133 on the Company's financial statements will vary based on certain factors including future interpretative guidance from the FASB, the extent of the Company's hedging activities, the types of hedging instruments used and the effectiveness of such instruments. The Company is evaluating the impact of adoption of this standard and currently does not believe that it will have a material effect on its financial position and results of operations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

Investments

Debt and equity securities are classified as available for sale and carried at fair value. Securities are written down (as realized capital losses) for other than temporary declines in value. Included in available-for-sale securities are investments that support experience-rated products.

Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum guarantees. As long as minimum guarantees are not triggered, the effect of experience- rated products' investment performance does not impact the Company's results of operations. Realized and unrealized capital gains and losses on investments supporting these products are reflected in policyholder's funds left with the Company.

Realized capital gains and losses on all other investments are reflected in the Company's results of operations. Unrealized capital gains and losses on all other investments are reflected in shareholders' equity, net of related income taxes. Purchases and sales of debt and equity securities are recorded on the trade date. Sales of mortgage loans are recorded on the closing date.

Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1999 and 1998, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $232.5 million and $277.3 million, respectively.

The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves.

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to note 5.)

Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

On occasion, the Company sells call options written on underlying securities which are carried at fair value. Changes in fair value of these options are recorded in net realized capital gains or losses.

Deferred Policy Acquisition Costs

Certain costs of acquiring certain insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For certain annuity and pension contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years for annuity and pension contracts.)

Periodically, modifications may be made to deferred annuity contract features, such as shortening the surrender charge period or waiving the surrender charge, changing the mortality and expense fees, etc. Unamortized deferred policy acquisition costs associated with these modified contracts are not written off, but rather, continue to be associated with the original block of business to which these costs were previously recorded. Such costs are amortized based on revised estimates of expected gross profits based upon the contract after the modification. Unamortized deferred policy acquisition costs related to deferred annuity products were approximately $1.0 billion and $893 million as of December 31, 1999 and 1998, respectively.

Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related expenses.

Insurance Reserve Liabilities

Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life products are equal to cumulative deposits less withdrawals and charges plus credited interest thereon. Reserves for traditional life insurance contracts represent the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums.

Reserves for immediate annuities with life contingent payouts contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 1.50% to 11.25% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Revenue Recognition

For certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

Separate Accounts

Separate Accounts assets and liabilities generally represent funds maintained to meet specific investment objectives of contractholders who bear the investment risk, subject, in some cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

Separate Accounts assets supporting variable options under universal life and annuity contracts are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

Separate Accounts assets are carried at fair value. At December 31, 1999 and 1998 , unrealized losses of $8.0 million and unrealized gains of $10.0 million, respectively, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.70% to 12.00% in 1999 and 3.00 to 8.10% in 1998.

Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

Reinsurance

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverable deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. Of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1999 and 1998, $2,989 million and $2,946 million, respectively, is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to note 3)

Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Contribution of IA Holdco from HOLDCO

On July 1, 1999, HOLDCO contributed IA Holdco to the Company. The primary operating subsidiary of IA Holdco is Aeltus Investment Management, Inc. ("Aeltus") which has two wholly-owned operating subsidiaries: Aeltus Capital, Inc. ("ACI"), a broker dealer, and Aeltus Trust Company ("ATC"), a limited purpose banking entity. Aeltus is a registered investment advisor under the Investment Advisers Act of 1940 and provides investment advisory services to institutional and retail clients on a fee-for-service basis. In addition, Aeltus, through its ACI subsidiary, provides distribution services for certain Aetna mutual funds and other Aetna products. Aeltus' ATC subsidiary provides trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

3. Discontinued Operations-Individual Life Insurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Assets related to and supporting the life policies were transferred to Lincoln and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $57.7 million was deferred and was being recognized over approximately 15 years. The remaining portion of the gain is recognized immediately in net income and was largely attributed to access to the agency sales force and brokerage distribution channel. Approximately $5.2 million (after tax) of the deferred gain was recognized during 1999. During the fourth quarter of 1999, the Company refined certain accrual and tax estimates which had been established in connection with the recording of the deferred gain. As a result, the deferred gain was increased by $12.9 million (after tax) to $65.4 million at December 31, 1999. The remaining deferred gain will be recognized over approximately 14 years. The unamortized portion of the deferred gain is presented in other liabilities on the Consolidated Balance Sheets.

The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million and $620.4 million for 1998 and 1997. Premiums ceded and reinsurance recoveries made in 1999 totaled $476.5 million and $513.4 million, respectively, and in 1998 totaled $153.4 million and $70.5 million, respectively.

4. Investments

Debt securities available for sale as of December 31 were as follows:


                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized         Fair
1999 (Millions)                                             Cost           Gains         Losses          Value
----------------------------------------------------------------------------------------------------------------
 U.S. government and government agencies
  and authorities                                       $  1,087.2       $   4.6        $  22.1       $  1,069.7

 States, municipalities and political subdivisions             0.3            --             --              0.3

 U.S. corporate securities:
   Utilities                                                 514.5           5.6           12.7            507.4
   Financial                                               1,869.8           8.2           44.7          1,833.3
   Transportation/capital goods                              623.4            .9           39.0            585.3
   Health care/consumer products                           1,138.7           9.3           51.3          1,096.7
   Natural resources                                         424.6           1.3           15.4            410.5
   Other corporate securities                                214.0           1.0           14.9            200.1
----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          4,785.0          26.3          178.0          4,633.3
----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              364.6          17.1           11.9            369.8
   Utilities                                                 196.4           7.3             .4            203.3
   Other                                                     748.2           8.9           34.3            722.8
----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,309.2          33.3           46.6          1,295.9
----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                           1,055.9          19.8           17.6          1,058.1
   Collateralized mortgage obligations                     1,683.1          25.1           37.7          1,670.5
----------------------------------------------------------------------------------------------------------------
 Total residential mortgage-backed securities              2,739.0          44.9           55.3          2,728.6
----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,031.5           3.4           48.7            986.2

 Other asset-backed securities                               705.7           0.3            9.9            696.1
----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 11,657.9       $ 112.8        $ 360.6       $ 11,410.1
================================================================================================================

Debt securities available for sale as of December 31 were as follows:


                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized        Fair
1998 (Millions)                                             Cost           Gains         Losses          Value
----------------------------------------------------------------------------------------------------------------

 U.S. government and government agencies
  and authorities                                       $    718.9       $   60.4       $   0.2      $    779.1

 States, municipalities and political subdivisions             0.3             --            --             0.3

 U.S. corporate securities:
   Utilities                                                 615.2           29.8           4.1           640.9
   Financial                                               2,260.2           94.6           5.6         2,349.2
   Transportation/capital goods                              580.8           33.0           1.1           612.7
   Healthcare/consumer products                            1,328.2           69.8           4.8         1,393.2
   Natural resources                                         254.5            6.9           2.3           259.1
   Other corporate securities                                261.7            5.8           7.4           260.1
----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          5,300.6          239.9          25.3         5,515.2
----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              507.6           30.4          32.9           505.1
   Utilities                                                 147.0           32.4            --           179.4
   Other                                                     511.2           14.9           1.8           524.3
----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,165.8           77.7          34.7         1,208.8
----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                             671.9           38.4           2.9           707.4
   Collateralized mortgage obligations                     1,879.6          119.7          10.4         1,988.9
----------------------------------------------------------------------------------------------------------------
  Total residential mortgage-backed securities             2,551.5          158.1          13.3         2,696.3
----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,114.9           30.9           9.8         1,136.0

 Other asset-backed securities                               719.3           13.8           0.6           732.5
----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 11,571.3       $  580.8       $  83.9      $ 12,068.2
================================================================================================================

At December 31, 1999 and 1998, net unrealized (depreciation) appreciation of $(247.8) million and $496.9 million, respectively, on available-for-sale debt securities included $(189.7) million and $355.8 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

The amortized cost and fair value of debt securities for the year ended December 31, 1999 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.


                                                 Amortized         Fair
 (Millions)                                         Cost           Value
-------------------------------------------------------------------------
      Due to mature:
        One year or less                        $    266.4     $    266.5
        After one year through five years          2,838.4        2,798.7
        After five years through ten years         1,718.0        1,674.6
        After ten years                            2,351.4        2,250.1
        Mortgage-backed securities                 3,776.5        3,722.3
        Other asset-backed securities                707.2          697.9
-------------------------------------------------------------------------
        Total                                   $ 11,657.9     $ 11,410.1
=========================================================================

At December 31, 1999 and 1998, debt securities carried at fair value of $8.7 million and $8.8 million, respectively, were on deposit as required by regulatory authorities.

The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1999.

Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                       1999                            1998
                                           -----------------------------   --------------------------
                                             Amortized          Fair         Amortized          Fair
(Millions)                                      Cost           Value            Cost           Value
-----------------------------------------------------------------------------------------------------
 Total residential CMOs (1)                $ 1,683.1        $ 1,670.5      $ 1,879.6        $ 1,988.9
=====================================================================================================
 Percentage of total:
  Supporting experience rated products                           80.7%                           81.7%
  Supporting remaining products                                  19.3%                           18.3%
-----------------------------------------------------------------------------------------------------
                                                                100.0%                          100.0%
=====================================================================================================

(1) At December 31, 1999 and 1998, approximately 81% and 66%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for CMO's that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1999 and 1998, approximately 1% and 2%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

Investments in equity securities available for sale as of December 31 were as follows:


(Millions)                       1999          1998
----------------------------------------------------
 Amortized Cost               $  204.9      $  300.4
 Gross unrealized gains           12.5          13.1
 Gross unrealized losses          10.9           8.1
----------------------------------------------------
 Fair Value                   $  206.5      $  305.4
====================================================

5. Financial Instruments

Estimated Fair Value

The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1999 and 1998 were as follows:

                                                 1999                        1998
                                      --------------------------   ----------------------
                                        Carrying         Fair        Carrying        Fair
(Millions)                                Value         Value          Value         Value
------------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                       $     6.7      $    6.8      $    12.7     $   12.3
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity                 1,055.3         991.0        1,063.9       984.3
   Without a fixed maturity             10,066.4       9,452.8       10,241.7     9,686.2
------------------------------------------------------------------------------------------

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

Investment contract liabilities (included in Policyholders' funds left with the Company):

With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

Off-Balance-Sheet and Other Financial Instruments

Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

Futures Contracts:

Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively. There were no open treasury futures as of December 31, 1999.

Warrants:

Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1999 were both $6.5 million. The carrying values and estimated fair values as of December 31, 1998 were both $1.5 million.

Options:

During 1999, the Company earned $0.4 million of investment income for writing call options on underlying securities. The Company did not write any call options in 1998. As of December 31, 1999 and 1998, there were no option contracts outstanding.

Debt Instruments with Derivative Characteristics:

The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1999 was as follows:


                                                       Amortized          Fair
(Millions)                                                Cost           Value
--------------------------------------------------------------------------------
 Residential collateralized mortgage obligations      $  1,683.1      $  1,670.5
  Principal-only strips (included above)                     9.2             9.7
  Interest-only strips (included above)                     10.7            14.6
 Other structured securities with derivative
  characteristics (1)                                       81.7            67.2
--------------------------------------------------------------------------------

 (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

6. Net Investment Income

Sources of net investment income were as follows:

 (Millions)                                    1999          1998          1997
--------------------------------------------------------------------------------
 Debt securities                            $  823.3      $  798.8      $  814.6
 Nonredeemable preferred stock                  17.1          18.4          12.9
 Investment in affiliated mutual funds           2.4           6.6           3.8
 Mortgage loans                                  1.1           0.6           0.3
 Policy loans                                    7.7           7.2           5.7
 Reinsurance loan to affiliate                    --           2.3           5.5
 Cash equivalents                               39.0          46.1          40.2
 Other                                          15.3          13.2          16.1
--------------------------------------------------------------------------------
 Gross investment income                       905.9         893.2         899.1
 Less: investment expenses                     (19.6)        (21.4)        (17.4)
--------------------------------------------------------------------------------
 Net investment income                      $  886.3      $  871.8      $  881.7
================================================================================

Net investment income includes amounts allocable to experience rated contractholders of $659.6 million, $655.6 million and $673.8 million for the years ended December 31, 1999, 1998 and 1997, respectively. Interest credited to contractholders is included in current and future benefits.

7. Dividend Restrictions and Shareholder's Equity

The Company paid $255.0 million, $570.0 million and $34.3 million in cash dividends to HOLDCO in 1999,1998 and 1997, respectively. Of the $255.0 million paid in 1999, $206 million was accrued for in 1998. Of the $776.0 million dividends paid or accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $133.9 million, $148.1 million and $80.5 million for the years ended December 31, 1999, 1998 and 1997, respectively. Statutory capital and surplus was $845.2 million and $773.0 million as of December 31, 1999 and 1998, respectively.

As of December 31, 1999, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

8. Capital Gains and Losses on Investment Operations

Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

Net realized capital (losses) gains on investments were as follows:


 (Millions)                                        1999         1998         1997
----------------------------------------------------------------------------------
 Debt securities                                 $ (23.6)     $  7.4      $   21.1
 Equity securities                                   2.1         3.0           8.6
----------------------------------------------------------------------------------
 Pretax realized capital (losses) gains          $ (21.5)     $ 10.4      $   29.7
==================================================================================
 After-tax realized capital (losses) gains       $ (14.0)     $  7.3      $   19.2
==================================================================================

Net realized capital (losses) gains of $(36.7) million, $15.0 million and $83.7 million for 1999, 1998 and 1997, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains allocable to experienced-rated contractholders were $68.5 million and $118.6 million at December 31, 1999 and 1998, respectively.

Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:


(Millions)                  1999            1998            1997
------------------------------------------------------------------
 Proceeds on sales      $  5,890.1      $  6,790.2      $  5,311.3
 Gross gains                  10.5            98.8            23.8
 Gross losses                 34.1            91.4             2.7
------------------------------------------------------------------

Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


(Millions)                                           1999          1998         1997
-------------------------------------------------------------------------------------
 Debt securities                                   $ (199.2)     $  18.9      $  44.3
 Equity securities                                     (3.4)       (16.1)         5.6
 Other                                                (27.6)        15.4           --
-------------------------------------------------------------------------------------
   Subtotal                                          (230.2)        18.2         49.9
 (Decrease) increase in deferred income taxes
   (Refer to note 9)                                  (80.6)         6.3         17.5
-------------------------------------------------------------------------------------
 Net changes in accumulated other
   comprehensive (loss) income                     $ (149.6)     $  11.9      $  32.4
=====================================================================================

Net unrealized capital (losses) gains allocable to experience-rated contracts of $(189.7) and $355.8 million at December 31, 1999 and December 31, 1998 respectively, are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity.

Shareholder's equity included the following accumulated other comprehensive
(loss) income, which is net of amounts allocable to experience-rated contractholders, at December 31:


(Millions)                                        1999          1998          1997
-----------------------------------------------------------------------------------
 Debt securities:
  Gross unrealized capital gains                $  18.6      $  157.3      $  140.6
  Gross unrealized capital losses                 (76.7)        (16.2)        (18.4)
-----------------------------------------------------------------------------------
                                                  (58.1)        141.1         122.2
-----------------------------------------------------------------------------------
 Equity securities:
  Gross unrealized capital gains                   12.5          13.1          21.2
  Gross unrealized capital losses                 (10.9)         (8.1)         (0.1)
-----------------------------------------------------------------------------------
                                                    1.6           5.0          21.1
-----------------------------------------------------------------------------------
 Other:
  Gross unrealized capital gains                    1.3          17.1            --
  Gross unrealized capital losses                 (13.7)         (1.8)           --
-----------------------------------------------------------------------------------
                                                  (12.4)         15.3            --
-----------------------------------------------------------------------------------
 Deferred income taxes (Refer to note 9)          (24.1)         56.6          50.4
-----------------------------------------------------------------------------------
 Net accumulated other comprehensive (loss)
   income                                       $ (44.8)     $  104.8      $   92.9
===================================================================================

Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:


(Millions)                                              1999          1998         1997
----------------------------------------------------------------------------------------
 Unrealized holding (losses) gains arising
   during the year (1)                                $ (146.3)     $  38.3      $  99.2
 Less: reclassification adjustment for gains and
   other items included in net income (2)                  3.3         26.4         66.8
========================================================================================
 Net unrealized (losses) gains on securities          $ (149.6)     $  11.9      $  32.4
========================================================================================

 (1) Pretax unrealized holding (losses) gains arising during the year were $(225.2) million, $58.8 million and $152.7 million for 1999, 1998 and 1997, respectively.
 (2) Pretax reclassification adjustments for gains and other items included in net income were $5.0 million, $40.6 million and $102.8 million for 1999, 1998 and 1997, respectively.

9. Income Taxes

The Company is included in the consolidated federal income tax return, the combined New York return, and Illinois unitary state income tax return of Aetna. Aetna allocates to each member, as permitted under a tax sharing arrangement, an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.

Income taxes from continuing operations consist of the following:


(Millions)                                   1999          1998         1997
-----------------------------------------------------------------------------
 Current taxes (benefits):
  Federal                                  $  63.8      $  257.4      $  40.0
  State                                        2.5           3.0          3.3
  Net realized capital (losses) gains        (20.1)         16.8         39.1
-----------------------------------------------------------------------------
                                              46.2         277.2         82.4
-----------------------------------------------------------------------------
 Deferred taxes (benefits):
  Federal                                     31.3        (196.7)        14.3
  Net realized capital gains (losses)         12.6         (13.9)       (28.3)
-----------------------------------------------------------------------------
                                              43.9        (210.6)       (14.0)
-----------------------------------------------------------------------------
   Total                                   $  90.1      $   66.6      $  68.4
=============================================================================

Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:


(Millions)                                         1999          1998          1997
------------------------------------------------------------------------------------
 Income from continuing operations before
   income taxes                                 $ 271.3       $ 238.7       $ 236.3
 Tax rate                                          35%           35%           35%
------------------------------------------------------------------------------------
 Application of the tax rate                       95.0          83.5          82.7
 Tax effect of:
  State income tax, net of federal benefit          1.6           2.0           2.1
  Excludable dividends                             (6.1)        (17.1)        (15.6)
  Other, net                                       (0.4)         (1.8)         (0.8)
------------------------------------------------------------------------------------
   Income taxes                                 $  90.1       $  66.6       $  68.4
=====================================================================================

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:


(Millions)                                                          1999          1998
---------------------------------------------------------------------------------------
 Deferred tax assets:
  Insurance reserves                                             $  323.1      $  324.1
  Unrealized gains allocable to experience rated contracts             --         124.5
  Net unrealized capital losses                                      90.5            --
  Investment losses                                                   1.3            --
  Postretirement benefits other than pensions                        24.8          27.6
  Deferred compensation                                              42.5          37.3
  Sale of individual life                                            44.9          48.9
  Other                                                              20.2          20.4
---------------------------------------------------------------------------------------
 Total gross assets                                                 547.3         582.8
---------------------------------------------------------------------------------------

 Deferred tax liabilities:
  Deferred policy acquisition costs                                 324.0         282.9
  Market discount                                                     6.5           4.5
  Net unrealized capital gains                                         --         181.1
  Unrealized losses allocable to experience rated contracts          66.4            --
---------------------------------------------------------------------------------------
 Total gross liabilities                                            396.9         468.5
---------------------------------------------------------------------------------------
 Net deferred tax asset                                          $  150.4      $  114.3
=======================================================================================

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes.

Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1999. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1994. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1995 through 1997.

10. Benefit Plans

Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (September 30), fair value of plan assets exceed projected benefit obligations. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $6.6 million and $3.0 million for the years ended December 31, 1999 and 1997, respectively. There were no charges in 1998 due to favorable plan asset performance.

Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula from the previous final average pay formula to a cash balance formula, which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula did not have a material effect on the Company's results of operations, liquidity or financial condition.

In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 45 with 10 years of service. The company provides subsidized benefits to employees whose sum of age and service is at least equal to 65. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. The costs to the Company associated with the Aetna postretirement plans for 1999, 1998 and 1997 were $2.1 million, $1.0 million and $2.4 million, respectively.

The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (September 30), accumulated benefit obligations exceeded fair value of plan assets.

The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1999, 1998 and 1997 were $2.1 million, $1.4 million and $0.6 million, respectively.

Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $7.7 million, $5.3 million and $5.0 million in 1999, 1998 and 1997, respectively.

Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to employees. Executive, middle management and non-management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may, from time to time, be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1999, 1998 and 1997, were $0.4 million, $4.2 million and $2.9 million, respectively.

11. Related Party Transactions

Investment Advisory and Other Fees

The Company serves as investment advisor to the Aetna managed mutual funds and variable funds (collectively, the Funds). Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranged, depending on the fund, from 0.25% to 0.95% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders and other income, amounted to $424.2 million, $349.0 million and $271.2 million in 1999, 1998 and 1997, respectively.

Reinsurance Transactions

Effective December 31, 1988, the Company entered into a modified coinsurance reinsurance agreement ("MODCO") with Aetna Life Insurance Company ("Aetna Life"), an affiliate company, in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance arrangement to a coinsurance agreement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred. Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct individual non-participation life insurance business was sold to Lincoln. (Refer to note 3).

The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $17.9 million, $336.3 million and $176.7 million and current and future benefits of $8.6 million, $341.1 million and $183.9 million, were assumed in 1999, 1998 and 1997, respectively. Investment income of $17.0 million and $37.5 million was generated from a reinsurance loan to affiliate for the years ended December 31, 1998 and 1997, respectively.

Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million and $5.9 million for 1998 and 1997, respectively. This agreement was terminated effective October 1, 1998.

Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million in1998. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $115.3 million and $87.8 million were maintained for this contract as of December 31, 1999 and 1998, respectively.

Capital Transactions

The Company received no capital contributions in 1999. In 1998, the Company received a capital contribution of $9.3 million in cash from HOLDCO. In 1997, the Company returned capital of $5.0 million to HOLDCO.

Refer to note 7 for dividends paid to HOLDCO.

Other

Premiums due and other receivables include $10.5 million and $1.6 million due from affiliates in 1999 and 1998, respectively. Other liabilities include $1.9 million and $2.2 million due to affiliates for 1999 and 1998, respectively.

Aetna transferred to the Company $0.8 million, $1.7 million and $3.8 million based on its decision not to settle state tax liabilities for the years 1999, 1998 and 1997, respectively, as permitted under the tax sharing arrangement, which is reported in other changes in retained earnings.

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

12. Reinsurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 3)

Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

The following table includes premium amounts ceded/assumed as discussed in note 11.


                                                    Ceded to       Assumed
                                       Direct        Other       from Other        Net
(Millions)                             Amount      Companies      Companies      Amount
---------------------------------------------------------------------------------------

  1999
  ----
 Premiums:
  Discontinued Operations            $  460.1      $  478.0       $   17.9      $    --
  Accident and Health Insurance          33.4          33.4             --           --
  Annuities                             111.5           4.9             .9        107.5
---------------------------------------------------------------------------------------
   Total earned premiums             $  605.0      $  516.3       $   18.8      $ 107.5
=======================================================================================

  1998
  ----
 Premiums:
  Discontinued Operations            $  166.8      $  165.4       $  340.6      $ 342.0
  Accident and Health Insurance          16.3          16.3             --           --
  Annuities                              80.8           2.9            1.5         79.4
---------------------------------------------------------------------------------------
   Total earned premiums             $  263.9      $  184.6       $  342.1      $ 421.4
=======================================================================================

  1997
  ----
 Premiums:
  Discontinued Operations            $   35.7      $   15.1       $  177.4      $ 198.0
  Accident and Health Insurance           5.6           5.6             --           --
  Annuities                              67.9            --            1.2         69.1
---------------------------------------------------------------------------------------
   Total earned premiums             $  109.2      $   20.7       $  178.6      $ 267.1
=======================================================================================

13. Segment Information

Summarized financial information for the Company's principal operations was as follows:


                                                    Investment
Year ended December 31,               Financial     Management     Discontinued
1999 (Millions)                     Products (1)   Services (1)   Operations (1)   Other (1)      Total
---------------------------------------------------------------------------------------------------------
 Revenue from external
  customers                         $    551.1       $  118.3              --       $ (43.9)   $    625.5
 Net investment income                   881.5            1.5              --           3.3         886.3
---------------------------------------------------------------------------------------------------------
 Total revenue excluding net
  realized capital losses           $  1,432.6       $  119.8              --       $ (40.6)   $  1,511.8
=========================================================================================================
 Amortization of deferred policy
  acquisition costs                 $     93.4                                      $  11.5    $    104.9
---------------------------------------------------------------------------------------------------------
 Income taxes (benefits)            $     87.0       $   16.5                       $ (13.4)   $     90.1
---------------------------------------------------------------------------------------------------------
 Operating earnings (losses) (2)    $    192.1       $   28.1              --       $  (7.5)   $    212.7
 Other item (3)                             --                             --         (17.5)        (17.5)
 Net realized capital losses,
  net of tax                             (14.0)                            --            --         (14.0)
---------------------------------------------------------------------------------------------------------
 Income (loss) from continuing
  operations                             178.1           28.1              --         (25.0)        181.2
 Discontinued operations,
  net of tax:
  Amortization of deferred
   gain on sale                             --                      $     5.7            --           5.7
---------------------------------------------------------------------------------------------------------
 Net income (loss)                  $    178.1       $   28.1       $     5.7       $ (25.0)   $    186.9
=========================================================================================================
 Segment assets                     $ 53,324.4       $   73.2       $ 2,989.0                  $ 56,386.6
---------------------------------------------------------------------------------------------------------
 Expenditures for long-lived
  assets (4)                                --             --              --       $   5.7    $      5.7
---------------------------------------------------------------------------------------------------------
 Balance of long-lived assets               --             --              --       $  16.5    $     16.5
---------------------------------------------------------------------------------------------------------

 (1) Financial Products include: deferred and immediate annuity contracts, mutual funds, programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, investment advisory services and pension plan administrative services. Investment Management Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail clients, underwriting, distribution for Company products and trustee, administrative and other fiduciary services to retirement plans. (Refer to notes 1 and 2.) Discontinued operations include life insurance products. (Refer to note 3.) Other includes consolidating adjustments and Year 2000 costs.
 (2) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses and any other items. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
 (3) Other item excluded from operating earnings represents after-tax Year 2000 costs of $17.5 million
 (4) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

                                                   Investment
Year ended December 31,              Financial     Management     Discontinued
1998 (Millions)                    Products (1)   Services (1)   Operations (1)   Other (1)      Total
--------------------------------------------------------------------------------------------------------
 Revenue from external
  customers                        $    445.6       $  96.7               --       $ (38.4)   $    503.9
 Net investment income                  865.3           1.5               --           5.0         871.8
--------------------------------------------------------------------------------------------------------
 Total revenue excluding net
  realized capital gains           $  1,310.9       $  98.2               --       $ (33.4)   $  1,375.7
========================================================================================================
 Amortization of deferred policy
  acquisition costs                $     80.3            --               --       $  10.9    $     91.2
--------------------------------------------------------------------------------------------------------
 Income Taxes (benefits)           $     67.7       $  14.7               --       $ (15.8)   $     66.6
---------------------------------  ----------       -------               --       -------    ----------
 Operating earnings (2)            $    170.3       $  24.0               --       $  (7.1)   $    187.2
 Other item (3)                            --            --               --         (22.4)        (22.4)
 Net realized capital gains,
  net of tax                              7.3            --               --            --           7.3
--------------------------------------------------------------------------------------------------------
 Income from continuing
  operations                            177.6          24.0               --         (29.5)        172.1
 Discontinued operations,
  net of tax:
  Income from operations                   --            --        $    61.8            --          61.8
  Immediate gain on sale                   --            --             59.0            --          59.0
--------------------------------------------------------------------------------------------------------
 Net income (loss)                 $    177.6       $  24.0        $   120.8       $ (29.5)   $    292.9
========================================================================================================
 Segment assets                    $ 44,366.4       $  13.4        $ 2,946.4                  $ 47,326.2
--------------------------------------------------------------------------------------------------------
 Expenditures for long-lived
  assets (4)                               --            --               --       $   9.0    $      9.0
--------------------------------------------------------------------------------------------------------
 Balance of long-lived assets                                                      $  14.8    $     14.8
--------------------------------------------------------------------------------------------------------

 (1) Financial products include: deferred and immediate annuity contracts, mutual funds, programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, investment advisory services and pension plan administrative services. Investment Management Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail clients, underwriting, distribution for Company products and trustee, administrative and other fiduciary services to retirement plans. (Refer to notes 1 and 2.) Discontinued operations include life insurance products. (Refer to note 3.) Other includes consolidating adjustments and Year 2000 costs.
 (2) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses and any other items. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
 (3) Other item excluded from operating earnings represents after-tax Year 2000 costs of $22.4 million
 (4) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

                                                   Investment
Year ended December 31,              Financial     Management     Discontinued
1997 (Millions)                    Products (1)   Services (1)   Operations (1)   Other (1)      Total
--------------------------------------------------------------------------------------------------------
 Revenue from external
  customers                        $    371.5         $80.3               --        $(23.9)   $    427.9
 Net investment income                  876.7           1.4               --           3.6         881.7
--------------------------------------------------------------------------------------------------------
 Total revenue excluding net
  realized capital gains           $  1,248.2         $81.7               --        $(20.3)   $  1,309.6
========================================================================================================
 Amortization of deferred policy
  acquisition costs                $     57.2            --               --        $  9.1    $     66.3
--------------------------------------------------------------------------------------------------------
 Income Taxes (benefits)           $     59.7         $11.9               --        $ (3.2)   $     68.4
--------------------------------------------------------------------------------------------------------
 Operating earnings (2)            $    134.9         $19.7               --        $ (5.9)   $    148.7
 Net realized capital gains,
  net of tax                             19.2            --               --            --          19.2
--------------------------------------------------------------------------------------------------------
 Income from continuing
  operations                            154.1         $19.7               --          (5.9)        167.9
 Discontinued operations,
  net of tax:
  Income from operations                   --            --        $    67.8            --          67.8
  Deferred gain on sale                    --            --               --            --            --
--------------------------------------------------------------------------------------------------------
 Net income (loss)                 $    154.1         $19.7        $    67.8        $ (5.9)   $    235.7
========================================================================================================
 Segment assets                    $ 36,379.5         $17.9        $ 3,792.5            --    $ 40,189.9
--------------------------------------------------------------------------------------------------------
 Expenditures for long-lived
  assets (3)                               --            --               --        $ 10.0    $     10.0
--------------------------------------------------------------------------------------------------------
 Balance of long-lived assets                                                       $ 12.7    $     12.7
--------------------------------------------------------------------------------------------------------

 (1) Financial products include: deferred and immediate annuity contracts, mutual funds, programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, investment advisory services and pension plan administrative services. Investment Management Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail clients, underwriting, distribution for Company products and trustee, administrative and other fiduciary services to retirement plans. (Refer to notes 1 and 2.) Discontinued operations include life insurance products. (Refer to note 3.) Other includes consolidating adjustments and Year 2000 costs.
 (2) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses and any other items. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
 (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

14. Commitments and Contingent Liabilities

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31,1998, the Company had off-balance sheet commitments to purchase investments of $68.7 million with an estimated fair value of $68.9 million. At December 31, 1999, there were no off-balance sheet commitments.

Litigation

The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.